The PBHG Funds, Inc.
                             ----------------------
                                [GRAPHIC OMITTED]

ANNUAL REPORT
MARCH 31, 1999
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

THE PBHG FUNDS, INC.

PBHG GROWTH FUNDS
         PBHG Growth Fund
         PBHG Emerging Growth Fund
         PBHG Large Cap Growth Fund
         PBHG Select Equity
         Fund PBHG Core Growth Fund
         PBHG Limited Fund
         PBHG Large Cap 20 Fund
         PBHG New Opportunities Fund

PBHG VALUE FUNDS
         PBHG Large Cap Value Fund
         PBHG Mid-Cap Value Fund
         PBHG Small Cap Value Fund
         PBHG Focused Value Fund

PBHG SPECIALTY FUNDS
         PBHG International Fund
         PBHG Cash Reserves Fund
         PBHG Technology & Communications Fund
         PBHG Strategic Small Company Fund

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

THE PBHG FUNDS, INC.

TABLE OF CONTENTS
---------------------------------------------------------------
Message to Shareholders                                       3
PBHG Portfolio Managers                                       4
Management Discussion and Analysis                            7

PBHG GROWTH FUNDS
---------------------------------------------------------------
      PBHG Growth Fund                                        8
      PBHG Emerging Growth Fund                              10
      PBHG Large Cap Growth Fund                             12
      PBHG Select Equity Fund                                14
      PBHG Core Growth Fund                                  16
      PBHG Limited Fund                                      18
      PBHG Large Cap 20 Fund                                 20
      PBHG New Opportunities Fund                            22

PBHG VALUE FUNDS
---------------------------------------------------------------
      PBHG Large Cap Value Fund                              24
      PBHG Mid-Cap Value Fund                                26
      PBHG Small Cap Value Fund                              28
      PBHG Focused Value Fund                                30

PBHG SPECIALTY FUNDS
---------------------------------------------------------------
      PBHG International Fund                                32
      PBHG Cash Reserves Fund                                34
      PBHG Technology &
         Communications Fund                                 36
      PBHG Strategic Small
         Company Fund                                        38

Report of Independent Accountants                            40
Statements of Net Assets/Schedules
   of Investments                                            41
Statements of Asset and Liabilities                          82
Statements of Operations                                     84
Statements of Changes in Net Assets                          86
Financial Highlights                                         92
Notes to Financial Statements                                94
Notice to Shareholders                                       98

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

THE PBHG FUNDS, INC.

MESSAGE TO SHAREHOLDERS
[PHOTO OF HAROLD BAXTER OMITTED]

DEAR FELLOW SHAREHOLDERS:
We are pleased to send you The PBHG Funds, Inc. (the "Fund") Annual Report for the year ended March 31, 1999. The past year presented us with great challenges, from a strategic business initiative, to aggressive customer service improvements and, of course, to a difficult investment environment. For over a year, the market has exhibited a tremendous amount of volatility across all asset classes. In a continuing trend, many investors flocked to larger capitalization stocks and ignored smaller capitalization stocks. For this reason and several others, a very wide disparity occurred among the performances of different asset classes and investment styles. As you would expect with a diversified offering of mutual funds, some of our funds performed beyond our expectations while others struggled.

SERVICING OUR SHAREHOLDERS
We began as a one-product company 17 years ago. While we are proud of our roots as small-cap growth investors, we realize, as you do, that no investment style outperforms every year. For that reason, we continue to strive to offer additional fund options to help you build your investment portfolio. Early in 1999 we added two new funds -- the PBHG New Opportunities Fund and the PBHG Focused Value Fund. We now offer a total of sixteen no-load mutual funds that provide a broad array of investment styles and capitalization ranges from which to choose -- growth and value, diversified and concentrated, domestic and international, micro-cap to large-cap.

Over the past year, PBHG Fund Services, the Funds' administrator, worked tirelessly to improve all levels of service to our shareholders. We recently redesigned our quarterly newsletter in an effort to make it more informative and reader-friendly. As a result of extensive training, our shareholder service center representatives can answer 90% of your calls within 20 seconds, with an average response time of 7 seconds! To accommodate shareholders with varied schedules, we offer the ability to check balances and initiate transactions securely, either by telephone or via the Internet. In the coming months, we will add an electronic mail feature to our web site, enabling shareholders to ask questions when it is most convenient for them. In addition to added convenience, our web site offers access to a wealth of information. It is updated regularly with commentaries from our portfolio managers, with our own PBHG publications and with investment research from respected Wall Street firms. We encourage you to visit our site at www.pbhgfunds.com.

LOOKING FORWARD
We believe that both our successes and our failures strengthen our resolve and improve our ability to face the challenges ahead. We know it was not an easy year to stay the course. Many shareholders did not, which is why we more deeply value those that did. We believe that those that have stayed with us will ultimately be reworded with the kind of investment performance for which PBHG is known. Thank you for your continued confidence in The PBHG Funds, Inc.

                      Sincerely,

                      /S/ SIGNATURE OMITTED
                      Harold J. Baxter
                      Chairman
                      The PBHG Funds, Inc.

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

THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

Gary L. Pilgrim, CFA
[PHOTO OF GARY L. PILGRIM OMITTED]
MANAGER
   PBHG Growth Fund
--------------------------------------------------------------------------------
Gary L. Pilgrim is co-founder, Board member, President and Chief Investment Officer of Pilgrim Baxter & Associates, Ltd. He is also the President of The PBHG Funds, Inc. Gary has managed the PBHG Growth Fund since its inception in 1985. In addition, he is responsible for overseeing the investment management of Pilgrim Baxter's institutional client portfolios, as well as the PBHG mutual funds advised by Pilgrim Baxter. He is also responsible for overseeing the firm's day-to-day securities trading and account control operations.

     Throughout his 30-year career, Gary has specialized in growth stock investing. He began his career at Philadelphia national Bank in the late 1960's, starting as an equity analyst, later becoming Director of Research and then the Chief Investment Officer of that bank's Trust Department. Gary holds a B.S.B.A from the University of Tulsa and an M.B.A. from Drexel University. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.


Christine M. Baxter, CFA
[PHOTO OF CHRISTINE M. BAXTER OMITTED]
MANAGER
  PBHG Emerging Growth Fund

--------------------------------------------------------------------------------
Christine M. Baxter has managed the PBHG Emerging Growth Fund since its inception in 1993. In addition, she manages small-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. When she joined the firm in 1991, her responsibilities included fundamental and quantitative equity analysis and the construction of the Pilgrim Baxter micro-cap investment universe. She holds a B.A. from the University of Pennsylvania, as well as an M.B.A. from the University of Pennsylvania's Wharton School of Business. Christine is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia, Inc.



Jeffrey A. Wrona, CFA
[PHOTO OF JEFFREY A. WRONA OMITTED]
MANAGER
   PBHG Technology &
     Communications Fund

--------------------------------------------------------------------------------
Jeffrey A. Wrona is the manager of the PBHG Technology & Communications Fund. In addition, he manages small- and mid-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm, Jeff was with Munder Capital Management, where he was a Senior Portfolio Manager, as well as co-founder of Munder's mid-cap growth product and the Munder NetNet Fund. His prior industry experience includes securities analysis at Drexel Burnham Lambert. Jeff began his business career as a product design engineer with Ford Motor Company. He holds a bachelor's degree in engineering from the University of Michigan and an M.B.A. from the University of Michigan. Jeff is a Chartered Financial Analyst.

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THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

Gary D. Haubold, CFA
[PHOTO OF GARY D. HAUBOLD OMITTED]
MANAGER
   PBHG Large Cap Value Fund
   PBHG Mid-Cap Value Fund
   PBHG Small Cap Value Fund
   PBHG Focused Value Fund

CO-MANAGER
   PBHG Strategic Small Company
     Fund

--------------------------------------------------------------------------------
Gary D. Haubold is the Chief Investment Officer of Pilgrim Baxter Value Investors, Inc. ("Value Investors"), the sub-adviser to the PBHG Value Funds. In this capacity, he directs all investment, research and strategy activities for Value Investors. He manages all of the PBHG Value mutual funds, and is the co-manager of the PBHG Strategic Small Company Fund. Prior to joining Value Investors, Gary was a Senior Portfolio Manager at Miller, Anderson & Sherrerd, LLP, where he co-managed the MAS Small Cap Value and MAS Mid Cap Value mutual funds. Previously, Gary was Head of Equity Research at Wood, Struthers & Winthrop, where he also managed two value style mutual funds. Gary began his investment career with Stein, Roe & Farnham as an equity analyst. He graduated magna cum laude from Rice University with a degree in Engineering and holds an M.B.A from the University of Pennsylvania's Wharton School of Business. Gary is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts .


James D. McCall, CFA
[PHOTO OF JAMES D. MCCALL OMITTED]
MANAGER
   PBHG Large Cap Growth Fund
   PBHG Large Cap 20 Fund
   PBHG Core Growth Fund
   PBHG Select Equity Fund

--------------------------------------------------------------------------------
James D. McCall manages the PBHG Large Cap Growth Fund, the PBHG Large Cap 20 Fund, the PBHG Core Growth Fund and the PBHG Select Equity Fund. In addition, he also manages large-cap growth assets for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm in 1994, Jim was a Vice President and portfolio manager with The First National Bank of Maryland, where he managed a growth mutual fund investing across all capitalizations. Prior to that, Jim was employed by Provident Mutual Management Co., where he managed a similar growth mutual fund. Before entering the investment business, Jim spent ten years as a hospital pharmacist in a variety of clinical and administrative capacities. He holds a B.S. from the Philadelphia College of Pharmacy and Science, as well as an M.B.A and M.S. in Pharmacy from the University of Utah. Jim is a Chartered Financial Analyst.


Erin A. Piner
[PHOTO OF ERIN A. PINER OMITTED]
MANAGER
   PBHG Limited Fund

--------------------------------------------------------------------------------
Erin A. Piner manages the PBHG Limited Fund and focuses her research on the smallest companies in the Pilgrim Baxter universe. In addition, she manages micro-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Prior to joining the firm in 1995, Erin worked in the private client groups of Kidder, Peabody & Co., Inc. and Paine Webber, Inc. (subsequent to its merger with Kidder, Peabody). Erin holds a B.A. from the College of the Holy Cross. She is currently a candidate in the Chartered Financial Analyst program.

FRANK P. SLATTERY
[PHOTO OF FRANK P. SLATTERY OMITTED]
MANAGER
   PBHG New Opportunities Fund

--------------------------------------------------------------------------------
Frank P. "Quint" Slattery manages the PBHG New Opportunities Fund and is an equity research analyst focusing on growth stocks. Prior to joining Pilgrim Baxter in 1998, Quint was a financial analyst in the Investment Banking Energy Group of Merrill Lynch & Co. He holds an A.B. degree from Princeton University.

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THE PBHG FUNDS, INC.

PBHG PORTFOLIO MANAGERS

James M. Smith, CFA
[PHOTO OF JAMES SMITH OMITTED]
CO-MANAGER
   PBHG Strategic Small
     Company Fund
--------------------------------------------------------------------------------
James M. Smith is the manager of the Growth portion of the PBHG Strategic Small Company Fund. In addition, he manages small-cap growth portfolios for clients of Pilgrim Baxter & Associates, Ltd. Jim possesses over twenty-five years of investment experience in equity portfolio management and research. Prior to joining Pilgrim Baxter, he managed a small-cap growth equity mutual fund for Selected Financial Services. His prior service also includes employment with Sears Investment Management Company as a Vice President responsible for emerging growth and venture capital portfolios. Jim is a graduate of Washington & Lee University, where he was inducted into Phi Beta Kappa. He also holds an M.B.A. from Northwestern University. Jim is a Chartered Financial Analyst.

Andrew Preston, MSI
[PHOTO OF ANDREW PRESTON OMITTED]
MANAGER
   PBHG International Fund


--------------------------------------------------------------------------------
Andrew Preston is the manager of the PBHG International Fund. He served as the Fund's co-manager from 1995 through 1998. In 1985, he joined Murray Johnstone International Limited, a registered investment adviser located in Glasgow, Scotland. Murray Johnstone is a wholly-owned subsidiary of Murray Johnstone Holdings Limited, which together have over $7 billion in assets under management for institutional clients worldwide. Murray Johnstone Holdings Limited, with its successors, has been in business since 1907.

     Andrew currently serves as Portfolio Manager and Director (since 1993) of Murray Johnston International Limited. He has managed investments in the United Kingdom, the United States, Japan and Southeast Asia. Andrew holds a B.A. from the University of Melbourne, where he majored in Economics and Far Eastern Languages (Chinese and Japanese) and culture.


John C. Keogh
[PHOTO OF JOHN KEOGH OMITTED]
MANAGER
   PBHG Cash Reserves Fund

--------------------------------------------------------------------------------
John Keogh is a Senior Vice President and Partner at Wellington Management Company, LLP, the investment sub-adviser for the PBHG Cash Reserves Fund. Wellington is an investment management firm servicing public mutual funds, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1999, it had discretionary management authority over $215 billion of assets. Wellington and its predecessor organizations have provided investment advisory services to investment companies since 1933.

     John is responsible for money market and other short duration portfolios at Wellington, managing approximately $15 billion in this asset class. He is a member of Wellington's Fixed Income Review Group and he chairs the firm's Short Duration Bond Strategy Group, which develops guidelines for their portfolio managers. John has the distinction of managing the first dollar-denominated money market fund ever offered by a Japanese entity. Prior to joining Wellington in 1983, he worked in the investment division of Connecticut National Bank. John holds a B.A. in economics from Tufts University.

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THE PBHG FUNDS, INC.

MANAGEMENT DISCUSSION AND ANALYSIS

[PHOTO OF GARY L. PILGRIM OMITTED]

DEAR FELLOW SHAREHOLDERS:
Several major trends dominated the market during the twelve months ended March 31, 1999. Volatility drove indexes up and down sharply. Returns in the technology sector far surpassed the returns of any other sector. Growth strategies outperformed value strategies. Large-cap stocks outperformed small-cap stocks. Superior performance was concentrated in the largest of the large-cap stocks. Most active managers lagged their passive benchmarks.

In an article entitled "Hot Market Leaves Most Funds Cold", The Wall Street Journal of April 5, 1999 examined the "chasm" of returns between fund types over the last year. According to the article, "The average `large-growth' fund gained an impressive 28.06% for the twelve months through March, while the average `small value' fund sank a sickening 22.72%. The range in performance has `never been anything close' to the recent disparity in the more than 20 years for which Morningstar has data..." The PBHG Fund Family dramatically bears out that point. For the fiscal year ended March 31, 1999, the PBHG Large Cap 20 Fund grew 52.52% while the PBHG Small Cap Value Fund dropped 20.93%.

By the end of last summer, there was a raging debate over whether the stock market had entered a bear market. At the end of August, all indexes were down sharply from their highs reached earlier in the year, with small-caps hit the hardest. At that time, fear gripped the market -- fear of a U.S. recession, fear of global recession, fear of a credit squeeze and fear of a presidential impeachment. The Federal Reserve tried to alleviate these fears by lowering interest rates three times in three months beginning in September. And it worked. By mid-October, the market turned around. Even small-caps rebounded. With lower interest rates, strong employment data and an ever-spending consumer, the fear of recession subsided. By early in the first quarter of 1999, not only had all of the market's fears disappeared, they seemed to be groundless. The economic statistics released throughout the first quarter brought very good news indeed. The economy entered its eighth year of expansion with vigor. The Gross Domestic Product for the fourth quarter of 1998 rose a healthy 6%. The Consumer Price Index rose only 1.6% in 1998, the lowest rate since 1986. The Producer Price Index actually fell .1% during 1998. The unemployment rate stands at a decades low 4.2%.

With the Dow Jones Industrial Average topping 10,000, we have witnessed a disturbing trend reported in the popular press. Dazzled by the returns produced by large-cap stocks in recent years, some investors are considering abandoning the concept of diversification. "Why hold small-cap stocks or international stocks, when large-cap U.S. stocks have done so well?", they ask. Diversification can seem painful when it works. Diversification rarely produces the best short-term outcome, because that is not what it is designed to do. Diversification is a long-term portfolio management strategy, built on decades of financial data, not just the last five years' data.

In our opinion, when "advisors" begin to espouse a "new paradigm" that is contrary to a very basic investment tenet, it is time for caution. History tells us that styles go out of favor. Sometimes these style shifts last a quarter or two. Sometimes they last years. Our flagship PBHG Growth Fund has suffered this reality for nearly three years. Does that mean it is time to bet the ranch on today's equivalent of the Nifty Fifty? Investors must decide this for themselves. We believe diversification among investment styles still makes sense for long-term investors.

                                      Sincerely,
                                      /S/ SIGNATURE OMITTED
                                      Gary L. Pilgrim
                                      President and Chief Investment Officer
                                      Pilgrim Baxter & Associates, Ltd.


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THE PBHG FUNDS, INC.

PBHG GROWTH FUND

Portfolio Profile
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN:  Small to medium-sized growth companies.
STRATEGY: The PBHG Growth Fund seeks capital appreciation by investing primarily in common stocks of small- and medium-sized U.S. growth companies. These companies, in the opinion of Pilgrim Baxter, have an outlook for strong growth in earnings and the potential for significant capital appreciation. The Fund is aggressive and should be considered a long-term investment. The Fund is currently making the majority of purchase selections in companies with market capitalizations below $1 billion and intends to reduce or eliminate positions as they approach the $4 billion level.

Performance
    For the year ended March 31, 1999, the Fund's total return was -13.2% versus the Russell 2000 Growth Index return of -11.0% and the Lipper Mid-Cap Funds Index return of 1.9%. The year was mostly an uphill struggle, as the market and the Fund experienced only one positive quarter (the quarter ending December 31, 1998) over the last four. Looking back, after their July peak and subsequent decline to October lows, large-cap stocks resumed their leadership. The S&P 500 Index finished the fiscal year with a huge spread of outperformance over small-cap indexes -- some 23 percentage points in the case of the Russell 2000 Growth Index. This disparity occurred despite a persistent backdrop of favorable indicators of domestic economic activity. Several factors, such as political instability and currency devaluations abroad, presidential impeachment uncertainties and hedge fund crises, kept investors attracted to the securities of large, liquid companies. Unnoticed in this embrace of the large-cap asset class has been a gradual slowing of the earnings growth of the S&P 500 Index from the above-normal growth levels of the past few years. Companies like Coca-Cola and Gillette have reminded investors that, global franchise or not, large-cap stocks are not bullet proof.
    Our assertion last year that investors would look back at April of 1997 as a capitulation low in small stocks was quickly followed by a lower low in October of 1998. This is a good reminder that changes in market sentiment are hopelessly difficult to predict. Nonetheless, we are optimistic that earnings eventually win in the market. When that occurs, we believe our strategy of constructing a portfolio of very rapidly growing companies that are meeting or exceeding consensus earnings expectations will, again, prove to be productive. Today, our portfolio companies have or expect to have earnings growth in excess of 40%, a strong attraction for investors should sentiment towards small companies improve.
    Technology and service companies continue to dominate the portfolio's weightings. Technology has been the portfolio's largest sector and provided the largest positive contribution to portfolio returns. During the year, we increased technology holdings and decreased all other sectors. However, one reason that we underperformed the Russell 2000 Growth Index was an under-exposure to the increasingly robust Internet weightings in the Index. Many of the Internet stocks in the Index exceed the traditional definition of small-cap stocks. Also, buying Internet stocks often means investing in companies with no prospects of earnings over a reasonable period. Simply, companies like these do not meet the purchase criteria upon which our discipline is based. Another reason that we underperformed the Index was an underweighting in energy stocks, which had very poor earnings due to a weak pricing environment. Those stocks have enjoyed a burst of performance in the last two months, after recent OPEC efforts to prop up oil prices.

Portfolio Highlights
    As was the case in previous years, it is difficult this year to identify examples of serious stock selection disappointments not accompanied by earnings shortfalls. For instance, in the consumer sector, the earnings of General Nutrition, Goody's Family Clothing, Party City and Family Golf Centers came up short. Healthcare sector disappointments included Theragenics, Total Renal Care and Pathogenisis. In the closely related areas of service and technology, our poorest performing stocks were Computer Horizons, CBT Group, Saville Systems, JDA Software and Filenet.
    It is always uncomfortable to acknowledge our failures as stock pickers. Nevertheless, it has never been a secret that emerging growth companies are fragile and deserve their reputation as sources of "torpedos". However, in our experience, a disciplined attention to the fundamentals of these companies and to early warnings of trouble allow us to anticipate and avoid many of these negative outcomes. Moreover, we believe this discipline will preserve the opportunity to gain exposure to the kinds of successful growth companies that have contributed to the Fund's unusually good years in the past.
    In the last twelve months, we have enjoyed an affirming outcome from several big winners, each built on a pattern of earnings surprise and positive earnings revisions. Examples of such winners for the Fund include American Eagle Outfitters, Linens `N Things and Gemstar in the consumer sector; and Netbank, a new bank offering its services over the Internet, in the financial sector. Healthcare successes include Minimed, Express Scripts and Medquist. Lastly, in the areas of services and technology, we were pleased with the performances of USWeb, Network Solutions (the Fund's largest gainer), RF Micro Devices, E-Tek Dynamics, Micromuse, Mindspring and Geotel Communications (recently announced to be acquired by Cisco).
    Without a doubt, this has been a difficult year. We recognize that our record and reputation have been diminished by recent returns. However, we believe our potential as a vehicle for exposure to the small, most rapidly growing companies of the day has not diminished. We appreciate your continued investment in the Fund.

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

THE PBHG FUNDS, INC.

PBHG GROWTH FUND
                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
             INVESTMENT IN THE PBHG GROWTH FUND, PBHG CLASS, VERSUS
              THE RUSSELL 2000 GROWTH INDEX AND THE LIPPER MID-CAP
                                  FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]
          PBHG           RUSSELL    LIPPER MID-CAP
      GROWTH FUND,        2000           FUNDS
       PBHG CLASS    GROWTH INDEX 4     AVERAGE 5
12/31/85 $10000          $10000          $10000
   3/86   11510           11481           11696
   3/87   16870           13175           14532
   3/88   14665           10888           13034
   3/89   15249           11991           14835
   3/90   19383           13057           17418
   3/91   22667           14462           20341
   3/92   25790           17206           24334
   3/93   34680           17726           27585
   3/94   47609           19628           30081
   3/95   54236           21057           32831
   3/96   82168           27660           42562
   3/97   68396           26051           44852
   3/98   91685           36778           64304
   3/99   79601           32718           64458

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Growth Fund-PBHG Class commenced operations on December 19, 1985.
 3 The performance shown for the Advisor Class (formerly known as the Trust Class) prior to its inception on August 16, 1996, is based on the performance and expenses of the PBHG Class. Subsequent to August 16, 1996, the performance is that of the Advisor Class and reflects the expenses specific to the Advisor Class, which will cause its returns to be less than those of the PBHG Class. The average annual total return of the PBHG Advisor Class from its inception date to March 31, 1999 was -1.63%.
 4 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 5 The Lipper Mid-Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. The performance figures are based on changes in net asset value of the funds in the Index with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.



                          Average Annual Total Return1
                              As of March 31, 1999

---------------------------------------------------------------------------------------
                                            Annualized Annualized Annualized Annualized
                                  One Year    3 Year     5 Year    10 Year   Inception
                                   Return     Return     Return    Return     to Date
---------------------------------------------------------------------------------------
 PBHG Growth Fund-PBHG Class 2     -13.18%    -1.05%     10.83%    17.97%    16.90%
---------------------------------------------------------------------------------------
 PBHG Growth Fund-Advisor Class 3  -13.41%    -1.27%     10.68%    17.89%    16.85%
---------------------------------------------------------------------------------------

                               Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 10%
                            Consumer Non-Cyclical 1%
                                  Financial 1%
                                 Health Care 11%
                                  Industrial 9%
                                  Services 16%
                                 Technology 49%
                                     Cash 3%


                        % of Total Portfolio Investments


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

THE PBHG FUNDS, INC.

PBHG EMERGING GROWTH FUND

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.
INVESTS IN:  Domestic emerging growth companies.
STRATEGY: The Fund's strategy is to invest in young, rapidly growing companies with prospects for continued growth. The Fund will typically target the following sectors: technology, healthcare, consumer, and service. The Fund will remain diversified over a large number of securities.

Performance
    The last year has been another difficult year for small-cap stocks. With the Dow hitting 10,000 and the Internet craze creating billions of dollars of valuation each week, some may ask why we continue to be so staunchly committed to small, rapidly growing companies. We remain unfazed. While disappointed with the continued underperformance, we believe that the small-cap sector in general and the PBHG Emerging Growth Fund provide the investor with the potential for explosive returns.
    For the twelve months ended March 31, 1999, the PBHG Emerging Growth Fund lost 19.9%, underperforming the Russell 2000 Growth Index, which lost 11.0%. The negative relative performance was due in part to the Fund's lack of exposure to Internet and larger capitalization companies that are included in the Russell 2000 Growth Index. The sector weightings in the portfolio have not changed dramatically. At year-end, the portfolio was allocated as follows: technology, 41%; consumer, 18%; service, 12%; and healthcare, 11%.

Portfolio Highlights
    We believe that companies that can achieve rapid sales and earnings growth over sustained periods create the best investment opportunities. These companies typically are first or very early to market with a new solution to a current business problem. A rapid adoption of their solution can fuel explosive growth. New Era of Networks (NEON), a company that provides integration software for companies that utilize many various software programs, is an excellent example. Using NEON's solution, companies can integrate their systems in a seamless and time-effective manner. The company's products generate a real return on investment for their customers. New Era of Networks generated a significant amount of return for the Fund as well. The stock is up well over 200% from our initial purchase (as of this writing the Fund has a 270% gain in its position). We first invested in New Era of Networks during the first calendar quarter of 1998, when the company had less than $10 million in quarterly sales. In the most recent reported quarter (3/99), the company had over $29 million in sales. The company increased sales by 209% in 4 quarters! Profitability improved as well. GeoTel is another core holding that has been able to sustain phenomenal growth. In each quarter since we first invested in GeoTel, the company generated revenue growth above 100%. In April of this year, Cisco announced its intention to buy GeoTel for approximately $2 billion in stock. We enjoyed a gain of over 500% in this position. Network Appliance is another stellar growth company that was up over 180% for the year. In the quarter ended March 1999, the company reported revenue of $75.6 million, versus $43.9 million in the quarter ended March 1998 and $65.6 million in the quarter ended December 1998. Companies like this, that can generate 15% sequential revenue growth, and 72% annual growth while maintaining profitability, continue to be the mainstay of the Fund's strategy. We are even more encouraged by the fact that stellar companies can still generate significant positive returns in a hostile small-cap environment, such as the one we have experienced over the last twelve months.
    In addition to our tried and true strategy of making long-term investments in small, rapidly growing companies, occasionally we are able to make opportunistic stock purchases when volatile markets create pricing anomalies. In October of 1998, we purchased shares of Security Dynamics and VideoServer at depressed valuations. Each position was sold later in the year for a gain of over 100%.
    Despite these bright spots, the year was disappointing overall. The market mercilessly penalized small companies with deteriorating fundaments, especially in the fall of 1998. Many of the Fund's holdings that fell into this category generated losses in excess of 50%. Sirrom Capital, a financial service company that makes loans to small companies, was forced to adjust the valuation of its loan portfolio and consequently the stock suffered. Dataworks Technology had difficulty meeting expectations after merging with another software company. Renaissance Worldwide, an information technology staffing company, also ran into trouble with acquisitions. Aris Corp., another IT services company, suffered when their corporate training business slowed. Although the company maintained growth and profitability, the valuation suffered dramatically. Throughout the year, the portfolio was hurt by 29 positions that declined by 60% or more.
    The Fund's real story of the year may be the lackluster stock performance of those companies that continued to generate solid earnings growth. These companies experienced multiple contractions with mediocre stock performance, despite excellent earnings results. Unfortunately, the Fund held many examples of this phenomenon. Polycom, a maker of audio and video conferencing equipment, has experienced significant earnings and revenue growth and has a solid pipeline of new products. Yet, from the time we first purchased the stock in July 1998 through the end of March 1999, the stock appreciated only 6.5%. Advent Software, a maker of software applications for the institutional money manager market, has increased revenues and earnings by over 40%. Nevertheless, the stock increased only 5.26% for the twelve-month period. Genesis Microchip, which was held through the period, generated a stock return of only 6.4%, though earnings almost doubled to $0.19 in the last year. When the market for small-capitalization stocks turns around, we believe that these companies provide the Fund with enormous potential.

[PILLAR LOGO OMITTED] 10

THE PBHG FUNDS, INC.

PBHG EMERGING GROWTH FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                       IN THE PBHG EMERGING GROWTH FUND,
   VERSUS THE RUSSELL 2000 GROWTH INDEX AND THE LIPPER SMALL CAP FUNDS AVERAGE

                   [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

           PBHG       RUSSELL     LIPPER SMALL
         EMERGING       2000        CAP FUNDS
       GROWTH FUND  GROWTH INDEX 3  AVERAGE 4
6/30/93   $10000       $10000        $10000
3/94       13100        10763         10845
3/95       17290        11547         11719
3/96       25963        15168         15482
3/97       22403        14285         16326
3/98       30045        20168         23470
3/99       24063        17942         19837

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 2  The PBHG Emerging Growth Fund commenced operations on June 14, 1993.

 3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.

 4 The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.

                          Average Annual Total Return1
                              As of March 31, 1999

-------------------------------------------------------------------------------------
                                                  Annualized Annualized   Annualized
                                       One Year     3 Year     5 Year      Inception
                                        Return      Return     Return      to Date2
-------------------------------------------------------------------------------------
  PBHG Emerging Growth Fund             -19.91%     -2.50%     12.93%       16.60%
-------------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 17%
                            Consumer Non-Cyclical 1%
                                    Energy 1%
                                 Health Care 11%
                                  Industrial 6%
                                  Services 12%
                                 Technology 41%
                                Transportation 1%
                                    Cash 10%


                        % of Total Portfolio Investments


11 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG LARGE CAP GROWTH FUND

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: Companies, with above $1 billion of market capitalization that, in Pilgrim Baxter's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.
STRATEGY: The Fund consists of larger companies with historical and estimated future growth rates of over 20%. The Fund strives to layer additional strong investment ideas on top of the 20 "best ideas" found in the PBHG Large Cap 20 Fund to provide a more diversified investment opportunity for shareholders interested in the large company arena.
    In the current environment -- where very large, multinational, economically sensitive corporations are experiencing slowing growth rates -- this Fund attempts to isolate and harness the power of consistent, high-growth, large companies that are less affected by economic cycles.

Performance
    The PBHG Large Cap Growth Fund returned 15.9% for the fiscal year ended March 31, 1999, compared to the 18.5% return of its benchmark, the S&P 500 Index. The underperformance relative to the benchmark can be traced to the year's second fiscal quarter ended September 30, 1998. At that time, investors went through a severe panic, fearing that serious economic problems in some of the world's emerging markets would spill over into the U.S. and cause a recession! Risk avoidance motivated most market participants in the extreme. Investors seemed determined to sell all securities in which they had significant profits and all securities that appeared to have above-average risk. In the equity market, stocks that had performed well up to that point and stocks with the highest price/earnings ratios (P/E) were sold aggressively. These emotionally driven trading strategies negatively affected the Fund's performance. Heading into the September quarter, the Fund had outperformed the market and its average P/E was well above that of the market, given our preference for high-growth companies. While we were able to recoup some of the lost ground over the second half of the fiscal year, we were unable to catch the benchmark by fiscal year-end. We humbly point out, however, that we did outperform the majority of our peers, as the average return generated by the universe of growth mutual funds (as categorized by Lipper Analytical Services) was 13.6% over the same twelve-month period.
    Technology, our largest sector, led this year's performance. Our best performer was America OnLine, which benefited from the exploding popularity of "going online", both among users and investors. Other less direct beneficiaries of the Internet craze in the Fund included EMC Corp., Global Crossing, Cisco Systems, MCI/Worldcom, and Qwest Communications. The tech sector made the biggest contribution to the Fund's performance in each quarter of the fiscal year and was the only sector to produce a positive return in every quarter. This noteworthy consistency of performance may seem unusual, given that the technology sector is often derided as being unpredictable and unmanageable. However, in our opinion, technology is likely to remain the fastest growing sector of our economy and thus the area to find the greatest number of high-quality, fast-growing companies.
    We also enjoyed strong performances from some non-technology companies during the year. In the consumer cyclical sector, better-than-expected earnings reports boosted the share prices of Staples, Harley-Davidson, and Home Depot. In the healthcare sector, Pfizer and Eli Lilly benefited from new product initiatives. In the services sector, Sapient's shares rose due to better-than-expected earnings and an expanding recognition of the company's rapidly growing service that helps corporate clients establish Internet functionality.
    Not all of our investments worked in the fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, some before the share price collapsed and, unfortunately, some after. We recognize that investors dislike negative surprises. We plan to work harder in this fiscal year to discern changes at the margin in the fundamental business trends of the companies we own -- changes that portend negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them, and take the appropriate action.

Portfolio Highlights
    Though we had a few disappointments during the year, having relatively large positions in several of the market's top performers easily compensated for the negative effects of our disappointing stocks. Fortunately, several Fund holdings appreciated by more than 100% for the year.
    Clearly, investors favored large-cap growth stocks above all others in the fiscal year. Determining factors seemed to be sustainable, above-average rates of growth in a challenging aggregate growth environment and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by our companies, we think these two factors also contributed to performance over the course of the fiscal year. At least to some extent, we are grateful for having been in the right place at the right time. Nonetheless, we continue to believe that high quality, strong, secular (not cyclical) growth companies consistently represent the most promising investment opportunities.
    As we enter the new fiscal year, the equity markets are in a decidedly bullish mood. While we do not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy and an accommodating Federal Reserve, we also do not expect the current euphoria to last all year. One feature we do expect the equity markets to have in common with last year is volatility. The degree of short-term volatility correlates directly with valuation levels. With valuations at historically high levels, we do not expect many dull moments. While extreme volatility can make for a harrowing existence, it also creates numerous opportunities. We hope to continue taking advantage of these opportunities to strengthen the Fund for the long-term.
    Of course, we make all our investments with a view toward the long-term. In our opinion, top quality growth companies share several characteristics that contribute to sustained, above-average growth rates: superior technologies or services, strong balance sheets, clear business models and management teams with the ability to execute their strategies. We believe investors will continue to seek companies with these characteristics.


[PILLAR LOGO OMITTED] 12

THE PBHG FUNDS, INC.

PBHG LARGE CAP GROWTH FUND

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                     INVESTMENT IN THE PBHG LARGE CAP GROWTH
                     FUND, VERSUS THE S&P 500 INDEX AND THE
                           LIPPER GROWTH FUNDS AVERAGE
                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

       PBHG LARGE CAP  S&P 500   LIPPER GROWTH
        GROWTH FUND    INDEX 3  FUNDS AVERAGE 4
4/30/95    $10000     $10000         $10000
9/95        13160      11485          11679
3/96        14992      12829          12613
9/96        16870      13818          13589
3/97        14728      15371          14244
9/97        20140      19404          18239
3/98        23683      22744          20391
9/98        21459      21163          18025
9/99        27448      26949          23114

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Large Cap Growth Fund commenced operations on April 5, 1995.
 3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

----------------------------------------------------------------------
                                           Annualized    Annualized
                                One Year     3 Year       Inception
                                 Return      Return       to Date2
----------------------------------------------------------------------
  PBHG Large Cap Growth Fund     15.90%      22.33%        28.80%
----------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                      [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 23%
                                  Financial 4%
                                 Health Care 17%
                                  Industrial 6%
                                  Services 10%
                                 Technology 37%
                                     Cash 3%


                        % of Total Portfolio Investments


13 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG SELECT EQUITY FUND

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: Normally no more than 30 common stocks of companies that, in Pilgrim Baxter's opinion, have a strong earnings growth outlook and potential for capital appreciation.
STRATEGY: This portfolio is designed to concentrate our investments in approximately 30 companies that we believe represent the best growth companies in the market at a given time, regardless of company size. We purchase only those high growth, high quality companies where we have the greatest confidence in the company specific fundamental business characteristics.

Performance
    The PBHG Select Equity Fund returned 7.4% for the fiscal year ended March 31, 1999, compared to the 18.5% return provided by the S&P 500 Index. In general, the Fund's exposure to mid-cap and small-cap stocks hindered performance. Specifically, we experienced a high number of negative "surprises", mostly in the small-cap arena. Broadly speaking, our large-cap holdings performed extremely well.
    Technology, our largest sector, led this year's performance. Within that sector, America Online was the Fund's star performer, as the company continued to achieve favorable developments in the areas of subscriber growth and advertising revenues and, of course, as the stock was propelled by "Internet mania". Global Crossing also enjoyed strong share price appreciation, as the company continued its progress in the build-out of its fiber optic undersea cable network. The Fund's third biggest contributor was Dell Computer, which continued its string of positive earnings surprises. Seven of our top ten performers came from the technology sector, reinforcing our view that technology remains the fastest growing sector of the U.S. economy. Given the competitive advantage that U.S. technology companies currently enjoy versus the rest of the world, we expect this sector will continue to present the largest number of high-quality investment opportunities.
    Our other heavily represented sectors -- services, healthcare, and consumer cyclicals -- all had strong individual performers in the year. The leading performance contributors in their respective sectors were as follows:
International Network Systems, in services; Genentech, in healthcare; and Clear Channel Communications, in consumer cyclicals. We were fortunate to have no exposure to the energy sector during the year. This group suffered severely after oil and natural gas prices began to decline due to dramatic slowdowns in a number of the world's regional economies. The Fund also benefited from our lack of exposure to the basic materials sector, as the inability to raise prices in this commodity-oriented sector made growth difficult to achieve.
    As indicated above, not all of our Fund investments worked in the fiscal year. Deteriorating fundamentals prompted the sale of a number of holdings, some before the share price collapsed and, unfortunately, some after. We recognize that investors dislike negative surprises. We plan to work harder in fiscal 2000 to discern changes at the margin in the fundamental business trends of the companies we own-changes that portend negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them, and take the appropriate action.

Portfolio Highlights
    The advantages of concentrated investing -- focusing on a limited number of stocks that we are convinced have the greatest fundamental strengths in their underlying businesses -- continues, in our view, to be a sound investment approach. Though we had a number of disappointments during the year, we also saw several holdings appreciate by more than 100% for the year. As a result, the benefit of having several of the market's top performers compensated, at least somewhat, for the negative effects of our disappointing stocks.
    Clearly, investors favored large-cap growth stocks above all others in the fiscal year. Determining factors seemed to be sustainable, above-average rates of growth in a challenging aggregate growth environment and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by our large-cap companies, we think these two factors also contributed to the Fund's performance over the course of the fiscal year. Nonetheless, we continue to believe that high quality, strong, secular growth companies OF ALL SIZES consistently represent the most promising investment opportunities.
    As we enter the new fiscal year, the equity markets are in a decidedly bullish mood. While we do not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy and an accommodating Federal Reserve, we also do not expect the current euphoria to last all year. One feature we do expect the equity markets to have in common with last year is volatility. The degree of short-term volatility correlates directly with valuation levels. With valuations at historically high levels, we do not expect many dull moments. While extreme volatility can make for a harrowing existence, it also creates numerous opportunities. We hope to continue taking advantage of these opportunities to strengthen the Portfolio for the long-term.
    Of course, we make all our investments with a view toward the long-term. In our opinion, top quality growth companies share several characteristics that contribute to sustained, above-average growth rates: superior technologies or services, strong balance sheets, clear business models and management teams with the ability to execute their strategies. We believe investors will continue to seek companies with these characteristics.


[PILLAR LOGO OMITTED] 14

THE PBHG FUNDS, INC.

PBHG SELECT EQUITY FUND
            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
               IN THE PBHG SELECT EQUITY FUND, VERSUS THE S&P 500
             INDEX AND THE LIPPER CAPITAL APPRECIATION FUNDS AVERAGE
                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

       PBHG SELECT          S&P 500           LIPPER CAPITAL
       EQUITY FUND           INDEX 3    APPRECIATION FUNDS AVERAGE 4
4/30/95  $10000             $10000                $10000
9/95      14545              11485                 11841
3/96      17326              12829                 12885
9/96      21119              13818                 13772
3/97      16124              15371                 13746
9/97      22337              19404                 17769
3/98      24474              22744                 19169
9/98      21048              21163                 16600
3/99      26276              26949                 21366

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Select Equity Fund commenced operations on April 5, 1995.
 3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Capital Appreciation Funds Average is an equally weighted benchmark composed of mutual funds with the investment objective of maximum capital appreciation. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

------------------------------------------------------------------------------
                                              Annualized         Annualized
                               One Year         3 Year            Inception
                                Return          Return            to Date2
------------------------------------------------------------------------------
  PBHG Select Equity Fund        7.37%          14.89%             28.07%
------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 11%
                                 Health Care 3%
                                  Industrial 1%
                                   Services 5%
                                 Technology 70%
                                    Cash 10%


                        % of Total Portfolio Investments


15 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG CORE GROWTH FUND

Portfolio Profile
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: A diversified portfolio of equity securities that are believed to have superior long-term growth prospects and the potential for long-term capital appreciation. The Fund may invest in companies of any size.
STRATEGY: At year-end, the Fund's holdings ranged from $449 million to $461 billion in market capitalization. At year-end, the average holding had a market capitalization of $36.2 billion. For comparison purposes, the average holding at year-end last year had an average market capitalization of $12.4 billion. Most of the increase in average market capitalization occurred beginning in November of 1998, as the new portfolio manager moved to increase portfolio exposure to several larger companies in order to better diversify the Fund's holdings in the technology sector. These moves increased the Fund's exposure in the recovering semi-conductor and semi-conductor capital-equipment sectors and reduced exposure in enterprise software, where fundamentals continued to deteriorate. Increased exposure to the data networking sector and the continued out-performance of large capitalization stocks also contributed to the increase in average market capitalization.


Performance
    The Core Growth Fund returned 3.9%, compared with the 24.4% of the Russell 3000 Growth Index and the 8.9% return of the Russell Mid Cap Growth Index for the year ended March 31, 1999.
    Much of the Fund's under-performance occurred early in the year. Prior to a portfolio restructuring in October 1998, the Fund's average market capitalization was much smaller than that of the Index. Larger capitalization stocks continued to outperform smaller equities during 1998. For the twelve months ended March 31, 1999, the S&P 500 Index, an index of large capitalization stocks was up 18.5%, while the Russell 2000, an index of small capitalization stocks was down -16.3%.
    We are disappointed with the Fund's under-performance for the year. However, we are greatly encouraged by the relative performance that has occurred since its portfolio was restructured at the end of October. The addition of larger capitalization companies has resulted in a higher average market capitalization for the Fund. Nevertheless, it is important to point out that the Fund has not given up on the small capitalization part of the market. The average market capitalization figure is somewhat misleading because many of the stocks we added in the fourth quarter of 1998 were significantly larger than the largest stocks in the Russell Mid Cap Growth Index. A closer comparison between the Fund's holdings and the stocks in the Russell Mid Cap Growth Index reveals that the Fund is still over-weighted in smaller capitalization stocks, although significantly less so than it was four to five months ago. Our smaller capitalization companies continue to exhibit excellent fundamentals and are at all-time low valuation levels relative to larger capitalization stocks.


Portfolio Highlights
    One of the prevalent investment themes during 1998 was the astounding growth of the Internet and its impact on the way we live and work. Because the medium has grown so quickly, it is getting increasingly difficult to find companies that are not affected by it. This is especially the case in the technology sector of our economy. The growth of the Internet is one of the significant factors that drove technology stocks to new heights. All of the portfolio's top five performers for 1998 were technology stocks and, in a sign of its growing pervasiveness, all five can be linked to the Internet in some way. While the Fund has stayed away from some of the more speculative Internet issues, especially those with less mature business models, we believe the Fund is poised to benefit from some of the impressive growth the Internet is creating.
    The Fund's top performer, America Online, is an on-line service provider. The company provides services such as e-mail, chat, news, information and Internet access to its subscribers. America Online was added to the S&P 500 Index during 1998, a symbolic indication of the rapid maturation of the Internet. Because the Internet is essentially a large network, increasing amounts of data are exchanged as more people get online. Our second best performer, Global Crossing, is building a global, next generation fiber-optic network that will help carry burgeoning amounts of data traffic.
    Another top performer, New Era of Networks, is a provider of enterprise software called "middle-ware". "Middle-ware" is software that helps link together mainframe systems with the PC and Unix based "client-server" systems that have proliferated in large corporations. "Middle-ware" enables corporate client-server users to access previously difficult to obtain data residing on older mainframe systems. The proliferation of data that has occurred during this decade has also created the need for more data storage. Top performer EMC makes intelligent storage systems for corporate networks. Rounding out the top five performers was Macromedia, a maker of web development software.
    For every positive growth trend we can identify for the last year, there is another sector or sub-sector of the economy that is moving in the opposite direction. During 1997 and early 1998, many technology companies were enjoying spectacular growth due to the need to fix Year 2000 problems. As the Year 2000 drew nearer, some of the software and information technology integration companies that originally benefited from this trend began to suffer, as their customers became more and more unwilling to change their systems. This type of change in a growth trend usually results in earnings misses and this case was no different. While such "blow-ups" are certainly disappointing, they often help us to understand broader changes that are occurring in the economy. Earnings disappointments at four of our under-performers, software companies Saville Systems, Radiant Systems and Filenet and at Cambridge Technology Partners, a large integrator of enterprise software and systems certainly resulted, in part, from management missteps or company-specific issues. However, they also represented early indicators of some of the difficulties to come in the enterprise software sector.
    A fifth disappointment, Global Industries, fell victim to a difficult environment in the energy sector. Energy stocks suffered greatly in 1998, as petroleum and other commodity prices fell on the heels of a slowdown in global growth that occurred as a result of economic problems in Latin America, Asia and other emerging markets.
    As we move forward, we will compare our performance with the Russell Mid Cap Index, because this index more accurately reflects the all capitalization strategy of the PBHG Core Growth Fund. The Russell 3000 Growth Index is primarily a large-cap growth index. While we believe that our diversification with regard to market capitalization increased returns and reduced risk, we remain dedicated to maintaining a relevant exposure to companies of all sizes. Therefore, we expect that the portfolio will be well positioned when relative performance improves in the small-cap area.



16 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG CORE GROWTH FUND
                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE PBHG CORE GROWTH FUND, VERSUS THE
                 RUSSELL MID CAP GROWTH INDEX, THE RUSSELL 3000
                              GROWTH INDEX AND THE
                           LIPPER GROWTH FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

          PBHG   RUSSELL   RUSSELL    LIPPER
          CORE   MID-CAP    3000      GROWTH
         GROWTH   GROWTH   GROWTH      FUNDS
          FUND    INDEX 3  INDEX 4   AVERAGE 5
12/31/95 $10000    $10000   $10000   $10000
3/96      11820     10645    10542    10548
9/96      14200     11419    11557    11364
3/97      10341     11321    12123    11916
9/97      12891     14804    15615    15257
3/98      13531     16114    18019    17057
9/98      10791     13415    16749    15078
3/99      14062     17547    22407    19335

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Core Growth Fund commenced operations on December 29, 1995.
 3 The Russell Mid Cap Growth Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a higher price to book ratio and higher forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Russell 3000 Growth Index is an unmanaged index comprised of those securities in the Russell 1000 and Russell 2000 Indexes with a greater-than average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 5 The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

-----------------------------------------------------------------------------
                                          Annualized         Annualized
                           One Year         3 Year            Inception
                            Return          Return            to Date2
-----------------------------------------------------------------------------
  PBHG Core Growth Fund      3.92%           5.96%             11.04%
-----------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 26%
                                    Energy 2%
                                  Financial 2%
                                 Health Care 11%
                                 Industrial 12%
                                   Services 9%
                                 Technology 36%
                                     Cash 2%


                        % of Total Portfolio Investments



17 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG LIMITED FUND


Portfolio Profile
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: A diversified portfolio of equity securities of companies that are believed, by Pilgrim Baxter, to have superior long-term growth prospects and potential for long-term capital appreciation.
STRATEGY: The Fund invests in companies under $250 million in market capitalization or annual revenues. The Fund is currently closed to investment by new shareholders in order to help protect achievement of its investment objective.

Performance
    For the year ended March 31, 1999, the Fund's total return was -11.0% relative to -11.0% for the Russell 2000 Growth Index and -14.7% for the Lipper Small Cap Funds Index.
    It is almost impossible to discuss the performance of the Fund over the past twelve months without commenting on the generally hostile environment that has existed for small-cap stocks. With the historically low valuations and solid fundamentals of many small companies, we believe that there has never been a time where small-cap stocks have been more oversold or undervalued. As the risk adverse market continued to favor liquidity, small stocks painfully and consistently under-performed their large-cap counterparts, despite their solid earnings growth.
    Ironically, the notorious month of October brought with it the only respite these small companies experienced during this fiscal year. While the Russell 2000 Growth Index posted a dramatic loss of 18.5% during the first six trading days of October, the Index finished up 5.2% for the month and 23.7% for the quarter ended December 31, 1998. Similarly the PBHG Limited Fund dropped 18.5% from the end of September through October 8, 1998, but finished down only 0.10% for the month and posted a strong 24.4% return for the quarter. Technology stocks provided the performance leadership for the Fund during this rebound, but all other sectors contributed positively as well. More than delivering the small-cap investor a much needed break from the abysmal returns experienced to that point, the rally staged by small company growth stocks lent support to our belief that those companies with exceptional fundamentals and the highest sustainable growth rates would outperform over time.
    As larger stocks continued to produce better returns than smaller ones during the first calendar quarter of 1999, the Fund's lack of exposure to the technology sector's best performers, Internet companies, only exacerbated its relative performance woes. If the Index's 30% weighting in stocks with a market capitalization greater than $1.0 billion was not enough to generate better relative returns in this environment, the extraordinary returns of the Internet-related stocks certainly played a role. According to Claudia Mott of Prudential Securities, the Internet-related companies that make up 12.6% of the Russell 2000 Growth Index contributed 5.5% of the return during this quarter. Without those names, the Index would have lost 7.2% for the quarter. The valuations of these companies exploded as investors sought to understand and capture the potential of this new frontier in communications technology. Although we recognize the importance of the medium, buying Internet stocks would often require investing in companies with no prospect of earnings over a reasonable period, thus failing to meet the criteria upon which our discipline is based. We continue to limit our exposure in this phenomenon to those small companies with strong earnings growth who are benefiting from their exposure to the market opportunity created by the increasing demand for Internet access and services.


Portfolio Highlights
    The performance of small growth stocks during the quarter ended December 31, 1998, certainly gave us an indication of the potential contained within so many of our severely battered holdings. As the market begins to embrace these historically low valuations, where earnings growth and future earnings growth expectations have remained robust, we believe our high-quality small growth holdings stand poised to benefit.
    Throughout the disappointing performance period of the past twelve months, the characteristics of the Fund have remained consistent. Committed to owning the fastest growing small growth companies with superior fundamentals, the Fund continued to boast a position weighted average earnings per share growth for the last twelve months above 65% and a position weighted average estimated earnings per share growth for the next twelve months above 45%. Despite their stellar fundamental performance, many of our holdings provided minimal positive contributions. One of our larger holdings, Advent Software, posted a paltry 5.3% return for the year ended March 31, 1999, yet delivered positive earnings surprises with earnings and revenue growth greater than 40% over that same time period. Advent, a maker of software systems for the investment management business, suffered not only by virtue of its small-cap status but also as investors perceived the company would have difficulty selling its products into the investment and banking industry if the much-feared global banking crisis ensued. Advent proved that sales of its mission-critical software would not suffer as the outlook dimmed for many large investment banks, closing the largest deal in its corporate history with Merrill Lynch during the same quarter that Merrill Lynch announced a large scale downsizing of its labor force.
    Outside the malaise afflicting small company stocks, the Fund also had its fair share of traditional winners and losers during the fiscal year ended March 31, 1999. New Era of Networks and GeoTel Communications are two notable winners. Providing a comprehensive enterprise application integration platform that enables customers to integrate packaged, legacy and web-based applications, New Era of Networks has delivered earnings and revenue growth well above 100% for the past five quarters. Although the company now sits beyond our traditional definition of a small-cap stock, we originated the position in the first calendar quarter of 1998 when the company's quarterly revenue was only $10 million and its market capitalization was below $250 million. The Fund held the position through the fiscal year, posting a 465% return. We purchased GeoTel Communications in May of 1997 as a much smaller company. Since then, it has been a core holding of the Fund and has sustained extremely strong growth rates in both earnings and revenue. GeoTel's stock performance mirrored the company's strong business, posting a 232% gain over the twelve-month period.
    Some examples of companies owned by the Fund that did not measure up to our growth expectations were Edutrek International and FlexiInternational. Sold during the period, Edutrek and FlexiInternational both reported severe earnings disappointments related to their exposure to international economies and the global banking merger environment, respectively. Particularly disappointing for us was the performance of QuadraMed. Plagued by legitimate investor concerns regarding future sales and earnings for healthcare information systems companies as the "nuclear winter" of Y2K approached, QuadraMed's stock price suffered along with its peers, despite producing strong growth through the difficult environment. When QuadraMed ultimately expressed caution regarding its customers' expected buying patterns for the second half of 1999, the reality of missed execution caught up with the stock price and we sold our holding.
    Overall, fiscal year 1999 was a difficult year for small-cap stocks but we remain confident that as the market begins to embrace these historically low valuations, investing in the highest-quality, fastest-growing small companies will reward our investors over the long-term.



[PILLAR LOGO OMITTED] 18

THE PBHG FUNDS, INC.

PBHG LIMITED FUND
                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                INVESTMENT IN THE PBHG LIMITED FUND, VERSUS THE
               RUSSELL 2000 GROWTH INDEX AND THE LIPPER SMALL CAP
                                 FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

         PBHG LIMITED   RUSSELL 2000   LIPPER SMALL CAP
             FUND      GROWTH INDEX 3   FUNDS AVERAGE 4
 6/30/96    $10000         $10000            $10000
 9/96        11011           9914             10200
 12/96       11083           9941             10464
 3/97         9085           8898              9783
 6/97        11454          10460             11456
 9/97        13623          12230             13355
 12/97       12864          11228             12693
 3/98        14607          12562             14091
 6/98        14058          11841             13512
 9/98        11692           9193             10621
 12/98       14542          11367             12657
 3/99        12998          11176             11902

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Limited Fund commenced operations on June 28, 1996.
 3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

------------------------------------------------------------------------------
                                                            Annualized
                                          One Year           Inception
                                           Return            to Date2
------------------------------------------------------------------------------
  PBHG Limited Fund                        -11.01%             9.98%
------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 14%
                            Consumer Non-Cyclical 4%
                                 Health Care 10%
                                  Industrial 2%
                                  Services 15%
                                 Technology 43%
                                    Cash 12%


                        % of Total Portfolio Investments



19 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG LARGE CAP 20 FUND

Portfolio Profile
OBJECTIVE:  Long-term growth of capital.
INVESTS IN: A limited number of larger capitalization companies (no more than 20) that have above-average potential for capital appreciation.
STRATEGY: The Fund is different from other PBHG Funds in two key ways: it invests only in large capitalization companies (over $1 billion) and it concentrates investments in just 20 stocks. This non-diversified Fund seeks large capitalization stocks that present the best opportunities for meaningful capital appreciation in the foreseeable future. Our strategy involves looking beyond the financial data and analysts' reports to find some dynamic within a company that may not be fully appreciated and that, when exploited, can lead to positive earnings surprises and upward revisions of future growth expectations.

Performance
    The PBHG Large Cap 20 Fund returned 52.5% for the fiscal year ended March 31, 1999. This compares favorably to the returns provided by our benchmark, the S&P 500 Index at 18.5%.
    Technology, our largest sector, led this year's strong performance. Six of our top ten performers were technology stocks. Better-than-expected earnings reports from companies like EMC Corp. and Microsoft drove their strong share price appreciation. Being perceived as a direct or indirect beneficiary of the exploding popularity of "going online" benefited Fund holdings like America Online, Cisco Systems, and MCI/Worldcom.
     The tech sector made the biggest contribution to Fund performance in each quarter of the year ended March 31, 1999, and was the only sector to produce a positive return in every quarter. This noteworthy consistency of performance may seem unusual, given that the technology sector is often derided as being unpredictable and unmanageable. However, in our opinion, technology is likely to remain the fastest growing sector of our economy and, thus, the area to find the greatest number of high-quality, fast-growing companies.
    Our other heavily represented sectors-services, healthcare, and consumer cyclical-all contributed positively to the Fund's performance in the year, though with greater quarterly variability. The leading contributors from their respective sectors were MCI/ Worldcom in services, Guidant in healthcare, and Staples in consumer cyclical.
    We were fortunate to have no exposure to the energy sector during the year, as this group was punished severely after oil and natural gas prices began to decline due to dramatic slowdowns in a number of the world's regional economies. We were also fortunate to have sold our holdings in the financial services sector in July, prior to the global liquidity scare that negatively affected many stocks in that sector.
    Not all of the Fund's investments worked during the last twelve months. Deteriorating fundamentals prompted the sale of a number of holdings, some before their share price collapsed and, unfortunately, some after. We recognize that investors dislike negative surprises. We plan to work harder in the next twelve months to discern changes at the margin in the fundamental business trends of the companies we own-changes that portend negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them and take the appropriate action.

Portfolio Highlights
    The advantages of concentrated investing -- focusing on a limited number of stocks that we are convinced have the greatest fundamental strengths in their underlying businesses -- were borne out in the results of the Large Cap 20 Fund during the last year. Though we had a few disappointments, having several of the market's top performers easily compensated for the negative effects of our disappointing stocks. Fortunately, several holdings appreciated by more than 100% for the year.
    Clearly, investors favored large-cap growth stocks above all others in the fiscal year. Determining factors seemed to be sustainable, above-average rates of growth in a challenging aggregate growth environment and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by our companies, we think these two factors also contributed to performance over the course of the fiscal year. At least to some extent, we are grateful for having been in the right place at the right time. Nonetheless, we continue to believe that high quality, strong, secular (not cyclical) growth companies consistently represent the most promising investment opportunities.
    As we enter the new fiscal year, the equity markets are in a decidedly bullish mood. While we do not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy and an accommodating Federal Reserve, we also do not expect the current euphoria to last all year. One feature we do expect the equity markets to have in common with last year is volatility. The degree of short-term volatility correlates directly with valuation levels. With valuations at historically high levels, we do not expect many dull moments. While extreme volatility can make for a harrowing existence, it also creates numerous opportunities. We hope to continue taking advantage of these opportunities to strengthen the Portfolio for the long-term.
    Of course, we make all our investments with a view toward the long-term. In our opinion, top quality growth companies share several characteristics that contribute to sustained, above-average growth rates: superior technologies or services, strong balance sheets, clear business models and management teams with the ability to execute their strategies. We believe investors will continue to seek companies with these characteristics.


[PILLAR LOGO OMITTED] 20

THE PBHG FUNDS, INC.

PBHG LARGE CAP 20 FUND
                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE PBHG LARGE CAP 20 FUND,
                     VERSUS THE S&P 500 INDEX AND THE LIPPER
                              GROWTH FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

         PBHG LARGE CAP 20 FUND  S&P 500 INDEX 3  LIPPER GROWTH FUNDS AVERAGE 4
11/30/96         $10000              $10000                  $10000
12/96              9841                9802                    9849
3/97               9260               10066                    9743
6/97              11523               11822                   11288
9/97              12915               12708                   12462
12/97             13085               13072                   12330
3/98              15998               14895                   13930
6/98              17590               15386                   14197
9/98              16708               13858                   12308
12/98             21960               16810                   15105
3/99              24400               17647                   15764

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.
 3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Growth Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

-----------------------------------------------------------------------
                                                         Annualized
                                One Year                  Inception
                                 Return                   to Date2
-----------------------------------------------------------------------
  PBHG Large Cap 20 Fund         52.52%                    46.54%
-----------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999

                      [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                             Consumer Cyclical 22%
                                Health Care 14%
                                 Industrial 4%
                                  Services 10%
                                 Technology 39%
                        Registered Investment Company 3%
                                    Cash 8%


                        % of Total Portfolio Investments


21 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG NEW OPPORTUNITIES FUND


Portfolio Profile
OBJECTIVE: Long-term capital appreciation.
INVESTS IN: Equity securities of small and medium sized growth companies. The Fund does not have a delineated predisposition to set sector or sub-sector allocations.
STRATEGY: The PBHG New Opportunities Fund is a diversified portfolio intended to deliver capital appreciation by identifying and investing in the fastest growing stocks of small- and medium-sized growth companies. With generally similar weightings amongst the holdings and no predetermined sector or sub-sector allocation, the Fund is intended to own the highest quality, rapidly growing, emerging small companies. When identifying and reviewing the names that make-up the portfolio, the Fund incorporates Pilgrim Baxter's proprietary quantitative model coupled with an extensive top-down and bottom-up growth-oriented fundamental review. A majority of the Fund's purchases are in companies with market capitalizations below $1 billion.


Performance
    The PBHG New Opportunities Fund returned 21.8% from inception (February 12,
1999) to March 31, 1999, compared to its benchmark, the Russell 2000 Growth Index, which returned -0.6%. For the month of March, the Fund returned 17.1%, while the Russell 2000 Growth index returned 3.6%.
    The Fund has a very limited operating history. Performance was strong through the end of March 31, primarily due to its heavy technology weighting. Major contributors held during the period that significantly assisted performance included the following: Micromuse, RF Micro Devices, Mips Technologies, Infospace.Com, Aware, SDL Inc., Go2net and Network Solutions. As of March 31, 1999, the Fund's holdings were divided among four economic sectors as follows: technology, 80%; healthcare, 8%; consumer, 4%; and service, 4%.


Portfolio Highlights
    As evidenced by the small-cap rally in the fourth quarter of 1998, we believe there has been a return of investor interest in small growth companies since the capitulation low established on October 8, 1998.
    At that time, investors were becoming aware of the combination of increasingly attractive relative valuation and relative earnings outlooks against the backdrop of a low interest rate environment. Investor appetite was insatiable for companies with strong earnings prospects, and they gravitated toward companies that would offer them the fastest growth. We believe this interest in small-cap companies may continue into the second quarter, and could generate significant returns in the small-cap technology sector. Internet and Internet-related technology names were the best contributors to the Fund's performance in the first quarter, and the technology sector heavily influenced the performance of the PBHG New Opportunities Fund. Top performers among Internet names included: Intraware, PSINet, Infospace.com, GO2net and Network Solutions; as well as two newly public companies, Neon Systems and Flashnet.
    While initial public offerings contributed some generous returns for the Fund since its inception, the theme of both our best and worst stocks continues to be predictable and familiar to Pilgrim Baxter's growth style of investment management. When our portfolio companies met or exceeded earnings expectations, the stocks tended to do well. The reverse was also painfully apparent. Our worst performers generally fell into the camp of those companies that either posted poor earnings or, later, revised earlier growth prospects downward. Some of the companies that exhibited one or both of these characteristics were:
Pathogenisis, Engineering Animation and FVC.com.
    All in all, the first quarter of 1999 was a volatile one. Nevertheless, we are satisfied that our stock selection tools proved reasonably robust and reaffirmed our confidence in our philosophy and strategy. While a small-cap fund bears the risks that a company within the portfolio will disappoint or overall market conditions will deteriorate, it is our belief that investing in the highest growth companies will reward our investors over the long-term.


[PILLAR LOGO OMITTED] 22

THE PBHG FUNDS, INC.

PBHG NEW OPPORTUNITIES FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                      IN THE PBHG NEW OPPORTUNITIES FUND,
               VERSUS THE RUSSELL 2000 GROWTH INDEX AND THE LIPPER
                       CAPITAL APPRECIATION FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

         PBHG NEW    RUSSELL 2000  LIPPER CAPITAL
      OPPORTUNITIES      GROWTH     APPRECIATION
           FUND         INDEX 3       AVERAGE 4
2/28/99  $10000         $10000         $10000
3/99      11714          10356          10504

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2 Total return has not been annualized. The PBHG New Opportunities Fund commenced operations on February 12, 1999.
 3 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Capital Appreciation Funds Average is an equally weighted benchmark composed of mutual funds, with the investment objective of maximum capital appreciation. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.

                            Cumulative Total Return1
                              As of March 31, 1999

--------------------------------------------------------------------------------
                                                            Cumulative Return
                                                            Inception to Date2
--------------------------------------------------------------------------------
  PBHG New Opportunities Fund                                     21.82%
--------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                    [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 4%
                                 Health Care 8%
                                   Services 4%
                                 Technology 80%
                                     Cash 4%


                        % of Total Portfolio Investments



23 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG LARGE CAP VALUE FUND

Portfolio Profile
OBJECTIVE:  Long-term growth of capital and income.
INVESTS IN: A diversified portfolio of equity securities of large capitalization companies.
STRATEGY: The Fund invests in companies with market capitalizations in excess of $1 billion which in Value Investors' opinion, are undervalued or overlooked by the market. In selecting investments for the Fund, Value Investors emphasize fundamental investment value and consider factors such as: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increased dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments.

Performance
    For the fiscal year ended March 31, 1999, the PBHG Large Cap Value Fund's total return was 20.3% versus 18.5% for the S&P 500 Index and 5.1% for the Russell 1000 Value Index.
    The first quarter of 1999 was another difficult quarter for investors who did not own only the largest capitalization stocks. Investors' time frames have become increasingly short-term oriented over the past ten years. No one today seems to have any patience for equity investments that lack an obvious, immediate pay-off. Thus, virtually all of the upside market action in the quarter concentrated very narrowly in two areas: (1) mega-cap S&P 500 companies whose share prices benefit from the huge inflows into index funds; and (2) the stock of any company whose current business trend has been linked in some fashion to the Internet. Though we are certain that this highly focused, manic momentum cannot continue forever, we are also chagrined that it has continued so much longer than we initially expected.

Portfolio Highlights
    The twelve months ended March 31, 1999 contained the worst of times and the best of times. For the first six months, the S&P 500 returned -7.0% as contagion from the Asian currency panic spread to Russia and Latin America. Then the Federal Reserve provided a burst of liquidity to quench the crisis, and the S&P 500 rallied to a 27.3% return over the remaining half of the fiscal year.
    Unfortunately, the Fed easing that sparked the rally ended almost as soon as it had begun. Federal Reserve easings have historically been very beneficial for subsequent stock market returns, but past easings have rarely been as muted and short-lived as the Fed action last fall. With the current fed funds rate at 4.75% and inflation running around 1%-2%, Alan Greenspan has ample room to lower short-term interest rates over the course of 1999 if he chooses. Recent Federal Reserve pronouncements suggest that lower short-term interest rates are unlikely over the near-term. However, we are optimistic that a slowing U.S. economy may prompt the Fed to ease more actively in the second half of the year. Until then, we expect the market to trade sideways in volatile fashion.
    There have been no major changes in our investment strategy. We remain fully invested and are concentrating our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Auto manufacturers and financial services look attractive to us, with Ford, Federal-Mogul, Hartford Life and "Freddie Mac" ranking as significant holdings in those sectors. We are also working hard to find undiscovered companies that should benefit substantially from the rapid growth of Internet commerce. Galileo International, a leading provider of real-time airline reservations data, is clearly benefited by burgeoning e-commerce, yet its stock trades at an un-Internet multiple of only 23 times this year's estimated earnings of $2.20 per share.


[PILLAR LOGO OMITTED] 24

THE PBHG FUNDS, INC.

PBHG LARGE CAP VALUE FUND
                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN THE PBHG LARGE CAP VALUE FUND,
                VERSUS THE S&P 500 INDEX, THE RUSSELL 1000 VALUE
               INDEX AND THE LIPPER GROWTH & INCOME FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

           PBHG       S&P    RUSSELL 1000  LIPPER GROWTH
         LARGE CAP    500        VALUE       & INCOME
        VALUE FUND  INDEX 3     INDEX 4    FUNDS AVERAGE 5
12/31/96  $10000    $10000     $10000        $10000
3/97       10110     10268      10256         10116
6/97       11560     12060      11768         11572
9/97       12450     12963      12940         12613
12/97      12562     13335      13518         12712
3/98       14101     15194      15095         14206
6/98       14339     15695      15163         14240
9/98       13201     14137      13407         12462
12/98      16925     17148      15632         14683
3/99       16962     18002      15856         14943

 1 Performance is historical and not indicative of future results. The investment Preturn and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Large Cap Value Fund commenced operations on January 2, 1997.
 3 The S&P 500 Index is a capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
 4 The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 5 The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

--------------------------------------------------------------------------------
                                                             Annualized
                                          One Year            Inception
                                           Return             to Date2
--------------------------------------------------------------------------------
  PBHG Large Cap Value Fund                20.29%              26.52%
--------------------------------------------------------------------------------
                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                               Basic Materials 2%
                              Consumer Cyclical 24%
                            Consumer Non-Cyclical 7%
                                    Energy 4%
                                  Financial 22%
                                 Health Care 3%
                                  Industrial 6%
                                   Services 3%
                                 Technology 14%
                                Transportation 2%
                                  Utilities 9%
                                     Cash 4%


                        % of Total Portfolio Investments


25 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG MID-CAP VALUE FUND

Portfolio Profile
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.
INVESTS IN: Common stocks and other equity securities of companies with market capitalizations in the range of companies represented by the Standard & Poor's Mid Cap 400 Index ("S&P 400"), which are considered to be undervalued based on certain proprietary measures of value.
STRATEGY: The Fund typically invests in equity securities of companies with between $200 million and $5 billions in market capitalization. In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

Performance
    For the quarter ended March 31, 1999, the PBHG Mid-Cap Value Fund's total return was -3.5% versus -6.4% for the S&P 400. For the fiscal year, the Fund's total return was 8.4% versus 0.4% for the S&P 400. We are pleased to be off to a good start in our first full year of operations, and we look forward to serving you again in fiscal 2000.
    The first quarter was another difficult quarter for investors who did not own only the largest capitalization stocks. While the large cap oriented S&P 500 Index returned 5.0% for the three months ended March 31, 1999, the mid cap sector of the market lagged badly. Given the -6.4% return of the S&P 400, the performance differential between large- and mid-cap stocks amounted to an unusually high quarterly gap of -11.4%!
    It appears that investors' time frames have become increasingly short-term oriented over the past ten years. No one today seems to have any patience for equity investments that lack an obvious, immediate pay-off. Thus, virtually all of the upside market action in the quarter concentrated very narrowly in two areas: (1) mega-cap S&P 500 companies whose share prices benefit from the huge inflows into index funds; and (2) the stock of any company whose current business trend has been linked in some fashion to the Internet. Though we are certain that this highly focused, manic momentum cannot continue forever, we are also chagrined that it has continued so much longer than we initially expected.

Portfolio Highlights
    The fiscal year just ended contained the worst of times and the best of times. For the first six months, the S&P 400 returned -16.3% as contagion from the Asian currency panic spread to Russia and Latin America. Then the Federal Reserve provided a burst of liquidity to quench the crisis, and the S&P 400 rallied to a 20.5% return over the remaining half of the fiscal year.
    Unfortunately, the Fed easing that sparked the rally ended almost as soon as it had begun. Federal Reserve easings have historically been very beneficial for subsequent stock market returns, but past easings have rarely been as muted and short-lived as the Fed action last fall. With the current fed funds rate at 4.75% and inflation running around 1%-2%, Alan Greenspan has ample room to lower short-term interest rates over the course of 1999 if he chooses. Recent Federal Reserve pronouncements suggest that lower short-term interest rates are unlikely over the near-term. However, we are optimistic that a slowing U.S. economy may prompt the Fed to ease more actively in the second half of the year. Until then, we expect the market to trade sideways in volatile fashion.
    There have been no major changes in our investment strategy. We remain fully invested and are concentrating our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Newspaper stocks look attractive to us, and Knight-Ridder is a significant holding of the Fund. Many investors expect competition from on-line Internet services to rapidly siphon off the classified advertising that is the foundation of newspaper profitability. Although the Internet is a legitimate long-term competitive issue, we do not expect any noticeable near-term impact on newspapers' profitability. If Knight-Ridder reports hearty sales and earnings gains throughout 1999 as we expect, then investors' fears should be alleviated and the shares should appreciate nicely.



[PILLAR LOGO OMITTED] 26

THE PBHG FUNDS, INC.

PBHG MID-CAP VALUE FUND
            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG MID-CAP VALUE FUND, VERSUS THE S&P
             MID CAP 400 INDEX AND THE LIPPER MID CAP FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

         PBHG MID-CAP    S&P 400          LIPPER MID
          VALUE FUND  MID-CAP INDEX 3 CAP FUNDS AVERAGE 4
4/30/97     $10000         $10000        $10000
6/97         11410          11180         11397
9/97         14300          12975         13028
12/97        14149          13083         12632
3/98         16107          14523         14163
6/98         15896          14211         13972
9/98         13906          12156         11446
12/98        18087          15583         14129
3/99         17451          14589         14081

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Mid-Cap Value Fund commenced operations on May 1, 1997.
 3 The S&P Mid Cap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Mid Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

-------------------------------------------------------------------------------
                                                                   Annualized
                                          One Year                  Inception
                                           Return                   to Date2
-------------------------------------------------------------------------------
  PBHG Mid-Cap Value Fund                   8.35%                    33.69%
-------------------------------------------------------------------------------
                                Sector Weightings
                                at March 31, 1999
                      [PIECHART OMITTED, PLOT POINTS FOLLOW]
                               Basic Materials 1%
                              Consumer Cyclical 16%
                            Consumer Non-Cyclical 3%
                                    Energy 7%
                                  Financial 17%
                                 Health Care 9%
                                  Industrial 7%
                                   Services 5%
                                 Technology 14%
                                Transportation 3%
                                  Utilities 8%
                                    Cash 10%


                        % of Total Portfolio Investments



27 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG SMALL CAP VALUE FUND

Portfolio Profile
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk.
INVESTS IN: A diversified portfolio of common stocks of small companies with market capitalizations similar to companies represented by the Russell 2000 Index, that are considered to be relatively undervalued based on certain proprietary measures of value.
STRATEGY: The Fund typically invests in equity securities of companies with between $57 million and $610 million in market capitalization. In selecting investments for the Fund, Value Investors emphasizes fundamental investment value and considers the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earning power to the current price of its stock; current dividend income and the potential for dividend growth; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; strong competitive advantages; and potential for favorable business developments.

Performance
    For the quarter ended March 31, 1999, the PBHG Small Cap Value Fund's total return was -12.7% versus -5.4% for the Russell 2000 Index. For the fiscal year, the Fund's total return was -20.9% versus -16.3% for the Russell 2000 Index.
    The first quarter was another difficult quarter for investors who did not own the largest capitalization stocks. While the large-cap oriented S&P 500 index returned 5.0% for the three months ended March 31, 1999, the small cap sector of the market lagged badly. Given the -5.4% return of Russell 2000 Index, the performance differential between large and small cap stocks amounted to an unusually high quarterly gap of -10.4%!
    It appears that investors' time frames have become increasingly short-term oriented over the past ten years. No one today seems to have any patience for equity investments that lack an obvious, immediate pay-off. Thus, virtually all of the upside market action in the quarter and the fiscal year concentrated very narrowly in two areas: (1) mega-cap S&P 500 companies whose share prices benefit from the huge inflows into index funds; and (2) the stock of any company whose current business trend has been linked in some fashion to the Internet. Though we are certain that this highly focused, manic momentum cannot continue forever, we are also chagrined that it has continued so much longer than we initially expected.

Portfolio Highlights
    The fiscal year just ended was an unusually poor year for small cap-stock investors. Given the positive 18.5% return of the large-cap oriented S&P 500 Index for the twelve months ended March 31, 1999, the outperformance differential versus the Russell 2000 Index was an almost unprecedented 34.7%. Since the results of the businesses underlying each index are not that different, over this period the relative valuation of small-cap stocks has been radically compressed versus large-cap valuations. Consider this admittedly simple example: both General Electric and Financial Security Assurance have stable earnings growth rates of 12%-14%, yet GE trades at 34.1 times earnings versus 12.6 times for FSA! While there are some differences in the respective companies' mix of businesses, we would argue that the most telling reason for GE's inflated valuation is its large size and membership in the S&P 500 Index. We are not about to predict when or how the bizarre valuation differential between large and small stocks will end, but we are confident it will close eventually.
    There have been no major changes in our investment strategy. We remain fully invested and are concentrating our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Most of our top holdings have solid growth prospects, yet are valued at less than 15 times this year's earnings. Perhaps the most extreme example is Personnel Group of America, a quality provider of temporary help services, which is valued by the stock market at less than 7 times this year's estimated earnings. For investors with an intermediate-to-long term time horizon, this may be an excellent time to invest in small-cap stocks, although we are somewhat concerned that relative valuations will not begin to improve until the Federal Reserve begins its next round of easing monetary policy.


[PILLAR LOGO OMITTED] 28

THE PBHG FUNDS, INC.

PBHG SMALL CAP VALUE FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                       IN THE PBHG SMALL CAP VALUE FUND,
      VERSUS THE RUSSELL 2000 INDEX AND THE LIPPER SMALL CAP FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

          PBHG SMALL    RUSSELL 2000      LIPPER SMALL
        CAP VALUE FUND    INDEX 3      CAP FUNDS AVERAGE 4
4/30/97    $10000         $10000             $10000
6/97        11800          11590              11791
9/97        14551          13314              13745
12/97       14539          12868              13064
3/98        16228          14163              14503
6/98        15098          13503              13907
9/98        11838          10782              10931
12/98       14703          12541              13027
3/99        12832          11861              12250

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Small Cap Value Fund commenced operations on May 1, 1997.
 3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
 4 The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net assets value of the Funds in the Index with all capital gains distributions and income dividends reinvested.


                          Average Annual Total Return1
                              As of March 31, 1999
-------------------------------------------------------------------------------
                                                                   Annualized
                                          One Year                  Inception
                                           Return                   to Date2
-------------------------------------------------------------------------------
  PBHG Small Cap Value Fund                -20.93%                   13.88%
-------------------------------------------------------------------------------
                                Sector Weightings
                                at March 31, 1999

                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                               Basic Materials 3%
                              Consumer Cyclical 22%
                            Consumer Non-Cyclical 3%
                                    Energy 3%
                                  Financial 26%
                                 Health Care 8%
                                  Industrial 5%
                                   Services 5%
                                 Technology 17%
                                Transportation 5%
                                  Utilities 3%


                        % of Total Portfolio Investments



29 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG FOCUSED VALUE FUND


Portfolio Profile
OBJECTIVE: Above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of large, medium and small companies which are considered to be relatively undervalued based on certain proprietary measures of value.

INVESTS IN: The Fund, a non-diversified portfolio, intends to invest a majority of its assets in equity securities deemed to be undervalued. Use of our disciplined approach may result in investment selections that are considerably out of favor or contrary to the conventional investment consensus. The Fund may invest in securities of companies that are considered financially sound based on their operating history, but which may be experiencing temporary earnings pressure due to adverse business conditions that may be company or industry specific or due to unfavorable publicity.

STRATEGY: The Fund takes a unique approach to value investing. When screening the universe of stocks, we discard the 25% most expensive stocks (as most value investors would), but we also disregard the 25% of the universe that have the poorest business fundamentals, regardless of valuation. Thus, while most value investors love the cheapest stocks, we will only buy cheap stocks that have good profit prospects. Using this unique approach, we always balance a potential investment's valuation against its growth prospects.
    Our goal is to produce market-beating returns by concentrating assets in the most promising investment candidates we can identify. This concentrated approach will likely produce investment returns that vary considerably from the S&P 500 Index. The impact of a change in value, positive or negative, of a single holding may be magnified.


Performance
    For the month ended March 31, 1999, the Fund's total return was 2.1% versus 4.0% for the S&P 500 Index. Since inception on February 12, 1999, the Fund's total return was 1.4% versus 4.7% for the S&P 500 Index.
    Investors' time frames have become increasingly short-term oriented. No one today seems to have any patience for holding stocks that lack an obvious, immediate pay-off. Thus, virtually all of the recent upside market action has been concentrated narrowly in two areas: (1) mega-cap S&P 500 companies whose share prices benefit from the huge inflows into index funds; and (2) the stock of any company whose current business trend has been linked in some fashion to the Internet. Though we are certain that this highly focused, manic momentum cannot continue forever, we are also chagrined that it has continued so much longer than we initially expected.


Portfolio Highlights
    The twelve months ended March 31, 1999 presented a noxious witches' brew of stock market dynamics. As measured by the Russell 1000 Growth and Value Index, growth stocks returned 28.11% versus a mere 5.1% for value stocks. Furthermore, over the same period, the large-cap oriented S&P 500 Index outperformed the small-cap Russell 2000 Index by a whopping 34.7%. Clearly, value stocks and small-cap stocks were a hostile place to invest over the past fiscal year.
    We are confident that this will not always be the case, however. The strong performance of large-cap growth stocks has dramatically outpaced the investment value of the underlying businesses. As a result, by far the best opportunities reside in the value and small-cap sectors of the market, where investor neglect has created highly unusual discrepancies. Consider this simple example: a rough rule of thumb notes that stocks generally trade at approximately 1 times their growth rate -- so an earnings growth rate of 15% justifies a multiple of 15, 25% growth justifies a 25 P/E, etc. While this heuristic still has utility for small- and mid-cap stocks, large-cap stocks have levitated to ridiculous valuations. General Electric has a stable earnings growth rate of 12%-14%, yet its shares are valued at 34.1 times projected 1999 earnings per share! In contrast, shares of Hartford Life (a leading life insurance company with a stable growth rate of 14%-15%) are valued at only 16.5 times projected 1999 earnings per share. While there are some differences in the respective companies' mix of businesses, we would argue that the most telling reason for GE's inflated valuation is its large size and membership in the S&P 500 Index. We are not about to predict when or how the bizarre valuation differential between large and small stocks will end, but we feel certain it will close eventually.
    There have been no major changes in our investment strategy. We remain fully invested and are focusing our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Most of our top holdings have solid growth prospects, yet are valued at very reasonable multiples of this year's earnings. Perhaps the most extreme example is Personnel Group of America, a quality provider of temporary help services, which is valued by the stock market at less than 7 times this year's estimated earnings. For investors with an intermediate-to-long term time horizon, this is an excellent time to be investing in value stocks in general and in small-cap value stocks in particular.


[PILLAR LOGO OMITTED] 30

THE PBHG FUNDS, INC.


PBHG FOCUSED VALUE FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE PBHG FOCUSED VALUE FUND, VERSUS THE S&P
             500 INDEX AND THE LIPPER GROWTH & INCOME FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

            PBHG       S&P 500       LIPPER
           FOCUSED    COMPOSITE  GROWTH & INCOME
         VALUE FUND    INDEX 3      AVERAGE 4
2/28/99    $10000      $10000        $10000
3/99        10205       10400         10327

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2 Total return has not been annualized. The PBHG Focused Value Fund commenced operations on February 12, 1999.
 3 The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is not intended to imply the Fund's past or future performance.
 4 The Lipper Growth & Income Funds Average is an equally weighted benchmark composed of mutual funds, each of which combines growth of earnings with an income requirement for level and/or rising dividends. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.

                            Cumulative Total Return1
                              As of March 31, 1999

--------------------------------------------------------------------------------
                                                            Cumulative Return
                                                            Inception to Date2
--------------------------------------------------------------------------------
  PBHG Focused Value Fund                                          1.36%
--------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                               Basic Materials 1%
                              Consumer Cyclical 31%
                            Consumer Non-Cyclical 2%
                                    Energy 8%
                                  Financial 21%
                                  Industrial 2%
                                   Services 9%
                                 Technology 16%
                                Transportation 3%
                                     Cash 7%


                        % of Total Portfolio Investments



31 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG INTERNATIONAL FUND

Portfolio Profile

OBJECTIVE:  Long-term capital appreciation.

INVESTS IN:  Equity securities of non-U.S. companies.

STRATEGY: The Fund provides a diversified portfolio of equity securities of non-U.S. issuers. Country selection is a significant part of the Fund's investment process. The Fund will invest primarily in a diversified portfolio of equity securities of non-U.S. issuers. Country selection is a significant part of the investment process employed by Murray Johnstone International Limited, the Fund's sub-adviser. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers in at least three countries other than the United States. The Fund may invest more than 25% of its total assets in the securities of issuers whose principal activities are in specific countries or geographic regions, including emerging markets. The term "emerging markets" applies to any country which is generally considered to be an emerging or developing country by the international financial community.

Performance
    For the twelve months ended March 31, 1999, the PBHG International Fund returned 1.4% compared to its benchmark, the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index, which returned 6.1% and the F.T. S&P World Index, Non-U.S. return of 11.8%.
    The past year was a volatile one for all markets, reaching a trough in September and climbing steadily back in the second half. For the first six months, the contagion from the emerging markets and the Far East spread to Russia, which collapsed in August/September. Ultimately, it also spread to South Africa and Latin America. The weakness in global markets turned around in September, after the Federal Reserve Board lowered interest rates the first of three times. Soon the dollar-sensitive markets in the Far East and Europe began a steady recovery. Other regions took longer to turn around.
    Throughout 1998, Europe remained a haven of safety. Initially, investors believed that European corporations had little exposure to Asia or the emerging markets, with the possible exception of Eastern Europe and Russia. At the same time, a separate series of themes was driving Europe, the most important of which was the move towards a single currency, the Euro. In the convergence process, interest rates were coming down in the eleven participating countries, eventually settling around 3%. In addition, company reporting was becoming more transparent, highlighting the winners and losers across the region, leading to an increase in merger and acquisition activity. The combination of these factors led to very strong returns in Europe, making it one of the best performing market areas in 1998. In 1999, many investors began to move assets out of Europe and into Japan. This movement of assets, combined with lower growth rates in many European economies, caused the Euro to weaken. Unfortunately, internal squabbling within the European Commission also marred the most recent quarter. As a result of these factors, Europe became the major underperforming region of the international markets during the quarter ended March 31, 1999.
    Japan also marked a turnaround in the second half of the past year. As a result of yet another package of financial support measures for the banking system, lower taxes and spending plans, sentiment improved. More importantly, increasing numbers of corporations were announcing plans to restructure their operations in an attempt to return to profitability. In the last quarter of 1998, the market made modest progress in local terms and the Yen rebounded strongly as assets were repatriated to Japan. Consequently, the Japanese market was one of the strongest, in dollar terms, for the quarter. Foreigners were heavy buyers of Japan through the first quarter of 1999. Prior to this, many were underweighted in the market and did not want to be left behind if it indeed turned. Although the outlook for Japan is still poor, many believe that after years of decline, the economy is close to turning the corner. During the first quarter of 1999, the markets began to anticipate this potential turnaround. Due to a combination of asset allocation and stock selection during the past year, the Fund's return in the Japanese market was almost double the Index return at 29.4% versus 15.3%.
    Although the collapse in Asia began with the emerging markets, as it gathered pace investors were forced to realize profits wherever they existed. In this phase, the mature markets of Hong Kong, Singapore, and to a lesser extent, Australia and New Zealand also came under pressure. Prices contracted significantly in September, following the collapse in Russia. The rebound following the Fed's change of policy was equally dramatic. In the six months ended March 31, 1999, the MSCI Hong Kong Index returned 39.3% in dollars, MSCI Australia, 23.7%, MSCI New Zealand, 30.4% and MSCI Singapore, 54.7%. By reinvesting in these markets in late September, the Fund's twelve-month return in the South East Asian region was 14.2% versus the benchmark's -4.6%.
    South Africa and Latin America proved to be the most troubled regions during the year. Investors, now nervous of countries running large fiscal or trade deficits, turned their attention to Latin America. Brazil was running a budget deficit of over 9%. Many investors began to withdraw capital from the country, thus putting pressure on the currency. In spite of government measures to stem the outflow with higher interest rates and the introduction of a series of higher tax measures, they could not turn the tide. In January 1999, the government let the Real float. Although it collapsed approximately 60%, this decision marked the turning point for the Brazilian equity market. In local terms, it began a recovery. Not until March did it turn around in dollar terms. When it did, the change was dramatic -- switching from a deficit of 26% in the beginning of 1999, to a surplus of 6.8% by the end of March. As confidence returned and interest rates were cut, recovery has continued and has been reflected in Mexico and, to a lesser extent, in Chile. Although the emerging markets represented the Fund's poorest performing segment in the past year, from the beginning of 1999 Brazil and Mexico have rebounded strongly in dollar terms.

Investment Strategy
    In early 1998 we became cautious about the markets of the Far East. Consequently, we reduced their overweighted position to a market weight. As the situation continued to deteriorate, we sold all of the Fund's holdings in Hong Kong, Australia and New Zealand. By September, we believed that action on a global scale was required to prevent a major financial calamity. We also believed that some stability was coming into the currencies and current accounts of markets in the Far East and that those markets were very cheap. In late September 1998, we reinvested in Hong Kong, Singapore and New Zealand. Indeed, interest rates were cut in late September and again on two more occasions before the end of the year.
    To finance the investments in Asia, we reduced exposure to Europe. This also proved to be a correct decision, given that the European markets underperformed the Asian markets after interest rates turned. During the second half of the year, we also built up the Fund's assets in Japan. Again, this strategy proved to be timely for the reasons noted above: the strength in the currency in the period to December and strong market in the quarter ended March 1999.

Market Outlook for 1999
    In our opinion, the key features for the remainder of 1999 will be the rate of growth in the U.S. and the Federal Reserve's policy on interest rates. Also important is whether growth in Europe begins to pick up and whether Japan can indeed return to a growth path. At their last meeting, the Fed governors left interest rates unchanged, satisfied that growth so far in 1999 was not proceeding at the same pace as growth in late 1998. Forecasts early in the year expected growth in the U.S. to moderate through this year. Recently, forecasts were revised upward. Nevertheless, we believe that there is still no evidence of inflation in the U.S., and thus, if the Fed decides to tighten rates it will make only a small adjustment. This will be important for Europe where slower growth has already led to lower rates. In Japan, we believe the combination of progress from the government and restructuring from corporations can result in an improvement in corporate profits and an improvement in the economy in general. As a result, we expect the Japanese stock market to continue to perform, even though domestic sales of stock, to unwind cross-holdings, will continue. Finally, with stability in the U.S. and a continuation of low interest rates, we believe that the outlook for the emerging markets will continue to improve through the coming months.


[PILLAR LOGO OMITTED] 32

THE PBHG FUNDS, INC.

PBHG INTERNATIONAL FUND

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
          INTERNATIONAL FUND, VERSUS THE MSCI EAFE INDEX, AND THE F.T.
                   S&P WORLD INDEX, NON-U.S., IN U.S. DOLLARS

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

        PILGRIM BAXTER  MORGAN STANLEY   F. T. S&P
         INTERNATIONAL    MSCI EAFE     WORLD INDEX,
          EQUITY FUND      INDEX 3      NON-U.S. 4
6/30/94     $10000         $10000        $10000
3/95          9203          10094         10007
3/96         10634          11339         11274
3/97         11350          11504         11466
3/98         13332          13645         13438
3/99         13521          14472         15024

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG International Fund commenced operations on June 15, 1994.
 3 The MSCI EAFE Index is the Morgan Stanley Capital International Index for Europe, Australia and the Far East developed markets. It includes 60% of the largest publicly traded companies in those regions by market capitalization and is sector weighted. The index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The F.T. S&P World Index, Non-U.S., in U.S. Dollars consists of the largest international companies which have been selected based on market capitalization, ability to be purchased by international investors and the degree to which the companies reflect the weightings of industries within their respective countries. The returns of the Index reflect the reinvestment of income dividends and capital gains distributions. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

-------------------------------------------------------------------------------
                                             Annualized         Annualized
                              One Year         3 Year            Inception
                               Return          Return            to Date2
-------------------------------------------------------------------------------
  PBHG International Fund       1.42%           8.33%             6.41%
-------------------------------------------------------------------------------

                               Country Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                                  Argentina 2%
                                  Australia 2%
                                    Brazil 2%
                                    Chile 1%
                                    France 10%
                                   Germany 11%
                                  Hong Kong 2%
                                   Ireland 2%
                                    Italy 9%
                                    Japan 23%
                                    Mexico 2%
                                 Netherlands 5%
                                 New Zealand 2%
                                   Portugal 1%
                                  Singapore 2%
                                    Spain 2%
                                 Switzerland 2%
                               United Kingdom 20%


                        % of Total Portfolio Investments

33 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG CASH RESERVES FUND

Portfolio Profile
OBJECTIVE: Preserve principal value & maintain a high degree of liquidity while providing current income.
INVESTS IN:  Money market securities.
STRATEGY: The Fund's strategy is to be fully invested in a diversified portfolio of short-term, high-quality money market securities.

Performance
For the 12 months ended March 31, 1999, the PBHG Cash Reserves Fund returned 4.8% compared to 4.7% for the Lipper Money Market Funds Average.

Market Highlights
    The U.S. enjoyed yet another year of strong economic growth as consumer spending and business investment both remained at high levels. Notwithstanding this economic strength, inflation remained well under control and bond yields fell considerably over the course of the year. The U.S. bond market's role as a safe haven was highlighted on several occasions during the year as credit concerns in a variety of markets kept demand for U.S. Treasury securities high. This was especially true in the third calendar quarter of 1998, when what started as a flight to quality became a stampeding rush to liquidity. Financial turmoil in several emerging markets spread quickly to the developed markets as a number of high-profile investment funds were forced to unwind massive amounts of leverage. The Federal Reserve acted rapidly to defuse a potential crisis. Through three rate cuts between September and the end of November, it lowered interest rates to 4.75%. The Fed also informally arranged a `work out' of the most leveraged hedge fund. By the end of the year, it was apparent that the corrective action had the intended effect, and U.S. bond market investors entered 1999 much as they had 1998 -- wondering when the juggernaut U.S. economy would show signs of slowing.
    The money markets were not immune from market upheaval. Even liquidity at the short end of the yield curve became difficult. Spreads widened as brokerage houses, already experiencing mounting capital losses, became less able (or willing) to provide normal levels of liquidity. Some firms had the added burden of having to deny recurrent rumors of their own demise. Yields followed the Fed moves down. Nevertheless, asset flows into money market portfolios continued to be heavy, topping out at a record $1.3 trillion in assets for 1998. Asset-backed commercial paper continued its rapid growth within the money market universe and now accounts for one-third of the commercial paper outstanding.
    The strong economic growth evident at year-end and into 1999 will keep the Federal Reserve on hold as we move forward. We believe the domestic economy will slow in coming months if, as we expect, consumer spending, which propelled growth last year, slows from its robust pace. In our opinion, Asia's ongoing malaise, combined with Latin America's weakness, will continue to depress an already struggling manufacturing sector. We believe that falling import and commodity prices will help keep inflation at low levels.

Portfolio Highlights
    The key to relative outperformance in money market investing often lies in having the conviction to make decisions away from consensus opinion. Unfortunately, even if these decisions are right, the differences in performance are often so small they remain virtually unnoticed. In addition, these decisions must be made within very tight constraints in order to maintain the level of conservatism shareholders expect from the PBHG Cash Reserves Fund, and provide the level of liquidity that the Fund requires.
    Early in the past year, many market participants thought that the Federal Reserve would raise short-term interest rates. We thought otherwise and, thus, invested in securities with longer maturities than the average money market fund. This turned out to be a crucial decision. The key to outperformance in the last twelve months was to have a longer average maturity before the market began to price in the possibility of rate cuts by the Fed in late summer. By the end of July, the PBHG Cash Reserves Fund had an average maturity of 79 days. The maximum average maturity a money-market fund can have is 90 days. The advantage of buying securities with longer maturities is locking-in a given yield for a longer period of time. As securities mature in a money market fund, the portfolio manager must reinvest the cash. If interest rates fall, cash must be reinvested at lower yields. In a falling interest rate environment, the best strategy is to put off, for as long as possible, this reinvestment at lower yields. This is exactly how the PBHG Cash Reserves Fund outperformed its competitor average.


[PILLAR LOGO OMITTED] 34

THE PBHG FUNDS, INC.

PBHG CASH RESERVES FUND
                   COMPARISON OF TOTAL RETURN, AS OF MARCH 31,
                         1999 FOR THE PBHG CASH RESERVES
                          FUND, VERSUS THE LIPPER MONEY
                              MARKET FUNDS AVERAGE1

                     [BAR GRAPH OMITTED, PLOT POINTS FOLLOW]

               PBHG CASH RESERVES FUND      LIPPER MONEY MARKET FUNDS AVERAGE
ONE YEAR                 4.84%                              4.70%

1 Performance is historical and not indicative of future results.


                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                           Certificates of Deposit 7%
                              Commercial Paper 68%
                            Corporate Obligations 2%
                                    Cash 23%


                        % of Total Portfolio Investments



35 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG TECHNOLOGY & COMMUNICATIONS FUND


Portfolio Profile
OBJECTIVE:  Long-term capital appreciation.
INVESTS IN: Companies whose products or services are based on or delivered with technology. Also invests in companies that link businesses, consumers and other entities through communications technology.
STRATEGY: The Fund's strategy is to be invested in technology and related companies exhibiting extraordinary rates of growth in earnings and revenue. As of year-end March 31, 1999, the funds 38 holdings ranged from $686 million to $461 billion in market capitalization. At year-end, the average holding had a market capitalization of $36.1 billion. For comparison purposes, the average holding as of year-end March 31, 1998 had an average market capitalization of $1.81 billion. Most of the increase in average market capitalization began in May of 1998, as the new portfolio managers moved to increase portfolio exposure to several larger companies in order to better diversify the Fund's holdings within the various sub-sectors of the technology group. These moves increased the Fund's exposure in the recovering semi-conductor and semi-conductor capital-equipment sectors and reduced exposure in enterprise software, where fundamentals continued to deteriorate. The move from a predominately small-cap focus also allowed the fund to benefit from the strong growth trends occurring in areas such as fiber optics, data networking and the Internet.


Performance
    The Technology & Communications Fund returned 45.3% compared with the 43.8% return of the Pacific Stock Exchange (PSE) High Technology Index and the 36.6% return of the Soundview Technology Index for the year ended March 31, 1999. We are pleased with this performance, given that larger capitalization stocks continued to outperform smaller equities during the past twelve months. For the twelve months ended March 31, 1999, the S&P 500 Index, an index of large capitalization stocks was up 18.5%, while the Russell 2000, an index of small capitalization stocks was down -11.0%.
    As one might expect, the theme of small-cap under-performance carried over into the technology sector. As noted above, the Soundview Technology Index, which has an average market capitalization that is less than half of the PSE Index, under-performed over the last twelve months.


Portfolio Highlights
    In early fall of 1998, we began to shift our emphasis away from software companies, which then represented approximately 30% of the portfolio. At that time, we anticipated that firms would become increasingly reluctant to purchase and implement new software, preferring instead to focus on addressing Y2K issues and implementing Y2K compliant software purchased in 1998. As of March 31, 1999, software companies represent just under 10% of the portfolio. We are pleased to report that the software stocks held in the portfolio through the first quarter performed well, despite the poor performance of the sub-sector in general. At the end of last year, we began to increase the portfolio's exposure to Internet service providers, a sub-sector that has performed well this quarter. At the beginning of 1999, we increased the portfolio's weighting in semiconductor companies and semiconductor capital equipment companies. Recently these companies have rallied strongly, breaking a three-year cycle of disappointing performance. The Fund's returns for the first quarter of 1999 benefited from the strength of this rebound.
    The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year. Fortunately, the Fund is small enough, in terms of assets under management, to be actively managed.
    At the start of 1999, we had minimal exposure to the high flying Internet "portal" companies, preferring instead to focus on firms providing access, services and bandwidth to the Internet. This included the Internet service providers (ISPs) and the facilities-based, high-speed telecom service providers. Both groups performed very well in the first quarter.
    During the first three months of 1999, Internet stocks have been, by far, the best performing group. While many of these companies are doing well fundamentally, most are not making money and carry extremely high valuations that are unprecedented in the market. That is not to say the stocks should go down. What it does mean is that this group of stocks will likely be very volatile and can ill afford to have any disappointment regarding their fundamentals. Nevertheless, there are some compelling dynamics working for this industry that will likely continue, including massive consolidations, tremendous traffic growth and growing e-commerce initiatives. For all of these reasons, we enter the next fiscal year with a significant weighting (approximately 21%) in Internet companies. The fund also owns an even greater number of companies that benefit from the growth of the Internet. Although the fund has lagged pure-play Internet funds year-to-date, we believe shareholders wanting broader exposure to the technology world, without the extreme volatility inherent in Internet stocks, are well served with this strategy.
    As we have already noted, the Technology & Communications Fund began the fiscal year as a small-cap focused fund. Despite the restructuring that occurred during 1998, the holdings in the Technology & Communications fund remain, on average, significantly smaller than the average stock in the PSE index. We are pleased that we were able to restructure the fund and out-perform the PSE, while maintaining our exposure to many exciting small and mid-cap companies.
    As we move forward, we will compare our performance with the Soundview Technology Index, as this index more accurately reflects the all capitalization strategy in the PBHG Technology & Communications Fund. While we believe that our diversification with regard to market capitalization and the technology sector increased returns and reduced risk, we remain dedicated to maintaining a relevant exposure to companies of all sizes. Therefore, we expect that the portfolio will be well positioned when relative performance improves in the small-cap area.


[PILLAR LOGO OMITTED] 36

THE PBHG FUNDS, INC.

PBHG TECHNOLOGY & COMMUNICATIONS FUND

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
            INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS FUND,
        VERSUS THE SOUNDVIEW TECHNOLOGY INDEX, THE PACIFIC STOCK EXCHANGE
     HIGH TECHNOLOGY INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

          PBHG                   PACIFIC STOCK   LIPPER SCIENCE
      TECHNOLOGY      SOUNDVIEW     EXCHANGE      & TECHNOLOGY
    & COMMUNICATION  TECHNOLOGY  HIGH TECHNOLOGY      FUNDS
          FUND        INDEX 3        INDEX 4        AVERAGE 5
9/30/95 $10000         $10000          $10000       $10000
3/96     12481          10833            9898         9502
9/96     16641          13470           10944        10804
3/97     14926          12990           11953        10366
9/97     22414          18558           16636        14621
3/98     20641          17429           17148        14853
9/98     17995          15451           15879        13732
3/99     29997          23796           24722        22817

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2 The PBHG Technology & Communications Fund commenced operations on October 2, 1995.
 3 The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Pacific Stock Exchange High Technology Index is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 5 The Lipper Science & Technology Funds Average is an equally weighted benchmark composed of mutual funds, each of which normally invests more than 65% of its equity portfolio in science and technology stocks. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

--------------------------------------------------------------------------------
                                                      Annualized   Annualized
                                           One Year     3 Year      Inception
                                            Return      Return      to Date2
--------------------------------------------------------------------------------
  PBHG Technology & Communications Fund      45.33%     33.95%       36.82%
--------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999
                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                              Consumer Cyclical 2%
                                  Industrial 9%
                                   Services 3%
                                 Technology 80%
                                     Cash 6%


                        % of Total Portfolio Investments



37 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

PBHG STRATEGIC SMALL COMPANY FUND

Portfolio Profile
OBJECTIVE:  Growth of capital.
INVESTS IN: Equity securities of small companies having a market capitalization or annual revenues of up to $750 million.
STRATEGY: The Fund invests in companies poised for rapid and dynamic growth ("growth companies") and companies that are undervalued or overlooked by the market ("value securities") in a proportion that depends on the Advisers' view of current economic or market conditions and their long-term investment outlook.

Performance
    For the fiscal year ended March 31, 1999, the fund's total return was -14.5% versus the Russell 2000 Index return of -16.3%, the Russell 2000 Growth Index return of -11.0%, and the Morningstar Median Return of Small Blend funds of -21.2%. The total return for the growth portion of the Fund's portfolio, at -3.9% contributed to the strong relative performance of the fund versus the indices, and this pattern of growth significantly outperforming value continued during the March quarter. After enduring a very difficult environment for small company investing in the summer, provoked largely by concerns over the apparent collapse of Asian and South American economies, the Fund recovered strongly in the December quarter as investors again recalibrated their thoughts on required risk premiums in small cap equities.
    The Fund is structured to allow its assets to be proactively allocated between the growth style employed by Pilgrim Baxter & Associates, Ltd. and the value style utilized by Pilgrim Baxter Value Investors, Inc. Since inception, the Fund has maintained a neutral allocation (approximately 50/50) with adjustments for market movements made with the flow of funds into and out the Fund. At March 31, 1999 the split of assets was 47% growth and 53% value. The juxtaposition of two distinct styles of small company investing in one product is intended to provide some moderating impact during difficult stock market environments, while permitting the achievement of competitive long term returns. The performance achieved by the Fund in fiscal 1999 is consistent with this view.

Portfolio Highlights --Growth
    Looking first at the growth portion of the Fund, technology exposure has been significantly increased versus a year ago, equaling 54% of assets at March 31, 1999. Our systematic bottoms-up approach to identifying positive earnings dynamics has pushed the Fund toward technology, because this is where we find the greatest raw material with the features we prize -- rapid growth combined with better than expected earnings performance. Indeed, in technology, there are more quality companies to choose from and, on average, these companies have yielded larger positive earnings surprises than observed elsewhere. Key technology holdings such as RF Micro Devices, Network Appliance, and New Era of Networks continue their outstanding fundamental performance; Geotel, a top holding is under contract to be acquired by Cisco at a substantial premium. Other important sector exposures for the growth portion of the portfolio include Business Services (10%), Health Care (10%), and Consumer (14%).
    When one considers that the average latest 12 months earning growth rate across all companies in the growth portion of the Fund is 78%, one should not be surprised that occasional unexpected earnings disappointments will cause significant price declines and loss realizations on individual securities. The Fund attempts to control issuer risk by avoiding large positions, and more importantly, by quickly reacting to deteriorating fundamentals. Recent eliminations by reason of deteriorating earnings include Sykes, Quadramed, Symer and Wind River.
    While the speculative behavior of Internet stocks was on everyone's mind in early calendar 1999, the lack of earnings, the inflated market values, and the generally immature and untested nature of issuers' business models have caused the Fund to deliberately reject direct participation in these names. While this earnings based discipline has resulted in the sacrifice of some near term investment performance, we are comfortable that indirect exposure to the growth of the Internet is more prudent and appropriate at this time. Hence, the Fund has chosen to focus on highly profitable companies for whom Internet initiatives represent a source of incremental earnings power on top of already strong fundamentals. Examples of this strategy include Insite Enterprises, a telemarketer of personal computers and related accessories, for whom a new and robust web site has accelerated the company growth rate; and Pegasus Systems, which offers hotel and travel agent data processing services, and which recently has introduced an exciting new product accommodating room reservations over the internet.
    1999 has commenced with significant continuing headwinds for small cap investing, despite the upside penetration by the Dow Jones Industrial Average of the historic 10,000 level. The initial Federal Reserve interest rate cuts in the fourth quarter of 1998 in response to international financial crises has not been reinforced with additional cuts in 1999. This break from the historical pattern of more sustained and deeper easing after an initial Federal Reserve action has put small cap stocks at a temporary disadvantage. Nevertheless, we remain optimistic for 1999, as our best portfolio companies continue to produce impressive earnings growth while maintaining strong control of their business models.

Portfolio Highlights --Value
    Our fundamental long-term view of the small-cap value market is also quite favorable. Despite the strong performance of large-cap stocks over the past twelve months, small-cap stocks have lagged badly. Given the POSITIVE 18.5% return of the large-cap oriented S&P 500 Index for the twelve months ended March 31, 1999, the outperformance differential versus the Russell 2000 was an almost unprecedented 34.7%. Much of the difference can be attributed to strong performance of the very large "mega-cap" stocks, whose heavy weighting in the S&P 500 Index attracts steady investment flows from passive index fund buyers. Though we are confident that this highly focused, large-cap momentum cannot continue forever, we are also chagrined that it has continued so much longer than we initially expected.
    Since the results of the businesses underlying each index are not that different, over this period the relative valuation of small-cap stocks has been radically compressed versus large-cap valuations. Consider this admittedly simple example: both General Electric and Financial Security Assurance have stable earnings growth rates of 12%-14%, yet GE trades at 34.1 times earnings versus 12.6 times for FSA! While there are some differences in the respective companies' mix of businesses, we would argue that the most telling reason for GE's inflated valuation is its large size and membership in the S&P 500 Index. We are not about to predict when or how the bizarre valuation differential between large and small stocks will end, but are confident it will close eventually.
    There have been no major changes in our investment strategy. We remain fully invested and are concentrating our attention on identifying stocks that offer an attractive trade-off between valuation, growth prospects and the business fundamentals of the enterprise. Most of our top holdings have solid growth prospects, yet are valued at less than 15 times this year's earnings. Perhaps the most extreme example is Personnel Group of America, a quality provider of temporary help services, which is valued by the stock market at less than 7 times this year's estimated earnings. For investors with an intermediate-to-long term time horizon, this may be an excellent time to invest in small-cap stocks, although we are somewhat concerned that relative valuations will not begin to improved until the Federal Reserve begins its next round of easing monetary policy.


[PILLAR LOGO OMITTED] 38

THE PBHG FUNDS, INC.

PBHG STRATEGIC SMALL COMPANY FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE PBHG STRATEGIC SMALL COMPANY FUND, VERSUS THE RUSSELL 2000
          INDEX, THE RUSSELL 2000 GROWTH INDEX AND THE LIPPER SMALL CAP
                                  FUNDS AVERAGE

                    [LINE GRAPH OMITTED, PLOT POINTS FOLLOW]

                  PBHG      RUSSELL    RUSSELL     LIPPER SMALL
           STRATEGIC SMALL    2000      2000        CAP FUNDS
             COMPANY FUND   INDEX 3 GROWTH INDEX 4  AVERAGE 5
12/31/96         $10000    $10000       $10000       $10000
3/97               8860      9482         8951         9353
6/97              11130     11019        10522        10952
9/97              13439     12659        12302        12768
12/97             12566     12235        11295        12135
3/98              13869     13466        12636        13472
6/98              13071     12838        11911        12918
9/98              10002     10252         9248        10154
12/98             12833     11924        11434        12100
3/99              11855     11277        11242        11379

 1 Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2  The PBHG Strategic Small Company Fund commenced operations on January 2,
    1997.
 3 The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000 Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 4 The Russell 2000 Growth Index is an unmanaged index comprised of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance.
 5 The Lipper Small Cap Funds Average is an equally weighted benchmark composed of mutual funds, each of which limits its investments, by prospectus or portfolio practice, to companies on the basis of the size of the company. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Fund's past or future performance.


                          Average Annual Total Return1
                              As of March 31, 1999

--------------------------------------------------------------------------------
                                                                    Annualized
                                           One Year                  Inception
                                            Return                   to Date2
--------------------------------------------------------------------------------
  PBHG Strategic Small Company Fund         -14.52%                    7.87%
--------------------------------------------------------------------------------

                                Sector Weightings
                                at March 31, 1999

                     [PIE CHART OMITTED, PLOT POINTS FOLLOW]
                               Basic Materials 2%
                              Consumer Cyclical 20%
                            Consumer Non-Cyclical 1%
                                    Energy 2%
                                  Financial 11%
                                 Health Care 8%
                                  Industrial 8%
                                   Services 8%
                                 Technology 34%
                                Transportation 3%
                                  Utilities 2%
                                     Cash 1%


                        % of Total Portfolio Investments



[PILLAR LOGO OMITTED] 39

THE PBHG FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF THE PBHG FUNDS, INC.:

In our opinion, the accompanying statements of net assets for the PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, and PBHG Strategic Small Company Fund, and the statements of assets and liabilities, including the schedules of investments, for the PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund, PBHG International Fund, PBHG Cash Reserves Fund, and PBHG Technology & Communications Fund of The PBHG Funds, Inc. (the "Fund"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each Fund at March 31, 1999, the results of its operations for the year (or period) then ended, the changes in its net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented commencing April 1, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of the Fund for the fiscal periods presented prior to the year ended March 31, 1997 were audited by other independent accountants whose report dated April 29, 1996 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 29, 1999



40 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
CONSUMER CYCLICAL -- 10.1%
AUDIO/VIDEO PRODUCTS -- 3.1%
Gemstar International Group*        1,217,600      $   91,624
Polycom*                              636,900          11,942
                                                   ----------
                                                      103,566
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.1%
Aviation Sales*                       283,400          12,611
Insight Enterprises*                  925,350          22,902
                                                   ----------
                                                       35,513
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.9%
Consolidated Graphics*                491,300          28,372
                                                   ----------
                                                       28,372
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.1%
American Eagle Outfitters*            512,300          36,726
                                                   ----------
                                                       36,726
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.7%
O'Reilly Automotive*                  535,100          23,946
                                                   ----------
                                                       23,946
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.4%
Linens `N Things*                   1,008,900          45,779
                                                   ----------
                                                       45,779
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.4%
MSC Industrial Direct, Cl A*          680,900          11,575
                                                   ----------
                                                       11,575
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.8%
Dollar Tree Stores*                   898,800          27,807
                                                   ----------
                                                       27,807
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.6%
99 Cents Only Stores*                 441,400          18,732
                                                   ----------
                                                       18,732
                                                   ----------

TOTAL CONSUMER CYCLICAL (COST $224,083)               332,016
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 0.7%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.7%
American Italian Pasta, Cl A*+        978,500          24,463
                                                   ----------
                                                       24,463
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $31,678)             24,463
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 1.6%
PROPERTY/CASUALTY INSURANCE -- 1.0%
Mutual Risk Management Limited        891,400          34,096
                                                   ----------
                                                       34,096
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.6%
Net.Bank*                             265,800          18,074
                                                   ----------
                                                       18,074
                                                   ----------

TOTAL FINANCIAL (COST $40,989)                         52,170
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 11.5%
DIALYSIS CENTERS -- 0.9%
Renal Care Group*                   1,499,700    $     29,431
                                                   ----------
                                                       29,431
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.5%
Medquist*                             508,700          15,261
                                                   ----------
                                                       15,261
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.3%
Dendrite International*               529,700          11,819
Medical Manager*+                   1,290,000          29,831
                                                   ----------
                                                       41,650
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.2%
Minimed*                              378,900          38,506
                                                   ----------
                                                       38,506
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.5%
King Pharmaceuticals*                 563,100          15,626
Medicis Pharmaceutical, Cl A*         987,400          29,622
Pathogenesis*                         323,000           4,300
                                                   ----------
                                                       49,548
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.5%
Express Scripts, Cl A*+             1,365,200         117,322
                                                   ----------
                                                      117,322
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
Province Healthcare*                  679,200          12,565
                                                   ----------
                                                       12,565
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.0%
Res-Care*+                          1,457,050          32,875
                                                   ----------
                                                       32,875
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.5%
Resmed*                               590,200          16,673
                                                   ----------
                                                       16,673
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.7%
Biomatrix*                            307,600          23,993
                                                   ----------
                                                       23,993
                                                   ----------

TOTAL HEALTH CARE (COST $301,972)                     377,824
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.4%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.4%
Flextronics International*          1,484,200          75,694
Gentex*                             1,772,600          38,222
                                                   ----------
                                                      113,916
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.5%
Microchip Technology*               1,395,100          48,305
                                                   ----------
                                                       48,305
--------------------------------------------------------------------------------

41  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 2.6%
Waters*                               824,051    $     86,577
                                                   ----------
                                                       86,577
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.4%
Uniphase*                             388,900          44,772
                                                   ----------
                                                       44,772
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
US Liquids*+                          802,100          17,245
                                                   ----------
                                                       17,245
                                                   ----------

TOTAL INDUSTRIAL (COST $158,099)                      310,815
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 16.2%
ADVERTISING SALES -- 1.9%
Lamar Advertising, Cl A*            1,857,200          63,029
                                                   ----------
                                                       63,029
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
Lason*                                431,900          24,294
Prepaid Legal Services*               819,300          20,073
                                                   ----------
                                                       44,367
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 3.3%
Century Business Services*          1,055,300          11,542
Concord EFS*                        1,813,637          49,988
NCO Group*                            599,800          22,193
Profit Recovery Group*                610,800          24,127
                                                   ----------
                                                      107,850
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.3%
Complete Business Solutions*          875,400          17,180
Sapient*                              449,600          32,090
Whittman-Hart*                      1,197,000          25,735
                                                   ----------
                                                       75,005
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.2%
Metzler Group*                      1,014,850          31,841
USWeb*                                973,100          40,140
                                                   ----------
                                                       71,981
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.4%
United Rentals*                     1,674,800          47,732
                                                   ----------
                                                       47,732
--------------------------------------------------------------------------------
SCHOOLS -- 3.8%
Apollo Group, Cl A*                 1,831,700          54,722
Devry*                              1,531,100          44,402
Sylvan Learning Systems*              874,800          23,948
                                                   ----------
                                                      123,072
                                                   ----------

TOTAL SERVICES (COST $410,154)                        533,036
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 49.6%
APPLICATIONS SOFTWARE -- 9.9%
Citrix Systems*                     1,935,700    $     73,798
Genesys Telecommunications
   Laboratories*                      898,400          13,532
Great Plains Software*                296,300          11,463
I2 Technologies*                      127,700           3,396
Iona Technologies ADR*                551,100          16,740
New Era of Networks*                  609,900          41,321
Peregrine Systems*                  1,567,200          52,697
Progress Software*+                 1,032,000          35,217
Siebel Systems*                     1,398,100          66,410
Software AG Systems*                1,373,100          11,500
                                                   ----------
                                                      326,074
--------------------------------------------------------------------------------
CIRCUITS -- 2.4%
Micrel*                               466,900          23,374
Vitesse Semiconductor*              1,070,200          54,179
                                                   ----------
                                                       77,553
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.3%
AVT*                                  398,300           9,509
                                                   ----------
                                                        9,509
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.1%
Axent Technologies*                   570,300          13,723
Check Point Software Technologies*  1,324,600          56,958
                                                   ----------
                                                       70,681
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Engineering Animation*+               833,400          35,107
                                                   ----------
                                                       35,107
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.1%
Aspect Development*+                1,654,800          38,474
Bindview Development*                 575,300          17,906
Business Objects ADR*                 782,100          23,219
Mercury Interactive*                1,766,800          62,942
Micromuse*+                           898,100          41,313
Microstrategy*+                       878,400          16,909
                                                   ----------
                                                      200,763
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.7%
Henry (Jack) & Associates             481,200          17,684
Maxwell Technologies*                 281,600           6,583
                                                   ----------
                                                       24,267
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.8%
Veritas Software*                   1,126,843          90,993
                                                   ----------
                                                       90,993
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.6%
Best Software*                        202,300           2,731
Fundtech Limited*+                    675,300          20,343
Tsi International Software Limited*   589,000          28,751
                                                   ----------
                                                       51,825
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED] 42

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 0.9%
Advantage Learning Systems*           705,000    $     21,899
CBT Group ADR*                        602,600           6,892
                                                   ----------
                                                       28,791
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.1%
Applied Micro Circuits*               846,700          36,196
Artisan Components*+                  741,300           3,846
Mips Technologies*                    471,400          28,755
Qlogic*                               521,800          35,026
SDL*                                  126,700          11,498
Transwitch*                           451,400          20,426
                                                   ----------
                                                      135,747
--------------------------------------------------------------------------------
FIBER OPTICS -- 0.7%
E-Tek Dynamics*                       630,400          22,616
                                                   ----------
                                                       22,616
--------------------------------------------------------------------------------
INTERNET CONTENT -- 4.0%
Critical Path*                         69,000           5,313
Infospace.com*                        141,800          12,567
Network Solutions, Cl A*+           1,086,800         114,929
                                                   ----------
                                                      132,809
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 2.6%
Broadvision*                          639,500          38,210
Mindspring Enterprises*               549,700          47,309
                                                   ----------
                                                       85,519
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 0.6%
Concord Communications*               359,300          20,480
                                                   ----------
                                                       20,480
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.7%
FVC.com*                              680,100           8,671
International Network Services*       798,800          55,866
Visual Networks*                      661,900          24,739
                                                   ----------
                                                       89,276
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 1.4%
Electronics For Imaging*              701,700          27,366
Xeikon ADR*                           660,500          18,081
                                                   ----------
                                                       45,447
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 1.5%
Gilat Satellite Networks Limited*     844,300          50,658
                                                   ----------
                                                       50,658
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.8%
Excel Switching*                    1,587,500          33,338
Geotel Communications*              1,302,200          59,738
                                                   ----------
                                                       93,076
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.3%
RF Micro Devices*                     462,500    $     44,255
                                                   ----------
                                                       44,255
                                                   ----------

TOTAL TECHNOLOGY (COST $1,072,319)                  1,635,446
                                                   ----------

TOTAL COMMON STOCK (COST $2,239,294)               $3,265,770
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.7%
J.P. Morgan
   4.94%, dated 03/31/99,
   matures 04/01/99, repurchase price
   $34,346,920 (collateralized by U.S.
   Government Agency Instruments:
   total market value $35,029,663) (A)$34,342          34,342
Barclays
   4.94%, dated 03/31/99,
   matures 04/01/99, repurchase price
   $55,065,278 (collateralized by U.S.
   Government Agency Instruments:
   total market value $56,159,062) (A) 55,059          55,059
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $89,401)             89,401
                                                   ----------
TOTAL INVESTMENTS-- 101.8% (COST $2,328,695)        3,355,171
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.8%)
Payable for securities purchased                      (45,589)
Other assets and liabilities                          (14,607)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (60,196)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 400 million
   shares -- $0.001 par value) based on 131,746,770
   outstanding shares of common stock               2,500,029
Fund Shares of Advisor Class (authorized 200 million
   shares -- $0.001 par value) based on 2,720,366
   outstanding shares of common stock                  63,931
Accumulated net realized loss on investments         (295,461)
Net unrealized appreciation on investments          1,026,476
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $3,294,975
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- PBHG CLASS                        $24.51
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- ADVISOR CLASS                     $24.35
                                                   ----------
* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
+ -- Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of March 31, 1999 was $527,873,348.


The accompanying notes are an integral part of the financial statements.

43  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG EMERGING GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.9%
CONSUMER CYCLICAL -- 17.1%
APPAREL MANUFACTURERS -- 0.8%
Tarrant Apparel Group*                139,900   $       5,876
                                                   ----------
                                                        5,876
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 2.0%
Polycom*                              783,100          14,683
                                                   ----------
                                                       14,683
--------------------------------------------------------------------------------
COLLECTIBLES -- 2.3%
Action Performance*                   576,000          17,352
                                                   ----------
                                                       17,352
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.3%
Consolidated Graphics*                162,600           9,390
                                                   ----------
                                                        9,390
--------------------------------------------------------------------------------
RADIO -- 1.6%
Citadel Communications*               346,300          11,514
                                                   ----------
                                                       11,514
--------------------------------------------------------------------------------
RECREATIONAL CENTERS -- 0.4%
Sports Club*                          569,900           2,885
                                                   ----------
                                                        2,885
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.3%
American Eagle Outfitters*             40,000           2,867
Bebe Stores*                           42,500           1,743
Children's Place*                     100,100           2,696
Pacific Sunwear of California*         58,300           2,026
                                                   ----------
                                                        9,332
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.4%
Delia's*                               95,800           3,018
                                                   ----------
                                                        3,018
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.1%
Electronics Boutique*                 565,800           7,850
                                                   ----------
                                                        7,850
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.1%
Tweeter Home Entertainment Group*      23,400             755
                                                   ----------
                                                          755
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.2%
DM Management*+                       562,650           8,791
                                                   ----------
                                                        8,791
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 4.2%
Dave and Buster's*                    368,100           7,546
Papa John's International*            411,100          18,140
PJ America*                           113,400           2,608
Taco Cabana, Cl A*                    295,500           2,604
                                                   ----------
                                                       30,898
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 0.1%
99 Cents Only Stores*                  25,000   $       1,061
                                                   ----------
                                                        1,061
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.3%
Pegasus Systems*                       58,500           2,333
                                                   ----------
                                                        2,333
--------------------------------------------------------------------------------

TOTAL CONSUMER CYCLICAL (COST $102,853)               125,738
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.4%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
Blyth Industries*                      90,000           2,126
Fossil*                               216,500           6,455
                                                   ----------
                                                        8,581
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.2%
Horizon Organic Holding*              112,100           1,653
                                                   ----------
                                                        1,653
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $10,312)             10,234
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 0.7%
OIL & GAS DRILLING -- 0.1%
Atwood Oceanics*                       26,100             783
                                                   ----------
                                                          783
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.2%
Varco International*                  150,600           1,676
                                                   ----------
                                                        1,676
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.4%
BJ Services*                          108,600           2,545
                                                   ----------
                                                        2,545
                                                   ----------
TOTAL ENERGY (COST $3,754)                              5,004
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 11.2%
HEALTH CARE COST CONTAINMENT -- 0.5%
Hooper Holmes                         229,100           3,580
                                                   ----------
                                                        3,580
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.6%
Dendrite International*               215,400           4,806
                                                   ----------
                                                        4,806
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.2%
Impath*                                69,900           1,712
                                                   ----------
                                                        1,712
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.7%
Laser Vision Centers*                 306,100          11,670
Summit Technology*                     82,900             912
                                                   ----------
                                                       12,582
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 44

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG EMERGING GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.7%
Minimed*                               80,200   $       8,150
Osteotech*                            128,100           4,403
                                                   ----------
                                                       12,553
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.3%
Medicis Pharmaceutical, Cl A*         314,750           9,443
                                                   ----------
                                                        9,443
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.5%
American Dental Partners*+            425,200           3,348
                                                   ----------
                                                        3,348
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 3.3%
Advanced Paradigm*                    386,400          24,416
                                                   ----------
                                                       24,416
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.4%
Resmed*                               365,400          10,323
                                                   ----------
                                                       10,323
                                                   ----------
TOTAL HEALTH CARE (COST $62,103)                       82,763
                                                   ----------
--------------------------------------------------------------------------------
NDUSTRIAL -- 6.6%
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 3.7%
Flextronics International*            455,800          23,246
Sawtek*                               115,000           3,881
                                                   ----------
                                                       27,127
--------------------------------------------------------------------------------
ENVIRONMENTAL CONSULTING & ENGINEERING -- 1.0%
Tetra Tech*                           332,913           7,012
                                                   ----------
                                                        7,012
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.6%
Uniphase*                              38,800           4,467
                                                   ----------
                                                        4,467
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.8%
Motivepower Industries*               248,200           6,236
                                                   ----------
                                                        6,236
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
Casella Waste Systems, Cl A*          174,700           3,942
                                                   ----------
                                                        3,942
                                                   ----------
TOTAL INDUSTRIAL (COST $27,883)                        48,784
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 12.8%
ADVERTISING SALES -- 0.8%
Lamar Advertising, Cl A*              182,400           6,190
                                                   ----------
                                                        6,190
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 1.2%
Getty Images*                         438,700           9,213
                                                   ----------
                                                        9,213
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.8%
Cunningham Graphics International*    258,000   $       3,386
Market Facts*                         109,900           2,418
                                                   ----------
                                                        5,804
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.8%
Brightstar Information
   Technology Group*                  253,000             980
DA Consulting Group*                  137,000           1,353
Factset Research System*              278,850          12,060
International Integration*            169,000           5,408
Mastech*                               26,500             345
Mecon*                                 88,000             616
Sapient*                               91,000           6,495
Tier Technologies, Cl B*              141,200           1,227
Whittman-Hart*                        302,500           6,504
                                                   ----------
                                                       34,988
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.1%
Forrester Research*                   258,200           7,843
                                                   ----------
                                                        7,843
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.8%
RCM Technologies*                     507,500           5,582
                                                   ----------
                                                        5,582
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 3.3%
Avis Rent A Car*                      325,300           9,007
Rental Service*                       118,400           2,072
United Rentals*                       471,000          13,423
                                                   ----------
                                                       24,502
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.0%
Kendle International*                     800              16
                                                   ----------
                                                           16
--------------------------------------------------------------------------------

TOTAL SERVICES (COST $83,970)                          94,138
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 41.8%
APPLICATIONS SOFTWARE -- 11.9%
Clarify*                              297,800           7,947
Great Plains Software*                328,400          12,705
IMR Global*                           540,300           9,590
Made2manage Systems*                   96,300             843
New Era of Networks*                  248,600          16,843
Peregrine Systems*                    646,600          21,742
Progress Software*                    186,300           6,357
Rational Software*                    417,300          11,189
                                                   ----------
                                                       87,216
--------------------------------------------------------------------------------
CIRCUITS -- 1.4%
Celestica*                             93,900           3,046
Genesis Microchip*                    299,900           7,123
                                                   ----------
                                                       10,169
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.3%
AVT*                                  399,500           9,538
                                                   ----------
                                                        9,538
--------------------------------------------------------------------------------

45  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG EMERGING GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.2%
Axent Technologies*                   350,400   $       8,432
                                                   ----------
                                                        8,432
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.1%
Engineering Animation*                 16,000             674
                                                   ----------
                                                          674
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 11.2%
Actuate Software*                     174,400           5,755
Advent Software*                      408,800          20,440
Business Objects ADR*                 647,000          19,208
Macromedia*                           442,000          20,028
Mercury Interactive*                  165,000           5,878
Onyx Software*                         80,700           3,157
Quadramed*                            498,300           3,800
Verity*                               127,200           4,261
                                                   ----------
                                                       82,527
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.7%
Brooktrout Technology*                340,800           3,578
Henry (Jack) & Associates              22,500             827
RWD Technologies*                      50,900             888
                                                   ----------
                                                        5,293
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.0%
Box Hill Systems*                      95,000             487
Neomagic*                             720,800           7,163
                                                   ----------
                                                        7,650
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.2%
Cybex Computer Products*              100,000           1,794
                                                   ----------
                                                        1,794
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Remedy*                               219,200           3,069
TSI International Software Limited*    31,800           1,552
                                                   ----------
                                                        4,621
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 0.8%
Qlogic*                                20,000           1,342
Transwitch*                           105,500           4,774
                                                   ----------
                                                        6,116
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.7%
Broadvision*                           88,500           5,288
                                                   ----------
                                                        5,288
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 2.9%
Concur Technologies*                    3,600             162
Legato Systems*                       408,800          21,104
                                                   ----------
                                                       21,266
--------------------------------------------------------------------------------


                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.1%
Apex PC Solutions*                    840,300   $      11,712
International Network Services*       115,000           8,043
MMC Networks*                         342,800           5,485
Network Appliance*                    234,400          11,866
                                                   ----------
                                                       37,106
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
Excel Switching*                       70,400           1,478
Geotel Communications*                263,600          12,093
Meltia International*                  50,000             650
                                                   ----------
                                                       14,221
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.8%
Proxim*                                94,200           2,708
RF Micro Devices*                      29,800           2,852
                                                   ----------
                                                        5,560
                                                   ----------
TOTAL TECHNOLOGY (COST $230,484)                      307,471
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.3%
AIRLINES -- 1.3%
Skywest                               330,000           9,529
                                                   ----------
                                                        9,529
                                                   ----------
TOTAL TRANSPORTATION (COST $6,985)                      9,529
                                                   ----------
TOTAL COMMON STOCK (COST $528,344)                    683,661
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.0%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $63,434,533 (collateralized
   by U.S. Government Agency Instruments:
   total market value $64,694,450) (A)$63,426          63,426
J.P. Morgan Agency
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $10,001,356 (collateralized
   by U.S. Government Agency Instruments:
   total market value $10,200,619) (A) 10,000          10,000
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $73,426)             73,426
                                                   ----------
TOTAL INVESTMENTS-- 102.9% (COST $601,770)            757,087
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.9%)

OTHER ASSETS AND LIABILITIES, NET                     (21,079)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 400 million
   shares -- $0.001 par value) based on 35,717,353
   outstanding shares of common stock                 617,503
Accumulated net realized loss on investments          (36,812)
Net unrealized appreciation on investments            155,317
                                                   ----------
TOTAL NET ASSETS-- 100.0%                            $736,008
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                      $20.61
                                                   ----------
* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depository Receipt
Cl -- Class
+ -- Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of March 31, 1999 was $12,139,856.

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 46

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG LARGE CAP GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
CONSUMER CYCLICAL -- 22.9%
APPAREL MANUFACTURERS -- 0.8%
Jones Apparel Group*                   40,600   $       1,134
                                                   ----------
                                                        1,134
--------------------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 4.7%
Clear Channel Communications*          73,800           4,949
Fox Entertainment Group*               66,500           1,804
                                                   ----------
                                                        6,753
--------------------------------------------------------------------------------
CRUISE LINES -- 2.1%
Carnival                               62,800           3,050
                                                   ----------
                                                        3,050
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 3.0%
Harley-Davidson                        74,300           4,272
                                                   ----------
                                                        4,272
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.8%
Home Depot                             40,600           2,527
                                                   ----------
                                                        2,527
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.5%
BJ's Wholesale Club*                   29,700             785
Family Dollar Stores                   72,300           1,663
Wal-Mart Stores                        28,000           2,581
                                                   ----------
                                                        5,029
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.9%
CVS                                    28,600           1,359
                                                   ----------
                                                        1,359
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 3.7%
Staples*                              164,100           5,395
                                                   ----------
                                                        5,395
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.0%
Kohl's*                                20,400           1,446
                                                   ----------
                                                        1,446
--------------------------------------------------------------------------------
TELEVISION -- 1.4%
Univision Communications*              40,900           2,045
                                                   ----------
                                                        2,045
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $18,830)                 33,010
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 3.7%
DIVERSIFIED FINANCIAL SERVICES -- 2.4%
Associates First Capital, Cl A         76,000           3,420
                                                   ----------
                                                        3,420
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.3%
Heller Financial                       23,000             541
Newcourt Credit Group                  47,500           1,285
                                                   ----------
                                                        1,826
                                                   ----------
TOTAL FINANCIAL (COST $3,832)                           5,246
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 16.8%
MEDICAL INFORMATION SYSTEMS -- 0.2%
IMS Health                             10,000  $          331
                                                   ----------
                                                          331
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.2%
Guidant                                52,400           3,170
                                                   ----------
                                                        3,170
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.2%
Genentech                              19,600           1,737
                                                   ----------
                                                        1,737
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.4%
Lilly (Eli) & Company                  17,000           1,443
Pfizer                                 35,000           4,856
Schering-Plough                        52,600           2,910
                                                   ----------
                                                        9,209
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.1%
Watson Pharmaceuticals*                36,500           1,611
                                                   ----------
                                                        1,611
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.2%
Health Management Associates, Cl A*   135,100           1,646
                                                   ----------
                                                        1,646
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 3.4%
Cardinal Health                        33,300           2,198
McKesson HBOC                          40,478           2,671
                                                   ----------
                                                        4,869
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.1%
Omnicare                               81,200           1,548
                                                   ----------
                                                        1,548
                                                   ----------
TOTAL HEALTH CARE (COST $16,173)                       24,121
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.5%
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.9%
Danaher                                78,800           4,118
                                                   ----------
                                                        4,118
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
Teradyne*                              11,900             649
                                                   ----------
                                                          649
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 2.2%
Waste Management                       71,417           3,169
                                                   ----------
                                                        3,169
                                                   ----------
TOTAL INDUSTRIAL (COST $4,629)                          7,936
                                                   ----------
--------------------------------------------------------------------------------

47  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG LARGE CAP GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 10.4%
COMMERCIAL SERVICES -- 2.6%
Central Parking                        37,500   $       1,294
Quintiles Transnational*               64,800           2,446
                                                   ----------
                                                        3,740
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.6%
Sapient*                               33,300           2,377
                                                   ----------
                                                        2,377
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.5%
Select Appointments ADR*               80,000           2,135
                                                   ----------
                                                        2,135
--------------------------------------------------------------------------------
SCHOOLS -- 1.1%
Apollo Group, Cl A*                    52,137           1,558
                                                   ----------
                                                        1,558
--------------------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 3.6%
MCI Worldcom*                          58,800           5,207
                                                   ----------
                                                        5,207
                                                   ----------
TOTAL SERVICES (COST $9,964)                           15,017
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 36.2%
CIRCUITS -- 2.7%
Linear Technology                      76,600           3,926
                                                   ----------
                                                        3,926
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.6%
BMC Software*                          39,400           1,460
Compuware*                             95,000           2,268
Microsoft*                             65,200           5,844
                                                   ----------
                                                        9,572
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 5.2%
EMC*                                   48,100           6,145
Veritas Software*                      17,400           1,405
                                                   ----------
                                                        7,550
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 1.1%
Dell Computer *                        37,400           1,529
                                                   ----------
                                                        1,529
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.2%
Fiserv*                                30,900           1,657
                                                   ----------
                                                        1,657
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.3%
Intel                                  14,600           1,735
Kla-Tencor*                            23,100           1,122
Motorola                               12,500             916
Novellus Systems*                      16,900             931
Texas Instruments                      14,900           1,479
                                                   ----------
                                                        6,183
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 6.2%
America Online*                        50,100   $       7,315
PSIN*                                  37,300           1,587
                                                   ----------
                                                        8,902
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 0.7%
Networks Associates*                   32,300             991
                                                   ----------
                                                          991
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.9%
Cisco Systems*                         51,425           5,634
                                                   ----------
                                                        5,634
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 3.7%
Global Crossing Limited*               65,200           3,015
Qwest Communications International*    32,300           2,329
                                                   ----------
                                                        5,344
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
American Tower Systems*                37,500             919
                                                   ----------
                                                          919
                                                   ----------
TOTAL TECHNOLOGY (COST $23,673)                        52,207
                                                   ----------
TOTAL COMMON STOCK (COST $77,101)                     137,537
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $4,984,431 (collateralized
   by U.S. Government Obligations: total
   market value $5,083,431) (A)        $4,984           4,984
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $4,984)                4,984
                                                   ----------
TOTAL INVESTMENTS-- 98.9%  (COST $82,085)             142,521
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.1%
Receivable for securities sold                          1,822
Other assets and liabilities                             (254)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,568
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 5,863,303
   outstanding shares of common stock                  75,077
Accumulated net realized gain on investments            8,576
Net unrealized appreciation on investments             60,436
                                                   ----------
TOTAL NET ASSETS-- 100.0%                            $144,089
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $24.57
                                                   ----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 48

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG SELECT EQUITY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK --90.6%
CONSUMER CYCLICAL -- 11.4%
APPAREL MANUFACTURERS -- 1.3%
Jones Apparel Group*                  104,400   $       2,917
                                                   ----------
                                                        2,917
--------------------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 10.1%
Clear Channel Communications*         302,300          20,273
Fox Entertainment Group*              133,400           3,618
                                                   ----------
                                                       23,891
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $8,811)                  26,808
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 2.9%
MEDICAL-BIOMEDICAL/GENETIC -- 2.9%
Genentech                              76,800           6,806
                                                   ----------
                                                        6,806
                                                   ----------
TOTAL HEALTH CARE (COST $5,484)                         6,806
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.5%
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.5%
Dycom Industries*                      30,300           1,318
                                                   ----------
                                                        1,318
                                                   ----------
TOTAL INDUSTRIAL (COST $1,142)                          1,318
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 5.0%
COMMERCIAL SERVICES -- 5.0%
Quintiles Transnational*              310,600          11,725
                                                   ----------
                                                       11,725
                                                   ----------
TOTAL SERVICES (COST $10,680)                          11,725
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 70.8%
APPLICATIONS SOFTWARE -- 6.4%
Citrix Systems*                       177,500           6,767
Keane*                                196,400           4,186
New Era of Networks*                   62,600           4,241
                                                   ----------
                                                       15,194
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.7%
Verisign*                              41,300           6,360
                                                   ----------
                                                        6,360
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 10.0%
Bindview Development*                 426,900          13,287
Compuware*                            150,300           3,588
Macromedia*                           148,600           6,734
                                                   ----------
                                                       23,609
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 2.1%
Dell Computer*                        120,500           4,926
                                                   ----------
                                                        4,926
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.0%
Advantage Learning Systems*            76,600   $       2,379
                                                   ----------
                                                        2,379
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.2%
Altera*                               106,600           6,343
Intel                                  70,200           8,345
                                                   ----------
                                                       14,688
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 14.7%
America Online*                       164,400          24,003
Broadvision*                           91,600           5,473
Inktomi*                               60,000           5,145
                                                   ----------
                                                       34,621
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 9.5%
Concord Communications*               107,200           6,110
Legato Systems*                       210,000          10,841
Networks Associates*                  174,300           5,349
                                                   ----------
                                                       22,300
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 8.4%
International Network Services*       283,700          19,841
                                                   ----------
                                                       19,841
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 7.8%
Amdocs Limited*                       110,500           2,390
Global Crossing Limited*              344,000          15,910
                                                   ----------
                                                       18,300
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.0%
RF Micro Devices*                      49,900           4,775
                                                   ----------
                                                        4,775
                                                   ----------
TOTAL TECHNOLOGY (COST $90,355)                       166,993
                                                   ----------
TOTAL COMMON STOCK (COST $116,472)                    213,650
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.5%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $24,763,005 (collateralized
   by U.S. Government Obligations: total
   market value $25,254,841) (A)      $24,760          24,760
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $24,760)              24,760
                                                   ----------
TOTAL INVESTMENTS-- 101.1% (COST $141,232)            238,410
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.1%)
Payable for securities purchased                       (4,053)
Receivable for securities sold                          2,502
Other assets and liabilities                             (955)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,506)
                                                   ----------
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED] 49

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG SELECT EQUITY FUND
                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 9,096,068
   outstanding shares of common stock               $ 107,620
Accumulated net realized gain on investments           31,106
Net unrealized appreciation on investments             97,178
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  235,904
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $25.93
                                                   ----------
* Non-income producing security
(A) -- Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

  [PILLAR LOGO OMITTED]  50

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG CORE GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
CONSUMER CYCLICAL -- 26.1%
BROADCAST SERVICE/PROGRAMMING -- 1.8%
Fox Entertainment Group*               57,900   $       1,570
                                                   ----------
                                                        1,570
--------------------------------------------------------------------------------
CABLE TELEVISION -- 1.3%
Mediaone Group*                        17,100           1,086
                                                   ----------
                                                        1,086
--------------------------------------------------------------------------------
CRUISE LINES -- 1.7%
Carnival                               30,900           1,501
                                                   ----------
                                                        1,501
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.6%
CDW Computer Centers*                   8,300             573
                                                   ----------
                                                          573
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 1.1%
Cinar, Cl B*                           40,300             927
                                                   ----------
                                                          927
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 2.3%
Harley-Davidson                        34,500           1,984
                                                   ----------
                                                        1,984
--------------------------------------------------------------------------------
RADIO -- 3.2%
Jacor Communications*                  36,900           2,804
                                                   ----------
                                                        2,804
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 3.3%
Premier Parks*                         77,100           2,872
                                                   ----------
                                                        2,872
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.7%
Linens `N Things*                      31,700           1,438
                                                   ----------
                                                        1,438
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.8%
Home Depot                             24,400           1,519
                                                   ----------
                                                        1,519
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.6%
Duane Reade*                           18,700             521
                                                   ----------
                                                          521
--------------------------------------------------------------------------------
RETAIL-INTERNET -- 0.8%
Ticketmaster Online-City Search*       20,100             676
                                                   ----------
                                                          676
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.8%
Staples*                               48,450           1,593
                                                   ----------
                                                        1,593
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORES -- 2.3%
Kohl's*                                27,500           1,949
                                                   ----------
                                                        1,949
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TELEVISION -- 1.8%
Univision Communications*              30,700   $       1,535
                                                   ----------
                                                        1,535
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $16,619)                 22,548
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 1.9%
OIL-FIELD SERVICES -- 1.9%
BJ Services*                           56,300           1,320
Hanover Compressor*                    12,000             318
                                                   ----------
                                                        1,638
                                                   ----------
TOTAL ENERGY (COST $1,411)                              1,638
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 1.7%
FINANCE-INVESTMENT BANKER/BROKER -- 0.6%
Schwab (Charles)                        5,200             500
                                                   ----------
                                                          500
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.1%
Newcourt Credit Group                  35,200             952
                                                   ----------
                                                          952
                                                   ----------
TOTAL FINANCIAL (COST $1,608)                           1,452
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 10.9%
HEALTH CARE COST CONTAINMENT -- 1.8%
Medquist*                              51,700           1,551
                                                   ----------
                                                        1,551
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.1%
Guidant                                30,600           1,851
                                                   ----------
                                                        1,851
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.4%
Amgen*                                 15,800           1,183
                                                   ----------
                                                        1,183
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.6%
Medimmune*                             18,200           1,077
Pfizer                                  8,700           1,207
                                                   ----------
                                                        2,284
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.2%
Watson Pharmaceuticals*                24,300           1,072
                                                   ----------
                                                        1,072
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 1.8%
Cardinal Health                        23,100           1,525
                                                   ----------
                                                        1,525
                                                   ----------
TOTAL HEALTH CARE (COST $7,789)                         9,466
                                                   ----------
--------------------------------------------------------------------------------

51  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG CORE GROWTH FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.7%
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.0%
Corning                                30,400   $       1,824
Danaher                                14,300             747
                                                   ----------
                                                        2,571
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.3%
Jabil Circuit*                         28,300           1,146
                                                   ----------
                                                        1,146
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Teradyne*                              25,200           1,375
                                                   ----------
                                                        1,375
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.4%
L-3 Communications*                    27,100           1,253
                                                   ----------
                                                        1,253
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 3.3%
Uniphase*                              25,000           2,878
                                                   ----------
                                                        2,878
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 2.1%
Applied Materials*                     15,500             956
Motivepower Industries*                33,300             837
                                                   ----------
                                                        1,793
                                                   ----------

TOTAL INDUSTRIAL (COST $9,062)                         11,016
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 9.0%
ADVERTISING SALES -- 2.4%
Outdoor Systems*                       68,000           2,040
                                                   ----------
                                                        2,040
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.7%
Abacus Direct*                         16,100           1,320
Quintiles Transnational*               26,600           1,004
                                                   ----------
                                                        2,324
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.7%
United Rentals*                        52,400           1,494
                                                   ----------
                                                        1,494
--------------------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 2.2%
MCI Worldcom*                          21,700           1,922
                                                   ----------
                                                        1,922
                                                   ----------
TOTAL SERVICES (COST $6,043)                            7,780
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 36.9%
CIRCUITS -- 2.5%
Celestica*                             22,000             714
Linear Technology                      28,500           1,461
                                                   ----------
                                                        2,175
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.3%
Verisign*                               7,400   $       1,140
                                                   ----------
                                                        1,140
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.8%
Macromedia*                            23,900           1,083
Microsoft*                             15,200           1,362
                                                   ----------
                                                        2,445
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.6%
EMC*                                   18,000           2,299
Veritas Software*                      21,200           1,712
                                                   ----------
                                                        4,011
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 7.1%
Intel                                   7,700             915
Kla-Tencor*                            16,300             792
PMC Sierra*                             7,100             505
SDL*                                    7,000             635
Transwitch*                            21,500             973
Xilinx*                                56,800           2,304
                                                   ----------
                                                        6,124
--------------------------------------------------------------------------------
FIBER OPTICS -- 0.6%
E-Tek Dynamics*                        13,700             491
                                                   ----------
                                                          491
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 6.0%
America Online*                        21,000           3,066
PSINet*                                50,100           2,132
                                                   ----------
                                                        5,198
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.3%
Cisco Systems*                         26,200           2,871
                                                   ----------
                                                        2,871
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.9%
Amdocs Limited*                        79,200           1,713
Global Crossing Limited*               54,600           2,525
                                                   ----------
                                                        4,238
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
Aware*                                 14,600             686
Geotel Communications*                 20,200             927
                                                   ----------
                                                        1,613
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.9%
American Tower Systems*                47,200           1,157
Powerwave Technologies*                15,900             451
                                                   ----------
                                                        1,608
                                                   ----------
TOTAL TECHNOLOGY (COST $18,947)                        31,914
                                                   ----------
TOTAL COMMON STOCK (COST $61,479)                      85,814
                                                   ----------
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED] 52

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                        ------------------------
                                                            As of March 31, 1999

PBHG CORE GROWTH FUND
                                        Face           Market
Description                         Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $2,090,603 (collateralized
   by U.S. Government Obligations: total market
   value $2,132,127) (A)               $2,091   $       2,091
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $2,091)                2,091
                                                   ----------
TOTAL INVESTMENTS-- 101.6% (COST $63,570)              87,905
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.6%)

OTHER ASSETS AND LIABILITIES, NET                      (1,420)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 6,151,225
   outstanding shares of common stock                 101,078
Undistributed net investment income                         3
Accumulated net realized loss on investments          (38,931)
Net unrealized appreciation on investments             24,335
                                                   ----------
TOTAL NET ASSETS-- 100.0%                         $    86,485
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $14.06
                                                   ----------
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

53  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG LIMITED FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 88.3%
CONSUMER CYCLICAL -- 14.5%
AUDIO/VIDEO PRODUCTS -- 0.9%
Polycom*                               54,700   $       1,026
                                                   ----------
                                                        1,026
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.6%
Scansource*                            95,600           1,709
                                                   ----------
                                                        1,709
--------------------------------------------------------------------------------
RADIO -- 1.7%
Citadel Communications*                55,700           1,852
                                                   ----------
                                                        1,852
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.9%
Chico's Fas*                            7,400             159
Children's Place*                      29,300             789
                                                   ----------
                                                          948
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.5%
Delia's*                               18,800             592
                                                   ----------
                                                          592
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.2%
Electronics Boutique*                  89,900           1,247
                                                   ----------
                                                        1,247
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 2.1%
DM Management*                        142,700           2,230
                                                   ----------
                                                        2,230
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 0.4%
School Specialty*                      23,400             458
                                                   ----------
                                                          458
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.2%
Dave and Buster's*                     68,000           1,394
PJ America*                            89,900           2,068
Rare Hospitality International*        59,300             815
Taco Cabana, Cl A*                    154,300           1,360
                                                   ----------
                                                        5,637
                                                   ----------

TOTAL CONSUMER CYCLICAL (COST $13,417)                 15,699
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.7%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.6%
Fossil*                                57,900           1,726
                                                   ----------
                                                        1,726
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 1.1%
Horizon Organic Holding*               82,900           1,223
                                                   ----------
                                                        1,223
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.0%
Wild Oats Markets*                     38,300   $       1,039
                                                   ----------
                                                        1,039
                                                   ----------

TOTAL CONSUMER NON-CYCLICAL (COST $3,674)               3,988
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.9%
HEALTH CARE COST CONTAINMENT -- 1.1%
Hooper Holmes                          72,600           1,134
                                                   ----------
                                                        1,134
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.1%
Sunquest Information Systems*           9,600             113
                                                   ----------
                                                          113
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.3%
Impath*                                12,000             294
                                                   ----------
                                                          294
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 1.9%
Laser Vision Centers*                  36,500           1,391
Summit Technology*                     57,900             637
                                                   ----------
                                                        2,028
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
Molecular Devices*                     37,100           1,002
                                                   ----------
                                                        1,002
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.1%
Medco Research*                        88,000           2,288
Medicis Pharmaceutical, Cl A*          35,025           1,051
                                                   ----------
                                                        3,339
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.7%
American Dental Partners*             102,000             803
                                                   ----------
                                                          803
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.8%
Resmed*                                68,800           1,944
                                                   ----------
                                                        1,944
                                                   ----------
TOTAL HEALTH CARE (COST $6,879)                        10,657
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.5%
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.9%
Brooks Automation*                     44,100             987
                                                   ----------
                                                          987
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
Surmodics*                             24,400             341
                                                   ----------
                                                          341
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.2%
Waste Connections*                     55,300           1,320
                                                   ----------
                                                        1,320
                                                   ----------

TOTAL INDUSTRIAL (COST $2,278)                          2,648
                                                   ----------
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED] 54

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG LIMITED FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 14.7%
COMMERCIAL SERVICES -- 1.9%
Cunningham Graphics International*     31,100  $          408
Market Facts*                          77,700           1,710
                                                   ----------
                                                        2,118
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 10.8%
4Front Technologies*                  116,400           1,229
Brightstar Information Technology
   Group*                              89,600             347
Factset Research Systems               57,950           2,506
International Integration*             77,300           2,474
Mecon*+                               330,300           2,312
Tier Technologies, Cl B*              174,000           1,512
Whittman-Hart*                         58,700           1,262
                                                   ----------
                                                       11,642
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.9%
Forrester Research*                    33,100           1,005
                                                   ----------
                                                        1,005
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.1%
Hall Kinion & Associates*             117,200             733
RCM Technologies*                      39,100             430
                                                   ----------
                                                        1,163
                                                   ----------

TOTAL SERVICES (COST $14,123)                          15,928
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 43.0%
APPLICATIONS SOFTWARE -- 7.7%
Ardent Software*                       27,200             437
Clarify*                              100,500           2,682
Exchange Applications*                 32,600             819
Genesys Telecommunications
   Laboratories*                       50,400             759
Great Plains Software*                 43,700           1,691
Made2manage Systems*                   35,300             309
New Era of Networks*                   23,800           1,612
                                                   ----------
                                                        8,309
--------------------------------------------------------------------------------
CIRCUITS -- 3.2%
Genesis Microchip*                     65,100           1,546
Power Integration*                     60,800           1,931
                                                   ----------
                                                        3,477
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.2%
AVT*                                   98,300           2,347
                                                   ----------
                                                        2,347
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 0.3%
Engineering Animation*                  7,500             316
                                                   ----------
                                                          316
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 17.3%
Actuate Software*                      79,100   $       2,610
Advent Software*                       61,300           3,065
Bindview Development*                 103,200           3,212
Brio Technology*                       12,000             254
Business Objects ADR*                  69,300           2,057
Excalibur Technologies*                52,600             687
Micromuse*                             79,500           3,657
Pervasive Software*                    67,200           1,201
Quadramed*                             70,400             537
Verity*                                41,000           1,374
                                                   ----------
                                                       18,654
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.7%
Brooktrout Technology*                 72,200             758
                                                   ----------
                                                          758
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.2%
Cybex Computer Products*               11,825             212
                                                   ----------
                                                          212
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.8%
Catalyst International*               117,100           1,215
Fundtech Limited*                      38,200           1,151
TSI International Software Limited*    34,200           1,669
                                                   ----------
                                                        4,035
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 2.6%
Act Manufacturing*                     30,900             512
Transwitch*                            51,100           2,312
                                                   ----------
                                                        2,824
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.0%
MMC Networks*                          69,900           1,118
                                                   ----------
                                                        1,118
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.2%
Geotel Communications*                 52,300           2,399
                                                   ----------
                                                        2,399
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.8%
Microwave Power Devices*               49,100             393
Proxim*                                55,100           1,584
                                                   ----------
                                                        1,977
                                                   ----------

TOTAL TECHNOLOGY (COST $30,423)                        46,426
                                                   ----------

TOTAL COMMON STOCK (COST $70,794)                      95,346
                                                   ----------
--------------------------------------------------------------------------------

55  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG LIMITED FUND
                                    Face               Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.1%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $13,084,481 (collateralized
   by U.S. Government Obligations: total
   market value $13,344,362) (A)      $13,083   $      13,083
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $13,083)              13,083
                                                   ----------
TOTAL INVESTMENTS-- 100.4% (COST $83,877)             108,429
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.4%)
Payable for securities purchased                       (1,528)
Receivable for securities sold                          1,468
Other assets and liabilities                             (358)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (418)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 9,038,936
   outstanding shares of common stock                  75,504
Accumulated net investment loss                            (3)
Accumulated net realized gains on investments           7,958
Net unrealized appreciation on investments             24,552
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  108,011
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $11.95
                                                   ----------

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class
+ -- Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of March 31, 1999 was $2,312,100.

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 56

THE PBHG FUNDS, INC.

                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG LARGE CAP 20 FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.0%
CONSUMER CYCLICAL -- 22.6%
BROADCAST SERVICE/PROGRAMMING -- 7.4%
Clear Channel Communications*         483,900    $     32,452
Fox Entertainment Group*              439,200          11,913
                                                   ----------
                                                       44,365
--------------------------------------------------------------------------------
CRUISE LINES -- 4.9%
Carnival                              607,200          29,487
                                                   ----------
                                                       29,487
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 5.3%
Home Depot                            511,000          31,810
                                                   ----------
                                                       31,810
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 5.0%
Staples*                              924,150          30,381
                                                   ----------
                                                       30,381
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $97,304)                136,043
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.0%
MEDICAL INSTRUMENTS -- 5.9%
Guidant                               589,400          35,659
                                                   ----------
                                                       35,659
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 3.9%
Pfizer                                168,200          23,338
                                                   ----------
                                                       23,338
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 5.2%
Cardinal Health                       473,750          31,267
                                                   ----------
                                                       31,267
                                                   ----------
TOTAL HEALTH CARE (COST $71,442)                       90,264
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.9%
MACHINERY-GENERAL INDUSTRIAL -- 3.9%
Applied Materials*                    383,200          23,639
                                                   ----------
                                                       23,639
                                                   ----------
TOTAL INDUSTRIAL (COST $25,525)                        23,639
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.3%
COMMERCIAL SERVICES -- 3.9%
Quintiles Transnational*              629,200          23,752
                                                   ----------
                                                       23,752
--------------------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 6.4%
MCI Worldcom*                         439,100          38,888
                                                   ----------
                                                       38,888
                                                   ----------
TOTAL SERVICES (COST $48,179)                          62,640
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 40.2%
COMPUTER SOFTWARE -- 7.3%
Compuware*                            684,300    $     16,338
Microsoft*                            306,600          27,479
                                                   ----------
                                                       43,817
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 7.7%
EMC*                                  363,900          46,488
                                                   ----------
                                                       46,488
--------------------------------------------------------------------------------
COMPUTERS-MICRO -- 1.0%
Dell Computer*                        151,000           6,172
                                                   ----------
                                                        6,172
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.5%
Intel                                 177,100          21,053
                                                   ----------
                                                       21,053
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 10.3%
America Online*                       423,200          61,787
                                                   ----------
                                                       61,787
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.4%
Cisco Systems*                        351,375          38,498
                                                   ----------
                                                       38,498
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.0%
Frontier                              235,800          12,232
Global Crossing Limited*              262,300          12,131
                                                   ----------
                                                       24,363
                                                   ----------
TOTAL TECHNOLOGY (COST $115,263)                      242,178
                                                   ----------
TOTAL COMMON STOCK (COST $357,713)                    554,764
                                                   ----------
--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY -- 3.5%
FINANCIAL -- 3.5%
INVESTMENT COMPANY -- 3.5%
S&P 500 Depository Receipt            163,500          20,979
                                                   ----------
                                                       20,979
                                                   ----------
TOTAL FINANCIAL (COST $21,279)                         20,979
                                                   ----------
TOTAL REGISTERED INVESTMENT COMPANY (COST $21,279)     20,979
                                                   ----------
--------------------------------------------------------------------------------

57  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG LARGE CAP 20 FUND
                                    Face                Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.1%
Greenwich Agency
   4.91%, dated 03/31/99,
   matures 04/01/99, repurchase price
   $15,207,938 (collateralized by U.S.
   Government Obligations: total market
   value $15,512,657) (A)             $15,206     $    15,206
J.p. Morgan Mortgage
   4.91%, dated 03/31/99,
   matures 04/01/99, repurchase price
   $17,411,337 (collateralized by U.S.
   Government Obligations: total market
   value $17,769,721) (A)              17,409          17,409
Morgan Stanley
   4.91%, dated 03/31/99,
   matures 04/01/99, repurchase price
   $16,468,845 (collateralized by U.S.
   Government Obligations: total market
   value $16,866,467) (A)              16,467          16,467
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $49,082)             49,082
                                                   ----------
TOTAL INVESTMENTS-- 103.6% (COST $428,074)            624,825
                                                   ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (3.6%)
Payable for securities purchased                      (24,092)
Other assets and liabilities                            2,344
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET               (21,748)
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 25,026,897
   outstanding shares of common stock                 376,251
Accumulated net investment loss                            (2)
Accumulated net realized gain on investments           30,077
Net unrealized appreciation on investments            196,751
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $  603,077
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $24.10
                                                   ----------

* Non-income producing security
(A) -- Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

 [PILLAR LOGO OMITTED]  58

THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS
                                                        ------------------------
                                                            As of March 31, 1999
PBHG NEW OPPORTUNITIES FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
CONSUMER CYCLICAL -- 4.2%
AUDIO/VIDEO PRODUCTS -- 2.3%
Gemstar International Group*            5,100   $         384
                                                   ----------
                                                          384
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.9%
School Specialty*                      16,300             319
                                                   ----------
                                                          319
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $634)                       703
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.1%
MEDICAL LASER SYSTEMS -- 4.0%
Summit Technology*                     28,200             310
Visx*                                   3,400             366
                                                   ----------
                                                          676
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
King Pharmaceuticals*                  12,100             336
                                                   ----------
                                                          336
--------------------------------------------------------------------------------
THERAPEUTICS -- 2.1%
Biomatrix*                              4,400             343
                                                   ----------
                                                          343
                                                   ----------
TOTAL HEALTH CARE (COST $1,052)                         1,355
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 3.7%
CONSULTING SERVICES -- 1.9%
USWeb*                                  7,600             313
                                                   ----------
                                                          313
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.8%
M.D.C. Communications*                 34,100             307
                                                   ----------
                                                          307
                                                   ----------
TOTAL SERVICES (COST $527)                                620
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 83.0%
APPLICATIONS SOFTWARE -- 13.2%
Citrix Systems*                         9,200             351
Exchange Applications*                 16,100             405
I2 Technologies*                       13,100             348
Ixos Software ADR*                      6,500             328
New Era of Networks*                    5,800             393
Peregrine Systems*                     11,600             390
                                                   ----------
                                                        2,215
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.9%
Engineering Animation*                  7,600             320
                                                   ----------
                                                          320
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 10.1%
Bindview Development*                  14,000   $         436
Excalibur Technologies*                14,200             186
Mercury Interactive*                    9,800             349
Micromuse*                              8,700             400
Microstrategy*                         16,700             321
                                                   ----------
                                                        1,692
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.9%
Fundtech Limited*                      10,800             325
TSI International Software Limited*     6,800             332
                                                   ----------
                                                          657
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.8%
CBT Group ADR*                         25,900             296
                                                   ----------
                                                          296
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 14.4%
ARM Holdings ADR*                       2,600             345
Broadcom*                               5,200             320
Hi/Fn*                                  8,800             330
Mips Technologies*                      5,200             317
PMC Sierra*                             5,000             356
SDL*                                    4,300             390
Transwitch*                             7,900             358
                                                   ----------
                                                        2,416
--------------------------------------------------------------------------------
FIBER OPTICS -- 2.2%
E-Tek Dynamics*                        10,000             359
                                                   ----------
                                                          359
--------------------------------------------------------------------------------
INTERNET CONTENT -- 8.8%
Critical Path*                          5,000             385
Go2net*                                 2,500             332
Infospace.com*                          4,500             399
Network Solutions, Cl A*                3,400             359
                                                   ----------
                                                        1,475
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 5.8%
Broadvision*                            5,500             329
Mindspring Enterprises*                 3,500             301
PSINet*                                 7,800             332
                                                   ----------
                                                          962
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 4.0%
Concur Technologies                     8,100             366
Open Text*                              6,000             189
Talx*                                  16,500             107
                                                   ----------
                                                          662
--------------------------------------------------------------------------------


59  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG NEW OPPORTUNITIES FUND
                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 7.2%
Fore Systems*                          18,000      $      340
FVC.com*                               15,000             191
International Network Services*         5,300             371
Visual Networks*                        8,300             310
                                                   ----------
                                                        1,212
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 7.5%
Aware*                                  7,400             348
Excel Switching*                       14,800             311
Geotel Communications*                  7,600             348
Orckit Communications Limited*         12,200             254
                                                   ----------
                                                        1,261
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.2%
RF Micro Devices*                       3,800             364
                                                   ----------
                                                          364
                                                   ----------
TOTAL TECHNOLOGY (COST $11,019)                        13,891
                                                   ----------
TOTAL COMMON STOCK (COST $13,232)                      16,569
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
Morgan Stanley
   4.50%, dated 03/31/99, matures 04/01/99,
   repurchase price $746,313 (collateralized
   by U.S. Treasury Instruments: total market
   value $764,877) (A)                   $746             746
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $746)                    746
                                                   ----------
TOTAL INVESTMENTS-- 103.4% (COST $13,978)           $  17,315
                                                   ----------

Percentages indicated are based on net assets of $16,741,723.
* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depository Receipt
Cl -- Class

 [PILLAR LOGO OMITTED]  60

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG LARGE CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
BASIC MATERIALS -- 0.4%
FORESTRY -- 0.4%
Weyerhaeuser                            3,200   $         178
                                                   ----------
                                                          178
                                                   ----------
TOTAL BASIC MATERIALS (COST $191)                         178
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 23.4%
APPLIANCES -- 0.7%
Maytag                                  5,200             314
                                                   ----------
                                                          314
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 2.4%
Federal-Mogul                          25,000           1,075
                                                   ----------
                                                        1,075
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 6.0%
Ford Motor Company                     37,000           2,100
General Motors                          6,600             573
                                                   ----------
                                                        2,673
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.5%
Centex                                 20,500             684
                                                   ----------
                                                          684
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.5%
Gannett                                10,600             668
Time Warner                             6,200             440
                                                   ----------
                                                        1,108
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.2%
Knight-Ridder                          11,000             550
                                                   ----------
                                                          550
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.4%
TJX Companies                           4,800             163
                                                   ----------
                                                          163
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 4.5%
May Department Stores                  51,700           2,023
                                                   ----------
                                                        2,023
--------------------------------------------------------------------------------
TOYS -- 2.8%
Hasbro                                 43,800           1,267
                                                   ----------
                                                        1,267
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.4%
Sabre Group Holdings*                  13,700             622
                                                   ----------
                                                          622
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $10,314)                 10,479
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.8%
BREWERY -- 1.0%
Anheuser-Busch                          5,600             426
                                                   ----------
                                                          426
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.9%
Kimberly-Clark                          8,700   $         417
                                                   ----------
                                                          417
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.6%
General Mills                           2,900             219
Heinz (H J)                             5,200             246
Quaker Oats                             2,600             163
Sara Lee                                4,400             109
                                                   ----------
                                                          737
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.4%
Kroger*                                10,800             647
                                                   ----------
                                                          647
--------------------------------------------------------------------------------
SOAP & CLEANING PREPARATION -- 1.9%
Clorox                                  7,200             844
                                                   ----------
                                                          844
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $3,065)               3,071
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 3.7%
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.1%
Vastar Resources                       19,600             936
                                                   ----------
                                                          936
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 0.3%
Imperial Oil Limited                    8,500             163
                                                   ----------
                                                          163
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.3%
Tidewater                              22,500             582
                                                   ----------
                                                          582
                                                   ----------
TOTAL ENERGY (COST $1,530)                              1,681
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 21.8%
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
Citigroup                               9,200             588
                                                   ----------
                                                          588
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
Merrill Lynch                           5,100             451
Paine Webber Group                      4,200             167
                                                   ----------
                                                          618
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.5%
Fannie Mae                              2,100             145
Federal Home Loan Mortgage Company     25,200           1,440
                                                   ----------
                                                        1,585
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.0%
Ambac Financial Group                  16,900             913
                                                   ----------
                                                          913
--------------------------------------------------------------------------------

61  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG LARGE CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE-- 2.3%
Affiliated Managers Group*             13,000   $         338
T. Rowe Price & Associates             20,100             691
                                                   ----------
                                                        1,029
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 5.0%
Hartford Life, Cl A                    40,400           2,222
                                                   ----------
                                                        2,222
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 1.9%
Chase Manhattan                        10,600             862
                                                   ----------
                                                          862
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.1%
American International Group            2,300             277
Hartford Financial Services             3,800             216
                                                   ----------
                                                          493
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.3%
Fleet Financial Group                  11,000             414
Huntington Bancshares                  10,300             319
Mellon Bank                             3,600             253
PNC Bank                                6,100             339
Wells Fargo                             5,100             179
                                                   ----------
                                                        1,504
                                                   ----------

TOTAL FINANCIAL (COST $9,305)                           9,814
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 3.1%
MEDICAL-DRUGS -- 0.3%
Schering-Plough                         2,100             116
                                                   ----------
                                                          116
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.7%
Humana*                                44,200             762
                                                   ----------
                                                          762
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 1.1%
Bergen Brunswig                        24,700             494
                                                   ----------
                                                          494
                                                   ----------
TOTAL HEALTH CARE (COST $1,469)                         1,372
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.4%
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS-- 1.5%
Owens Corning                           6,800             216
Vulcan Materials                       10,900             450
                                                   ----------
                                                          666
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.4%
Tyco International Limited             21,600           1,550
                                                   ----------
                                                        1,550
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.5%
Teradyne*                              12,400             677
                                                   ----------
                                                          677
                                                   ----------
TOTAL INDUSTRIAL (COST $2,832)                          2,893
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
SERVICES -- 2.8%
COMMERCIAL SERVICE-FINANCE -- 0.6%
Block (H&R)                             5,000   $         237
                                                   ----------
                                                          237
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.8%
SunGard Data Systems*                   9,100             364
                                                   ----------
                                                          364
--------------------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 1.4%
MCI Worldcom*                           7,200             638
                                                   ----------
                                                          638
                                                   ----------
TOTAL SERVICES (COST $985)                              1,239
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.4%
CIRCUITS -- 0.6%
Linear Technology                       4,900             251
                                                   ----------
                                                          251
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.5%
Adobe Systems                          15,500             880
Computer Associates International      15,200             541
Microsoft*                              6,800             609
                                                   ----------
                                                        2,030
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS 0.2%
NCR*                                    2,100             105
                                                   ----------
                                                          105
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.0%
Seagate Technology*                    30,200             893
                                                   ----------
                                                          893
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.9%
Intel                                   6,000             713
Motorola                                5,700             418
Texas Instruments                       3,600             357
Xilinx*                                 6,900             280
                                                   ----------
                                                        1,768
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 0.5%
Novell*                                 8,000             201
                                                   ----------
                                                          201
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.9%
Lexmark International Group, Cl A*      3,400             380
                                                   ----------
                                                          380
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
Lucent Technologies                     1,500             162
Tellabs*                                2,200             215
                                                   ----------
                                                          377
                                                   ----------
TOTAL TECHNOLOGY (COST $4,900)                          6,005
                                                   ----------
--------------------------------------------------------------------------------

 [PILLAR LOGO OMITTED]  62

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG LARGE CAP VALUE FUND
                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
TRANSPORTATION-RAIL -- 2.2%
Union Pacific                          18,100   $         967
                                                   ----------
                                                          967
                                                   ----------
TOTAL TRANSPORTATION (COST $911)                          967
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 8.3%
ELECTRIC-INTEGRATED -- 2.5%
Florida Progress                       30,200           1,140
                                                   ----------
                                                        1,140
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.5%
AGL Resources                          13,400             235
                                                   ----------
                                                          235
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.0%
Ameritech                               1,400              81
Century Telephone Enterprise            7,400             520
SBC Communications                      5,900             278
                                                   ----------
                                                          879
--------------------------------------------------------------------------------
TELEPHONE-LOCAL -- 2.3%
Bellsouth                              14,700             589
US West                                 8,300             457
                                                   ----------
                                                        1,046
--------------------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 1.0%
AT&T                                    5,600             447
                                                   ----------
                                                          447
                                                   ----------
TOTAL UTILITIES (COST $3,667)                           3,747
                                                   ----------
TOTAL COMMON STOCK (COST $39,169)                      41,446
                                                   ----------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.3%
BASIC MATERIALS -- 1.3%
GOLD MINING -- 1.3%
Placer Dome 8.625%                     25,200             586
                                                   ----------
                                                          586
                                                   ----------
TOTAL BASIC MATERIALS (COST $650)                         586
                                                   ----------
TOTAL PREFERRED STOCK (COST $650)                         586
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
J.p. Morgan Mortgage
   4.95%, dated 03/31/99, matures
   04/01/99, repurchase price $1,678,571
   (collateralized by U.S. Government
   Obligations: total market
   value $1,711,911) (A)               $1,678        $  1,678
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $1,678)                1,678
                                                   ----------
TOTAL INVESTMENTS--  97.3% (COST $41,497)             $43,710
                                                   ----------
Percentages indicated are based on net assets of $44,922,199.
*Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

63  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 91.8%
BASIC MATERIALS -- 0.7%
FORESTRY -- 0.7%
Weyerhaeuser                            6,600  $          366
                                                   ----------
                                                          366
                                                   ----------
TOTAL BASIC MATERIALS (COST $394)                         366
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.8%
APPLIANCES -- 1.0%
Maytag                                 10,000             604
                                                   ----------
                                                          604
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.0%
Acclaim Entertainment*                 64,000             572
                                                   ----------
                                                          572
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Extended Stay America*                 26,400             269
                                                   ----------
                                                          269
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 2.6%
Knight-Ridder                          29,700           1,485
                                                   ----------
                                                        1,485
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.4%
Best Buy*                               4,400             229
                                                   ----------
                                                          229
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.8%
Pier 1 Imports                        125,000           1,016
                                                   ----------
                                                        1,016
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 4.8%
May Department Stores                  69,850           2,733
                                                   ----------
                                                        2,733
--------------------------------------------------------------------------------
RUBBER-TIRES -- 0.5%
Cooper Tire and Rubber                 14,200             261
                                                   ----------
                                                          261
--------------------------------------------------------------------------------
TOYS -- 2.4%
Hasbro                                 47,500           1,374
                                                   ----------
                                                        1,374
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.8%
Sabre Group Holdings*                  22,300           1,012
                                                   ----------
                                                        1,012
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $8,878)                   9,555
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.8%
FOOD-MEAT PRODUCTS -- 0.4%
IBP                                    10,200             190
                                                   ----------
                                                          190
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.5%
Aurora Foods*                          18,200  $          298
                                                   ----------
                                                          298
--------------------------------------------------------------------------------
FOOD-RETAIL -- 1.9%
American Stores                        33,400           1,102
                                                   ----------
                                                        1,102
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,682)               1,590
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 7.0%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.6%
Devon Energy                           25,600             706
Vastar Resources                       16,200             773
                                                   ----------
                                                        1,479
--------------------------------------------------------------------------------
OIL COMPANY-INTEGRATED -- 0.8%
Imperial Oil Limited                   24,700             472
                                                   ----------
                                                          472
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.0%
Input/Output*                          85,200             538
                                                   ----------
                                                          538
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.6%
Tidewater                              58,200           1,506
                                                   ----------
                                                        1,506
                                                   ----------
TOTAL ENERGY (COST $3,807)                              3,995
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 17.3%
COMMERCIAL BANKS-CENTRAL US -- 0.5%
Marshall & Ilsley                       5,000             277
                                                   ----------
                                                          277
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.3%
UST                                     8,800             192
                                                   ----------
                                                          192
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 2.8%
CCB Financial                          13,900             751
First Virginia Banks                    6,600             302
Hibernia, Cl A                         40,500             532
                                                   ----------
                                                        1,585
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.5%
Pacific Century Financial              14,200             296
                                                   ----------
                                                          296
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.6%
Ambac Financial Group                  18,100             978
Financial Security Assurance            9,700             481
                                                   ----------
                                                        1,459
--------------------------------------------------------------------------------
INSURANCE BROKERS-  0.7%
Marsh & McLennan                        5,400             401
                                                   ----------
                                                          401
--------------------------------------------------------------------------------

 [PILLAR LOGO OMITTED]  64

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE-- 4.0%
Affiliated Managers Group*             26,600  $          692
T. Rowe Price & Associates             28,000             962
Waddell & Reed Financial, Cl A         30,500             625
                                                   ----------
                                                        2,279
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 4.0%
Hartford Life, Cl A                    41,100           2,261
                                                   ----------
                                                        2,261
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.9%
Fleet Financial Group                  14,800             557
Mellon Bank                             2,300             162
PNC Bank                                6,700             372
                                                   ----------
                                                        1,091
                                                   ----------
TOTAL FINANCIAL (COST $9,982)                           9,841
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 9.2%
DISPOSABLE MEDICAL PRODUCTS -- 1.2%
Bard (C.R.)                            14,200             717
                                                   ----------
                                                          717
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Biovail International*                 19,200             739
Dura Pharmaceuticals*                  19,200             271
                                                   ----------
                                                        1,010
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.5%
Humana*                                51,600             890
Trigon Healthcare*                     16,000             548
                                                   ----------
                                                        1,438
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 3.1%
Bergen Brunswig                        57,900           1,158
Syncor*                                21,500             599
                                                   ----------
                                                        1,757
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.6%
Veterinary Centers of America*         24,000             339
                                                   ----------
                                                          339
                                                   ----------
TOTAL HEALTH CARE (COST $5,510)                         5,261
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.4%
AEROSPACE/DEFENSE -- 0.7%
Cordant Technologies                   10,100             402
                                                   ----------
                                                          402
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS-- 0.6%
Owens Corning                           5,200             166
Vulcan Materials                        4,800             198
                                                   ----------
                                                          364
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.6%
Ball                                    6,700             314
                                                   ----------
                                                          314
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.0%
National Services Industry             14,200  $          484
Tyco International Limited              4,500             323
Varian Associates                      23,200             899
                                                   ----------
                                                        1,706
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.5%
Teradyne*                              26,400           1,440
                                                   ----------
                                                        1,440
                                                   ----------
TOTAL INDUSTRIAL (COST $4,176)                          4,226
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 5.4%
COMPUTER SERVICES -- 2.2%
Complete Business Solutions*           24,000             471
SunGard Data Systems*                  19,100             764
                                                   ----------
                                                        1,235
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.2%
Advo*                                  34,900             674
                                                   ----------
                                                          674
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.0%
Interim Services*                      17,200             258
Modis Professional Services*           88,800             805
Romac International*                   10,100              86
                                                   ----------
                                                        1,149
                                                   ----------
TOTAL SERVICES (COST $3,136)                            3,058
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.3%
CIRCUITS -- 1.6%
Analog Devices*                        18,300             545
Linear Technology                       7,500             384
                                                   ----------
                                                          929
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.7%
Adobe Systems                          27,300           1,549
                                                   ----------
                                                        1,549
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
NCR*                                    3,000             150
                                                   ----------
                                                          150
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.7%
Seagate Technology*                    52,700           1,558
                                                   ----------
                                                        1,558
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.6%
Informix *                             46,000             339
                                                   ----------
                                                          339
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.1%
Altera*                                10,400             619
Lattice Semiconductor*                  6,000             273
Texas Instruments                       4,200             417
Xilinx*                                25,300           1,026
                                                   ----------
                                                        2,335
--------------------------------------------------------------------------------

65  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG MID-CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 0.7%
Novell*                                16,000  $          403
                                                   ----------
                                                          403
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 1.2%
Lexmark International Group, Cl A*      4,900             548
Splash Technology Holdings*            24,000             145
                                                   ----------
                                                          693
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
Tellabs*                                2,000             196
                                                   ----------
                                                          196
                                                   ----------
TOTAL TECHNOLOGY (COST $6,800)                          8,152
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
AIRLINES -- 0.6%
Midway Airlines*                       31,100             366
                                                   ----------
                                                          366
--------------------------------------------------------------------------------
TRANSPORTATION-RAIL -- 2.2%
Union Pacific                          23,100           1,234
                                                   ----------
                                                        1,234
                                                   ----------
TOTAL TRANSPORTATION (COST $1,698)                      1,600
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 8.1%
ELECTRIC-INTEGRATED -- 4.4%
Conectiv, Cl A                            312              11
DTE Energy                              9,600             369
Florida Progress                       46,800           1,767
Puget Sound Energy                     14,200             327
                                                   ----------
                                                        2,474
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES -- 0.5%
Midamerican Energy Holdings*           11,000             308
                                                   ----------
                                                          308
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 2.5%
AGL Resources                          82,000           1,440
                                                   ----------
                                                        1,440
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.7%
Century Telephone Enterprise            5,900             415
                                                   ----------
                                                          415
                                                   ----------
TOTAL UTILITIES (COST $5,064)                           4,637
                                                   ----------
TOTAL COMMON STOCK (COST $51,127)                      52,281
                                                   ----------
--------------------------------------------------------------------------------

                                    Face               Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.6%
J.P. Morgan Agency
   4.87%, dated 03/31/99, matures
   04/01/99, repurchase price $6,043,207
   (collateralized by U.S. Government
   Obligations: total market
   value $6,172,437) (A)               $6,042     $     6,042
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $6,042)                6,042
                                                   ----------
TOTAL INVESTMENTS-- 102.4% (COST $57,169)         $    58,323
                                                   ----------

Percentages indicated are based on net assets of $56,981,273.
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

 [PILLAR LOGO OMITTED]  66

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
BASIC MATERIALS -- 2.5%
METAL-ALUMINUM -- 0.9%
Commonwealth Industries                67,700   $         609
                                                   ----------
                                                          609
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.5%
Wausau-Mosinee Paper                   22,500             315
                                                   ----------
                                                          315
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 1.1%
AK Steel Holding                       34,400             776
                                                   ----------
                                                          776
                                                   ----------
TOTAL BASIC MATERIALS (COST $2,340)                     1,700
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 21.7%
APPAREL MANUFACTURERS -- 0.7%
Isaacs I.C. & Company*                108,000             135
Kellwood                               16,100             355
                                                   ----------
                                                          490
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 1.8%
Delco Remy International*             120,300           1,098
Meritor Automotive                      7,300             113
Tower Automotive*                       4,100              76
                                                   ----------
                                                        1,287
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.1%
Standard Motor Products                 3,100              64
                                                   ----------
                                                           64
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 2.5%
Beazer Homes Usa*                      23,000             483
Crossmann Communities*                 11,500             229
Horton (D.R.)                          41,900             702
M.D.C. Holdings                         4,900              70
Pulte                                  12,000             250
                                                   ----------
                                                        1,734
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.3%
Owens & Minor                          68,100             690
Scansource*                            47,600             851
Tristar Research*                       7,000              64
                                                   ----------
                                                        1,605
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.1%
Acclaim Entertainment*                 90,000             804
                                                   ----------
                                                          804
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.7%
Timberland, Cl A*                       7,800             492
                                                   ----------
                                                          492
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.4%
Dorel Industries, Cl B*                16,000             270
                                                   ----------
                                                          270
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.3%
Extended Stay America*                 87,700   $         894
                                                   ----------
                                                          894
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.5%
Merrill                                26,000             348
                                                   ----------
                                                          348
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 2.2%
Tweeter Home Entertainment Group*      47,600           1,535
                                                   ----------
                                                        1,535
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.7%
BJ's Wholesale Club*                   18,400             486
                                                   ----------
                                                          486
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.2%
Duane Reade*                            5,400             151
                                                   ----------
                                                          151
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.5%
Pier 1 Imports                        128,500           1,044
                                                   ----------
                                                        1,044
--------------------------------------------------------------------------------
RETAIL-MUSIC STORE -- 0.3%
Trans World Entertainment*             17,300             190
                                                   ----------
                                                          190
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.6%
Buffets*                              100,800             996
Rare Hospitality International*        11,000             151
                                                   ----------
                                                        1,147
--------------------------------------------------------------------------------
RUBBER-TIRES -- 0.7%
Bandag*                                17,100             481
                                                   ----------
                                                          481
--------------------------------------------------------------------------------
TEXTILE-HOME FURNISHINGS -- 2.3%
Mohawk Industries*                     52,900           1,587
                                                   ----------
                                                        1,587
--------------------------------------------------------------------------------
TEXTILE-PRODUCTS -- 0.8%
Dan River, Cl A*                       63,800             542
                                                   ----------
                                                          542
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $17,269)                 15,151
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.9%
FOOD-BAKING -- 1.1%
Earthgrains                            34,700             770
                                                   ----------
                                                          770
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.8%
Aurora Foods*                          15,000             245
Ralcorp Holdings*                      11,200             213
Universal Foods                        37,800             780
                                                   ----------
                                                        1,238
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $2,118)               2,008
                                                   ----------
--------------------------------------------------------------------------------

67  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
ENERGY -- 3.2%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.3%
Barrett Resources*                     14,400   $         361
Devon Energy                            3,500              96
Vintage Petroleum                      51,100             460
                                                   ----------
                                                          917
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.8%
Input/Output*                          84,400             533
                                                   ----------
                                                          533
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%
Core Laboratories N.V.*                45,200             794
                                                   ----------
                                                          794
                                                   ----------
TOTAL ENERGY (COST $2,350)                              2,244
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 25.6%
COMMERCIAL BANKS-EASTERN US -- 3.1%
Commercial Bank of New York            20,000             260
Hubco                                  11,200             376
UST                                    68,700           1,501
                                                   ----------
                                                        2,137
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.9%
Carolina First                          5,400             119
Trustmark                              26,600             523
                                                   ----------
                                                          642
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.8%
Bancwest                               11,000             467
Pacific Bank                           64,800           1,361
Pacific Century Financial              15,200             317
Westamerica Bancorporation             15,200             481
                                                   ----------
                                                        2,626
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 3.2%
Financial Security Assurance           44,400           2,203
                                                   ----------
                                                        2,203
--------------------------------------------------------------------------------
FINANCE - INVESTMENT BANKER/BROKER-- 2.9%
EVEREN Capital                         25,300             495
Legg Mason                             41,900           1,411
Raymond James Financial                 4,350              86
                                                   ----------
                                                        1,992
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.2%
Gallegher (Arthur J.)                   2,500             115
                                                   ----------
                                                          115
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICES-- 3.7%
Affiliated Managers Group*             49,600           1,290
Waddell & Reed Financial, Cl A         64,500           1,322
                                                   ----------
                                                        2,612
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.3%
ARM Financial Group, Cl A              16,200  $          242
                                                   ----------
                                                          242
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.6%
Stewart Information Services           12,700             426
                                                   ----------
                                                          426
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.9%
Berkshire Realty                       35,700             400
Essex Property Trust                    3,800              99
Pennsylvania Real Estate
   Investment Trust                     6,800             127
                                                   ----------
                                                          626
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.6%
Duke Realty Investments                19,200             413
National Golf Properties                1,700              37
                                                   ----------
                                                          450
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.2%
Mack-Cali Realty                       29,300             861
                                                   ----------
                                                          861
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 1.0%
CBL & Associates Properties            24,200             563
Taubman Centers                        13,300             163
                                                   ----------
                                                          726
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.7%
Glimcher Realty Trust                  32,800             472
                                                   ----------
                                                          472
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.5%
Roslyn Bancorp                         19,500             329
Staten Island Bancorp                  35,800             615
Webster Financial                      28,000             809
                                                   ----------
                                                        1,753
                                                   ----------
TOTAL FINANCIAL (COST $19,207)                         17,883
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.6%
HOSPITAL BEDS/EQUIPMENT -- 0.2%
Invacare                                6,600             160
                                                   ----------
                                                          160
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.2%
Biovail International*                  4,100             158
Dura Pharmaceuticals*                  31,000             438
King Pharmaceuticals*                  32,500             902
                                                   ----------
                                                        1,498
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.6%
Alpharma                               11,400             447
                                                   ----------
                                                          447
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED] 68

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.4%
Trigon Healthcare*                      7,500  $          257
                                                   ----------
                                                          257
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 3.6%
Amerisource Health*                    73,000           2,496
                                                   ----------
                                                        2,496
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.6%
Veterinary Centers of America*         31,200             441
                                                   ----------
                                                          441
                                                   ----------
TOTAL HEALTH CARE (COST $5,174)                         5,299
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 5.1%
AEROSPACE/DEFENSE -- 0.1%
Cordant Technologies                    1,800              71
                                                   ----------
                                                           71
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.2%
Dal-Tile International*                14,800             134
                                                   ----------
                                                          134
--------------------------------------------------------------------------------
BUILDING PRODUCT-CEMENT/AGGREGATE -- 0.6%
Southdown                               7,400             397
                                                   ----------
                                                          397
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.7%
Ball                                   10,200             479
                                                   ----------
                                                          479
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTOR -- 0.2%
Kent Electronics*                      16,000             159
                                                   ----------
                                                          159
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
Millipore                              10,700             258
                                                   ----------
                                                          258
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.0%
JLG Industries                         49,600             676
                                                   ----------
                                                          676
--------------------------------------------------------------------------------
MACHINERY-FARM -- 0.3%
Gehl*                                  14,300             211
                                                   ----------
                                                          211
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.6%
Mueller Industries*                    13,300             298
NN Ball and Roller                     28,000             159
                                                   ----------
                                                          457
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.0%
Aptargroup                                800              21
                                                   ----------
                                                           21
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TRANSPORTATION-EQUIPMENT & LEASING-- 1.0%
Greenbrier Companies                   76,700  $          729
                                                   ----------
                                                          729
                                                   ----------
TOTAL INDUSTRIAL (COST $4,385)                          3,592
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 4.3%
COMMERCIAL SERVICES -- 1.2%
Plexus*                                29,200             814
                                                   ----------
                                                          814
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.2%
4Front Technologies*                   13,600             143
                                                   ----------
                                                          143
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.4%
Advo*                                  15,000             290
                                                   ----------
                                                          290
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.5%
Modis Professional Services*           27,400             248
Personnel Group of America*           108,900             783
Romac International*                   88,200             750
                                                   ----------
                                                        1,781
                                                   ----------
TOTAL SERVICES (COST $3,172)                            3,028
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.7%
APPLICATIONS SOFTWARE -- 0.8%
Software AG Systems*                   16,300             136
Timberline Software                    31,666             360
Vantive*                                5,100              62
                                                   ----------
                                                          558
--------------------------------------------------------------------------------
CIRCUITS -- 1.4%
Hadco*                                 30,500             961
                                                   ----------
                                                          961
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.7%
Ansys*                                 73,200             503
                                                   ----------
                                                          503
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Brooktrout Technology*                 23,600             248
                                                   ----------
                                                          248
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.8%
Hutchinson Technology*                 21,800             542
                                                   ----------
                                                          542
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.5%
Diamond Multimedia Systems*            61,500             377
                                                   ----------
                                                          377
--------------------------------------------------------------------------------

69  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG SMALL CAP VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.4%
Documentum*                            66,600    $      1,153
Informix*                              59,000             435
Reynolds & Reynolds*                   63,700           1,210
Sterling Software*                      9,600             228
Sybase*                                97,700             776
                                                   ----------
                                                        3,802
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 1.8%
Actel*                                 19,500             320
Lattice Semiconductor*                  7,300             333
Novellus Systems*                       7,000             386
Zoran*                                 14,500             237
                                                   ----------
                                                        1,276
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.8%
Splash Technology Holdings*            93,800             569
                                                   ----------
                                                          569
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.7%
Advanced Fibre Communication*          83,000             796
Antec*                                 18,000             387
Applied Signal Technology*             20,900             131
Excel Switching*                       26,900             565
                                                   ----------
                                                        1,879
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.4%
Pinnacle Holdings*                     62,300             942
                                                   ----------
                                                          942
                                                   ----------
TOTAL TECHNOLOGY (COST $13,505)                        11,657
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 4.9%
AIRLINES -- 3.4%
Amtran*                                 9,300             177
Mesaba Holdings*                       66,600             893
Midway Airlines*                      109,200           1,283
                                                   ----------
                                                        2,353
--------------------------------------------------------------------------------
TRANSPORTATION-AIR FREIGHT -- 0.6%
Airborne Freight                        7,900             246
Eagle USA Airfreight*                   6,900             224
                                                   ----------
                                                          470
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 0.9%
Landstar Systems*                      16,000             530
M.S. Carriers*                          3,000              79
                                                   ----------
                                                          609
                                                   ----------
TOTAL TRANSPORTATION (COST $4,097)                      3,432
                                                   ----------
--------------------------------------------------------------------------------

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
UTILITIES -- 2.9%
ELECTRIC-INTEGRATED -- 1.1%
Central Hudson Gas Electric             4,300   $         154
Conectiv, Cl A                            725              26
Idacorp                                 4,100             120
Puget Sound Energy                     18,200             420
                                                   ----------
                                                          720
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.9%
Wicor                                  31,400             636
                                                   ----------
                                                          636
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 0.9%
Calpine*                               17,600             641
                                                   ----------
                                                          641
                                                   ----------
TOTAL UTILITIES (COST $2,063)                           1,997
                                                   ----------
TOTAL COMMON STOCK (COST $75,680)                      67,991
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
Morgan Stanley
   4.50%, dated 03/31/99, matures
   04/01/99, repurchase price $76,639
   (collateralized by U.S. Treasury
   Instruments: total market
   value $78,545) (A)                   $  77              77
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $77)                      77
                                                   ----------
TOTAL INVESTMENTS-- 97.5% (COST $75,757)           $   68,068
                                                   ----------

Percentages indicated are based on net assets of $69,787,139.
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 70

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG FOCUSED VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
BASIC MATERIALS -- 1.1%
FORESTRY -- 1.1%
Weyerhaeuser                              700  $           39
                                                   ----------
                                                           39
                                                   ----------
TOTAL BASIC MATERIALS (COST $42)                           39
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 32.3%
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.3%
Delphi Automotive Systems*              2,700              48
                                                   ----------
                                                           48
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 4.7%
Ford Motor Company                      3,000             170
                                                   ----------
                                                          170
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 2.9%
Centex                                  3,200             107
                                                   ----------
                                                          107
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 2.6%
Acclaim Entertainment*                 10,600              95
                                                   ----------
                                                           95
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 2.9%
O'Sullivan Industries*                  7,700             106
                                                   ----------
                                                          106
--------------------------------------------------------------------------------
MULTIMEDIA -- 5.6%
Gannett                                 1,100              69
Time Warner                             1,900             135
                                                   ----------
                                                          204
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 2.0%
Pier 1 Imports                          9,100              74
                                                   ----------
                                                           74
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORE -- 5.6%
May Department Stores                   5,250             205
                                                   ----------
                                                          205
--------------------------------------------------------------------------------
TOYS -- 3.3%
Hasbro                                  4,200             122
                                                   ----------
                                                          122
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.4%
Sabre Group Holdings*                   1,100              50
                                                   ----------
                                                           50
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $1,164)                   1,181
                                                   ----------
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.3%
BREWERY -- 2.3%
Anheuser-Busch                          1,100 $            84
                                                   ----------
                                                           84
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $81)                     84
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 8.0%
OIL COMPANY-EXPLORATION & PRODUCTION-- 2.3%
Vastar Resources                        1,800              86
                                                   ----------
                                                           86
--------------------------------------------------------------------------------
OIL COMPANY INTEGRATED -- 1.4%
Imperial Oil Limited                    2,600              50
                                                   ----------
                                                           50
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.3%
Input/Output*                          13,300              84
                                                   ----------
                                                           84
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.0%
Tidewater                               2,800              72
                                                   ----------
                                                           72
                                                   ----------
TOTAL ENERGY (COST $278)                                  292
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 22.1%
COMMERCIAL BANKS-SOUTHERN US -- 0.3%
CCB Financial                             200              11
                                                   ----------
                                                           11
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.1%
Pacific Century Financial               2,000              42
                                                   ----------
                                                           42
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 4.2%
Federal Home Loan Mortgage Company      2,700             154
                                                   ----------
                                                          154
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.8%
Marsh & McLennan                          900              67
                                                   ----------
                                                           67
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE -- 8.1%
Affiliated Managers Group*             11,400             296
                                                   ----------
                                                          296
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 6.6%
Hartford Life, Cl A                     4,400             242
                                                   ----------
                                                          242
                                                   ----------
TOTAL FINANCIAL (COST $799)                               812
                                                   ----------
--------------------------------------------------------------------------------


71  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG FOCUSED VALUE FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INDUSTRIAL -- 2.2%
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.2%
Tyco International Limited              1,100  $           79
                                                   ----------
                                                           79
                                                   ----------
TOTAL INDUSTRIAL (COST $80)                                79
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 10.1%
COMPUTER SERVICES -- 4.6%
SunGard Data Systems*                   4,200             168
                                                   ----------
                                                          168
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 5.5%
Modis Professional Services*            8,000              73
Personnel Group of America*             5,300              38
Romac International*                   10,600              90
                                                   ----------
                                                          201
                                                   ----------
TOTAL SERVICES (COST $355)                                369
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.8%
COMPUTER SOFTWARE -- 1.2%
Computer Associates International       1,200              43
                                                   ----------
                                                           43
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.3%
Seagate Technology*                     5,300             157
                                                   ----------
                                                          157
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.7%
Documentum*                             5,800             100
                                                   ----------
                                                          100
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.6%
Texas Instruments                       1,000              99
Xilinx*                                 2,000              81
Zoran*                                  1,500              25
                                                   ----------
                                                          205
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.0%
Excel Switching*                        5,300             111
                                                   ----------
                                                          111
                                                   ----------
TOTAL TECHNOLOGY (COST $648)                              616
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.1%
TRANSPORTATION-AIR FREIGHT -- 3.1%
Airborne Freight                        3,600             112
                                                   ----------
                                                          112
                                                   ----------
TOTAL TRANSPORTATION (COST $153)                          112
                                                   ----------
TOTAL COMMON STOCK (COST $3,600)                        3,584
                                                   ----------
--------------------------------------------------------------------------------

                                    Face                Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
Morgan Stanley
   4.50%, dated 03/31/99, matures 04/01/99,
   repurchase price $273,832 (collateralized
   by U.S. Treasury Instruments: total market
   value $280,643) (A)                   $273      $      273
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $273)                    273
                                                   ----------
TOTAL INVESTMENTS-- 105.4% (COST $3,873)           $    3,857
                                                   ----------

Percentages indicated are based on net assets of $3,658,055.
* Non-income producing security
(A) -- Tri-party Repurchase Agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

 [PILLAR LOGO OMITTED]  72

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG INTERNATIONAL FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 107.4%
ARGENTINA -- 2.2%
Telecom Argentina*                      4,500    $        124
YPF SA Sponsored ADR                    4,500             142
                                                   ----------
                                                          266
--------------------------------------------------------------------------------
AUSTRALIA -- 2.4%
National Australia Bank*               16,000             291
                                                   ----------
                                                          291
--------------------------------------------------------------------------------
BRAZIL -- 2.3%
Companhia Paranaese*                   21,000             157
Telesp Part ADR*                        6,200             128
                                                   ----------
                                                          285
--------------------------------------------------------------------------------
CHILE -- 0.7%
Cia Telecom Chile ADR                   3,700              87
                                                   ----------
                                                           87
--------------------------------------------------------------------------------
FRANCE -- 10.3%
Axa-Uap                                 2,812             372
Equant*                                 4,163             313
Suez Lyonnaise Des Eaux*                3,081             569
                                                   ----------
                                                        1,254
--------------------------------------------------------------------------------
GERMANY -- 11.8%
Allianz*                                  947             288
Mannesmann*                             5,660             721
Marschollek Lauten*                       803             434
                                                   ----------
                                                        1,443
--------------------------------------------------------------------------------
HONG KONG -- 1.7%
Hutchison Whampoa                      26,000             205
                                                   ----------
                                                          205
--------------------------------------------------------------------------------
IRELAND -- 1.9%
Allied Irish Bank*                      7,909             136
Bank of Ireland*                        4,886             102
                                                   ----------
                                                          238
--------------------------------------------------------------------------------
ITALY -- 9.1%
Assic Generali*                         4,783             191
Telecom Italia Mobile*                 57,061             383
Telecom Italia*                        50,550             536
                                                   ----------
                                                        1,110
--------------------------------------------------------------------------------
JAPAN -- 24.9%
Bridgestone*                            8,000             203
Fuji Machine*                           5,000             179
Fuji Photo Film*                        4,000             151
Fujitsu*                               14,000             224
Inax*                                  25,000             169
Kurita Water*                          12,000             196
Matsushita Communications*              4,000             270
Nippon Comsys*                         14,000             196
NTT                                        21             205
Olympus Optical*                       12,000             157
Rohm Company Limited*                   1,000             119
Secom*                                  2,000             189

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
Sharp*                                 19,000   $         200
Sumitomo Bank*                         14,000             189
Ushio*                                 19,000             202
Yamanouchi Pharmaceutical*              6,000             189
                                                   ----------
                                                        3,038
--------------------------------------------------------------------------------
MEXICO -- 2.6%
Cifra Sa Adr `V'*                       8,000             124
Empresas La Moderna SA ADR*             3,500              83
Tubos Acero Mexico ADR*                12,000             108
                                                   ----------
                                                          315
--------------------------------------------------------------------------------
NETHERLANDS -- 5.7%
Ing Groep                               7,340             404
Vnu Ver Ned Uitg Bezit*                 7,498             292
                                                   ----------
                                                          696
--------------------------------------------------------------------------------
NEW ZEALAND -- 2.3%
Telecom Corp of N.Z.*                  58,000             283
                                                   ----------
                                                          283
--------------------------------------------------------------------------------
PORTUGAL -- 1.2%
Portugal Telecom*                       3,250             145
                                                   ----------
                                                          145
--------------------------------------------------------------------------------
SINGAPORE -- 2.6%
City Developments*                     40,000             208
Singapore Press Holdings*              10,000             111
                                                   ----------
                                                          319
--------------------------------------------------------------------------------
SPAIN -- 2.3%
Superdiplo SA*                          5,074             120
Telefonica De Espana                    3,895             165
                                                   ----------
                                                          285
--------------------------------------------------------------------------------
SWITZERLAND -- 2.2%
Zurich Allied                             423             270
                                                   ----------
                                                          270
--------------------------------------------------------------------------------
UNITED KINGDOM -- 21.2%
Abbey National*                        12,000             246
Barclays                                7,400             212
Bp Amoco*                              10,000             170
British Aerospace*                     18,000             120
British Telecom                        15,000             245
Cadbury Schweppes*                      9,000             130
Ladbroke*                              30,000             137
Lloyds TSB Group*                      20,000             302
Norwich Union*                         25,000             172
Pearson*                               10,500             239
Smithkline Beecham*                    18,400             265
Smiths Industries*                      8,000             117
Vodafone*                              13,000             241
                                                   ----------
                                                        2,596
                                                   ----------
TOTAL FOREIGN COMMON STOCK (COST $9,465)               13,126
                                                   ----------
--------------------------------------------------------------------------------

73  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG INTERNATIONAL FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK -- 0.0%
BRAZIL -- 0.0%
Brahma*                                 6,432      $        3
                                                   ----------
                                                            3
                                                   ----------
TOTAL FOREIGN PREFERRED STOCK (COST $1)                     3
                                                   ----------
TOTAL INVESTMENTS-- 107.4% (COST $9,466)           $   13,129
                                                   ----------

Percentages indicated are based on net assets of $12,219,722.
* Non-income producing security
ADR -- American Depository Receipt

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED] 74

THE PBHG FUNDS, INC.
                                                         SCHEDULE OF INVESTMENTS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG CASH RESERVES FUND
                                       Face             Market
Description                       Amount (000)       Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.6%
Chase Manhattan De
   5.70%, 07/02/99                   $  2,000   $       1,999
Deutsche Bank Financial
   5.82%, 05/04/99                      3,000           3,000
Rabobank Nederland N.V.
   5.75%, 04/27/99                      2,500           2,500
Svenska Handelsbanken N.Y.
   5.74%, 06/01/99                      2,000           2,000
                                                   ----------
TOTAL CERTIFICATES OF DEPOSIT (COST $9,499)             9,499
                                                   ----------
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 63.7%
Abbey National
   4.85%, 04/06/99                      1,705           1,704
American General Financial
   4.87%, 04/14/99                      3,000           2,995
Apreco
   4.87%, 05/25/99                      3,000           2,978
Archer-Daniels Midland
   4.75%, 05/11/99                      3,720           3,700
Associates
   4.81%, 05/27/99                      4,000           3,970
Becton Dickinson
   4.85%, 06/04/99                      4,000           3,966
Ciesco LP
   5.05%, 04/01/99                      4,000           4,000
Columbia University
   4.80%, 05/21/99                      4,000           3,973
Deere John Capital
   4.82%, 04/16/99                      4,000           3,992
Enterprise Funding
   4.85%, 06/23/99                        942             931
Eureka Securities
   4.87%, 04/23/99                      4,000           3,988
Ford Motor Credit
   5.03%, 04/20/99                      4,000           3,989
Fortune Brands
   4.84%, 08/31/99                      3,500           3,428
General Electric Capital
   4.83%, 06/04/99                      4,000           3,965
Generale Bank
   4.88%, 04/07/99                      3,000           2,998
Gmac
   4.80%, 05/11/99                      4,000           3,979
Goldman Sachs Group
   4.85%, 05/20/99                      4,000           3,974
Greyhawk Funding
   4.87%, 05/14/99                      4,000           3,977
Monsanto
   4.78%, 07/01/99                      4,000           3,952
Mont Blanc Capital
   4.92%, 04/08/99                      4,000           3,996
Morgan Stanley Dean Witter
   4.85%, 05/19/99                      4,000           3,974
New York Times
   4.85%, 04/13/99                      4,000           3,994
Park Avenue Receivable
   4.86%, 04/26/99                      3,000           2,990

                                    Face              Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- CONTINUED
Prudential Funding
   4.78%, 05/05/99                   $  3,500   $       3,484
Times Mirror
   4.82%, 06/21/99                      4,000           3,957
Yale University
   4.82%, 05/21/99                      3,000           2,980
                                                   ----------
TOTAL COMMERCIAL PAPER (COST $91,834)                  91,834
                                                   ----------
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 2.0%
Harris Bankcorp
   5.00%, 02/04/00                      3,000           3,000
                                                   ----------
TOTAL CORPORATE OBLIGATIONS (COST $3,000)               3,000
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 21.4%
J.P. Morgan
   5.00%, dated 03/31/99, matures 04/01/99,
   repurchase price $30,438,401 (collateralized
   by U.S. Government Obligations: total
   market value $30,434,427) (A)       30,000          30,000
Lehman Brothers
   4.93%, dated 03/31/99, matures 04/01/99,
   repurchase price $856,117 (collateralized
   by U.S. Government Obligations: total
   market value $896,301)                 856             856
                                                   ----------
TOTAL REPURCHASE AGREEMENTS (COST $30,856)             30,856
                                                   ----------
TOTAL INVESTMENTS-- 93.7% (COST $135,189)          $  135,189
                                                   ----------
Percentages indicated are based on net assets of $144,239,937.
(A) -- Tri-party repurchase agreement

The accompanying notes are an integral part of the financial statements.

75  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

SCHEDULE OF INVESTMENTS
-----------------------
As of March 31, 1999

PBHG TECHNOLOGY & COMMUNICATIONS FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
CONSUMER CYCLICAL -- 2.1%
CABLE TELEVISION -- 1.1%
Mediaone Group*                        95,600    $      6,071
                                                   ----------
                                                        6,071
--------------------------------------------------------------------------------
RETAIL-INTERNET -- 0.9%
Ticketmaster Online-City Search*      146,800           4,936
                                                   ----------
                                                        4,936
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $12,057)                 11,007
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 9.8%
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.9%
Corning                               173,400          10,404
                                                   ----------
                                                       10,404
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.0%
Teradyne*                             192,800          10,519
                                                   ----------
                                                       10,519
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.7%
Uniphase*                              81,300           9,360
                                                   ----------
                                                        9,360
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 4.2%
Applied Materials*                    274,300          16,921
Kla-Tencor*                           114,400           5,556
                                                   ----------
                                                       22,477
                                                   ----------
TOTAL INDUSTRIAL (COST $31,598)                        52,760
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 2.8%
TELEPHONE-LONG DISTANCE -- 2.8%
MCI Worldcom*                         171,000          15,144
                                                   ----------
                                                       15,144
                                                   ----------
TOTAL SERVICES (COST $14,785)                          15,144
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 77.6%
APPLICATIONS SOFTWARE -- 0.3%
New Era of Networks*                   24,200           1,640
                                                   ----------
                                                        1,640
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.4%
Sprint (PCS Group)*                   163,500           7,245
                                                   ----------
                                                        7,245
--------------------------------------------------------------------------------
CIRCUITS -- 3.3%
Linear Technology                     258,400          13,243
Vitesse Semiconductor*                 83,800           4,242
                                                   ----------
                                                       17,485
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.5%
Verisign*                              53,400           8,224
                                                   ----------
                                                        8,224
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.3%
Microsoft*                            195,400          17,513
                                                   ----------
                                                       17,513
--------------------------------------------------------------------------------

                                Shares/Face            Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.4%
ASM Lithography Holdings*             289,500    $     13,027
                                                   ----------
                                                       13,027
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 8.8%
EMC*                                  248,500          31,746
Veritas Software*                     191,350          15,451
                                                   ----------
                                                       47,197
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 22.9%
Altera*                               175,200          10,424
LSI Logic*                          1,244,900          38,825
Motorola                              208,200          15,251
Taiwan Semiconductor*                 699,900          16,535
Texas Instruments                      55,200           5,479
Transwitch*                           102,200           4,625
Xilinx*                               782,800          31,752
                                                   ----------
                                                      122,891
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 18.8%
America Online*                       317,400          46,340
Concentric Network*                   146,200          10,928
Lycos*                                 41,300           3,554
Mindspring Enterprises*                77,700           6,687
Onemain.com*                           13,100             475
PSINet*                               394,000          16,770
Verio*                                343,200          15,830
                                                   ----------
                                                      100,584
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 5.7%
Cisco Systems*                        199,950          21,907
Fore Systems*                         456,300           8,627
                                                   ----------
                                                       30,534
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 9.3%
Amdocs Limited*                       259,800           5,618
Frontier                              209,900          10,889
Global Crossing Limited*              215,000           9,944
Level 3 Communications*               129,100           9,400
Qwest Communications International*   196,300          14,152
                                                   ----------
                                                       50,003
                                                   ----------
TOTAL TECHNOLOGY (COST $274,859)                      416,343
                                                   ----------
TOTAL COMMON STOCK (COST $333,299)                    495,254
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures
   04/01/99, repurchase price $32,027,454
   (collateralized by U.S. Government
   Obligations: total market
   value $32,663,513) (A)             $32,023          32,023
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $32,023)              32,023
                                                   ----------
TOTAL INVESTMENTS-- 98.3% (COST $365,322)          $  527,277
                                                   ----------
Percentages indicated are based on net assets of $536,404,824.
* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED]  76

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TOTAL COMMON STOCK -- 98.1%
BASIC MATERIALS -- 2.2%
METAL-ALUMINUM -- 1.4%
Commonwealth Industries                74,000   $         666
                                                   ----------
                                                          666
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.3%
Wausau-Mosinee Paper                    9,900             139
                                                   ----------
                                                          139
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.5%
AK Steel Holding                       11,100             250
                                                   ----------
                                                          250
                                                   ----------
TOTAL BASIC MATERIALS (COST $1,741)                     1,055
                                                   ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 19.7%
APPAREL MANUFACTURERS -- 1.8%
Isaacs I.C. & Company*                136,500             171
Kellwood                                7,000             154
Tarrant Apparel Group*                 12,500             525
                                                   ----------
                                                          850
--------------------------------------------------------------------------------
ATHLETIC FOOTWEAR -- 0.7%
K-Swiss, Cl A                          13,000             328
                                                   ----------
                                                          328
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.5%
Polycom*                               12,500             234
                                                   ----------
                                                          234
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL-- 1.7%
Delco Remy International*              76,500             698
Meritor Automotive                      8,500             132
                                                   ----------
                                                          830
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.1%
Standard Motor Products                 1,500              31
                                                   ----------
                                                           31
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.1%
Horton (D.R.)                          15,600             261
M.D.C. Holdings                         1,700              24
Pulte                                  12,000             250
                                                   ----------
                                                          535
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.1%
Insight Enterprises*                   22,500             557
Owens & Minor                          23,800             241
Scansource*                             9,000             161
United Stationers                       4,000              61
                                                   ----------
                                                        1,020
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.7%
Acclaim Entertainment*                 38,700             346
                                                   ----------
                                                          346
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL -- 0.5%
Timberland, Cl A*                       4,000   $         252
                                                   ----------
                                                          252
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.6%
Dorel Industries, Cl B*                18,000             304
                                                   ----------
                                                          304
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.5%
Extended Stay America*                 23,800             242
                                                   ----------
                                                          242
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.9%
Cinar, Cl B*                           17,500             403
                                                   ----------
                                                          403
--------------------------------------------------------------------------------
RADIO -- 0.7%
Citadel Communications*                10,000             333
                                                   ----------
                                                          333
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.0%
Bebe Stores*                            5,000             205
Chico's Fas*                           12,500             269
                                                   ----------
                                                          474
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.5%
Tweeter Home Enterprise Group*         22,400             722
                                                   ----------
                                                          722
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.4%
BJ's Wholesale Club*                    6,900             182
                                                   ----------
                                                          182
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.0%
Pier 1 Imports                         57,400             466
                                                   ----------
                                                          466
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.4%
Buffets*                               18,200             180
                                                   ----------
                                                          180
--------------------------------------------------------------------------------
RUBBER-TIRES -- 0.4%
Bandag*                                 7,300             205
                                                   ----------
                                                          205
--------------------------------------------------------------------------------
TEXTILE-HOME FURNISHINGS -- 1.9%
Mohawk Industries*                     30,600             918
                                                   ----------
                                                          918
--------------------------------------------------------------------------------
TEXTILE-PRODUCTS -- 0.5%
Dan River, Cl A*                       29,000             247
                                                   ----------
                                                          247
--------------------------------------------------------------------------------
TOYS -- 0.1%
Jakks Pacific*                          3,500              65
                                                   ----------
                                                           65
--------------------------------------------------------------------------------

77 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.6%
Pegasus Systems*                        7,500   $         299
                                                   ----------
                                                          299
                                                   ----------
TOTAL CONSUMER CYCLICAL (COST $9,929)                   9,466
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.1%
FOOD-BAKING -- 0.1%
Earthgrains                             2,900              64
                                                   ----------
                                                           64
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.0%
Ralcorp Holdings*                       7,800             148
Universal Foods                        15,900             328
                                                   ----------
                                                          476
                                                   ----------
TOTAL CONSUMER NON-CYCLICAL (COST $559)                   540
                                                   ----------
--------------------------------------------------------------------------------
ENERGY -- 2.5%
MARINE SERVICES -- 0.3%
Horizon Offshore*                      19,800             134
                                                   ----------
                                                          134
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.3%
Barrett Resources*                      4,600             115
Devon Energy                            9,500             262
Vintage Petroleum                      28,100             253
                                                   ----------
                                                          630
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
Input/Output*                          40,000             253
                                                   ----------
                                                          253
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.4%
Core Laboratories N.v.*                 9,200             162
                                                   ----------
                                                          162
                                                   ----------
TOTAL ENERGY (COST $1,298)                              1,179
                                                   ----------
--------------------------------------------------------------------------------
FINANCIAL -- 10.8%
COMMERCIAL BANKS-EASTERN US -- 1.6%
Commercial Bank of New York            15,100             196
UST                                    26,800             586
                                                   ----------
                                                          782
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 1.9%
Bancwest                                7,500             319
Pacific Bank                           27,200             571
                                                   ----------
                                                          890
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.0%
EVEREN Capital                         14,000             274
Legg Mason                             18,000             606
Raymond James Financial                 3,700              73
                                                   ----------
                                                          953
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISOR SERVICE-- 1.7%
Affiliated Managers Group*              8,100   $         210
Pilgrim America Capital*               15,000             285
Waddell & Reed Financial, Cl A         15,200             312
                                                   ----------
                                                          807
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.2%
ARM Financial Group, Cl A               5,200              78
                                                   ----------
                                                           78
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.7%
Berkshire Realty                       17,400             195
Pennsylvania Real Estate
   Investment Trust                     8,700             162
                                                   ----------
                                                          357
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.3%
Duke Realty Investments                 6,200             133
National Golf Properties                1,300              29
                                                   ----------
                                                          162
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.8%
Mack-Cali Realty                       13,400             394
                                                   ----------
                                                          394
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.5%
CBL & Associates Properties             7,200             168
Taubman Centers                         4,500              55
                                                   ----------
                                                          223
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%
Roslyn Bancorp                          7,400             125
Webster Financial                      14,000             404
                                                   ----------
                                                          529
                                                   ----------
TOTAL FINANCIAL (COST $5,622)                           5,175
                                                   ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 7.5%
HEALTH CARE COST CONTAINMENT -- 0.9%
Eclipsys*                               7,100             150
Medquist*                              10,000             300
                                                   ----------
                                                          450
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.0%
Dendrite International*                11,500             257
Medical Manager*                       10,000             231
                                                   ----------
                                                          488
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.0%
Xomed Surgical Products*               12,500             490
                                                   ----------
                                                          490
--------------------------------------------------------------------------------
MEDICAL LASER SYSTEMS -- 0.3%
Laser Vision Centers *                  3,500             133
                                                   ----------
                                                          133
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.7%
Molecular Devices*                      5,000             135
Osteotech*                              5,900             203
                                                   ----------
                                                          338
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED]  78

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999
PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Dura Pharmaceuticals*                   2,700  $           38
King Pharmaceuticals*                  11,000             305
Roberts Pharmaceutical*                10,000             208
                                                   ----------
                                                          551
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.3%
Trigon Healthcare*                      4,200             144
                                                   ----------
                                                          144
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION-- 1.9%
Amerisource Health*                    27,000             923
                                                   ----------
                                                          923
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 0.2%
Veterinary Centers of America*          7,000              99
                                                   ----------
                                                           99
                                                   ----------
TOTAL HEALTH CARE (COST $3,409)                         3,616
                                                   ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.7%
AEROSPACE/DEFENSE-EQUIPMENT -- 0.2%
Cordant Technologies                      500              20
Kellstrom Industries*                   4,600              73
                                                   ----------
                                                           93
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.1%
Dal-Tile International*                 3,100              28
                                                   ----------
                                                           28
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-- 0.2%
Southdown                               1,400              75
                                                   ----------
                                                           75
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.6%
Ball                                    6,500             305
                                                   ----------
                                                          305
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
Anaren Microwave*                       6,500             158
                                                   ----------
                                                          158
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTOR -- 0.1%
Kent Electronics*                       5,700              57
                                                   ----------
                                                           57
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.4%
Cognex*                                 7,900             187
                                                   ----------
                                                          187
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.2%
Millipore                               4,300             104
                                                   ----------
                                                          104
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.6%
Cymer*                                 10,000   $         199
Uniphase*                               5,000             575
                                                   ----------
                                                          774
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.6%
JLG Industries                         19,600             267
                                                   ----------
                                                          267
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL -- 0.7%
Motivepower Industries*                12,500             314
                                                   ----------
                                                          314
--------------------------------------------------------------------------------
METAL PRODUCTS-FASTENERS -- 2.3%
Kaynar Technogolies*                   40,000           1,120
                                                   ----------
                                                        1,120
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.0%
Aptargroup                                300               8
                                                   ----------
                                                            8
--------------------------------------------------------------------------------
TRANSPORTATION-EQUIPMENT & LEASING-- 0.4%
Greenbrier Companies                   21,700             206
                                                   ----------
                                                          206
                                                   ----------
TOTAL INDUSTRIAL (COST $2,941)                          3,696
                                                   ----------
--------------------------------------------------------------------------------
SERVICES -- 7.8%
COMMERCIAL SERVICES -- 0.2%
Innotrac*                               5,000              82
                                                   ----------
                                                           82
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.1%
Cognizant Technology Solutions*        17,500             485
Computer Horizons*                      5,000              55
                                                   ----------
                                                          540
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.9%
Diamond Technology Partners*           12,500             288
Forrester Research*                     7,500             228
Professional Detailing*                 9,400             246
USWeb*                                  4,000             165
                                                   ----------
                                                          927
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.4%
Advo*                                  10,900             211
                                                   ----------
                                                          211
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 2.9%
AHL Services*                          12,900             265
Modis Professional Services*            8,800              80
Personnel Group of America*            19,100             137
RCM Technologies*                      10,400             114
Romac International*                   91,500             778
                                                   ----------
                                                        1,374
--------------------------------------------------------------------------------

79  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENT OF NET ASSETS
-----------------------
As of March 31, 1999

PBHG STRATEGIC SMALL COMPANY FUND
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.7%
Avis Rent A Car*                        5,100   $         141
United Rentals*                         7,500             214
                                                   ----------
                                                          355
--------------------------------------------------------------------------------
SECURITY SERVICES -- 0.6%
Kroll-O'Gara*                          10,000             271
                                                   ----------
                                                          271
                                                   ----------
TOTAL SERVICES (COST $3,602)                            3,760
                                                   ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 34.0%
APPLICATIONS SOFTWARE -- 5.0%
Clarify*                               12,500             334
Great Plains Software*                 10,000             387
New Era of Networks*                   10,000             677
Peregrine Systems*                     14,800             498
Rational Software*                     10,000             268
Symix Systems*                          7,500             114
Timberline Software                    10,799             123
                                                   ----------
                                                        2,401
--------------------------------------------------------------------------------
CIRCUITS -- 2.1%
Hadco*                                 10,000             315
Power Integration*                     10,000             317
Vitesse Semiconductor*                  7,800             395
                                                   ----------
                                                        1,027
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 5.1%
Actuate Software*                      10,000             330
Ansys*                                 15,000             103
Bindview Development*                  10,000             311
Brio Technology*                       10,000             211
Business Objects ADR*                  10,000             297
Macromedia*                            11,500             521
Smith-Gardner & Associates*            20,000             283
Structural Dynamics Research*           4,600              88
Verity*                                10,000             335
                                                   ----------
                                                        2,479
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.3%
Hutchinson Technology*                  5,700             142
                                                   ----------
                                                          142
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.8%
Cybex Computer Products*               15,000             269
Diamond Multimedia Systems*            20,000             123
                                                   ----------
                                                          392
--------------------------------------------------------------------------------
COMPUTERS-VOICE RECOGNITION -- 0.4%
Intervoice*                            17,500             192
                                                   ----------
                                                          192
--------------------------------------------------------------------------------

                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.9%
American Management Systems             4,800   $         164
Documentum*                            17,000             294
Informix*                              27,000             199
Reynolds & Reynolds*                   16,100             306
Sterling Software*                      9,700             230
Sybase*                                36,800             292
TSI International Software Limited*     7,500             366
                                                   ----------
                                                        1,851
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.5%
Actel*                                 10,600             174
Applied Micro Circuits*                 9,700             415
Cypress Semiconductor*                 13,000             117
Novellus Systems*                       2,000             110
Qlogic*                                 7,000             470
SDL*                                    4,400             399
Transwitch*                            10,000             453
                                                   ----------
                                                        2,138
--------------------------------------------------------------------------------
INTERNET SOFTWARE -- 0.6%
Broadvision*                            5,000             299
                                                   ----------
                                                          299
--------------------------------------------------------------------------------
NETWORK SOFTWARE -- 1.9%
Concord Communications*                 7,000             399
Concur Technologies*                      100               5
Legato Systems*                         7,500             387
Wall Data*                              8,000             115
                                                   ----------
                                                          906
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.8%
Apex PC Solutions*                     15,000             209
Network Appliance*                     12,600             638
                                                   ----------
                                                          847
--------------------------------------------------------------------------------
PRINTERS & RELATED PRODUCTS -- 0.5%
Splash Technology Holdings*            42,000             255
                                                   ----------
                                                          255
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.2%
Gilat Communications Limited*           5,900              82
                                                   ----------
                                                           82
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.8%
Advanced Fibre*                        35,000             336
Antec*                                 10,300             221
Aware*                                  4,300             202
Excel Switching*                        5,800             122
Geotel Communications*                 17,500             803
Melita International*                  11,500             149
                                                   ----------
                                                        1,833
--------------------------------------------------------------------------------

[PILLAR LOGO OMITTED]  80

THE PBHG FUNDS, INC.
                                                         STATEMENT OF NET ASSETS
                                                         -----------------------
                                                            As of March 31, 1999

PBHG STRATEGIC SMALL COMPANY FUND

                                 Shares/Face           Market
Description                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.1%
Microwave Power Devices*               10,000  $           80
Pinnacle Holdings*                     22,300             337
Proxim*                                10,000             287
RF Micro Devices*                       8,000             766
                                                   ----------
                                                        1,470
                                                   ----------
TOTAL TECHNOLOGY (COST $11,454)                        16,314
                                                   ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
AIRLINES -- 2.1%
Alaska Airgroup*                        4,300             204
Mesaba Holdings*                       12,100             162
Midway Airlines*                       53,600             630
                                                   ----------
                                                          996
--------------------------------------------------------------------------------
TRANSPORTATION-AIR FREIGHT -- 0.5%
Eagle USA Airfreight*                   7,700             250
                                                   ----------
                                                          250
--------------------------------------------------------------------------------
TRANSPORTATION-TRUCK -- 0.3%
Landstar Systems*                       5,000             166
                                                   ----------
                                                          166
                                                   ----------
TOTAL TRANSPORTATION (COST $1,556)                      1,412
                                                   ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.9%
ELECTRIC INTEGRATED -- 0.8%
Central Hudson Gas Electric             1,700              61
Idacorp                                 2,900              85
Puget Sound Energy                      9,100             210
                                                   ----------
                                                          356
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
Wicor                                  10,000             203
                                                   ----------
                                                          203
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 0.7%
Calpine*                                9,200             335
                                                   ----------
                                                          335
                                                   ----------
TOTAL UTILITIES (COST $919)                               894
                                                   ----------
TOTAL COMMON STOCK (COST $43,030)                      47,107
                                                   ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
J.P. Morgan Mortgage
   4.95%, dated 03/31/99, matures 04/01/99,
   repurchase price $779,414 (collateralized
   by U.S. Government Obligations: total
   market value $794,895) (A)            $779             779
                                                   ----------
TOTAL REPURCHASE AGREEMENT (COST $779)                    779
                                                   ----------
TOTAL INVESTMENTS-- 99.7% (COST $43,809)               47,886
                                                   ----------

                                                       Market
Description                                          Value (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Receivable for securities sold                  $       1,497
Payable for securities purchased                       (1,228)
Other assets and liabilities                             (126)
                                                   ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   143
                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of PBHG Class (authorized 200 million
   shares -- $0.001 par value) based on 4,556,028
   outstanding shares of common stock                  42,126
Undistributed net investment income                        19
Accumulated net realized gain on investments            1,807
Net unrealized appreciation on investments              4,077
                                                   ----------
TOTAL NET ASSETS-- 100.0%                          $   48,029
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                 $    10.54
                                                   ----------

* Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
Adr -- American Depository Receipt
Cl -- Class

The accompanying notes are an integral part of the financial statements.

81  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
March 31, 1999

                                                                                   ---------------   -------------   ------------
                                                                                        PBHG            PBHG            PBHG
                                                                                         NEW          LARGE CAP        MID-CAP
                                                                                    OPPORTUNITIES       VALUE           VALUE
                                                                                        FUND            FUND            FUND
                                                                                   ---------------   -------------   ------------
ASSETS:
     Investment securities (Cost $13,978, $41,497, $57,169, $75,757, $3,873,
       $9,466, $135,189 and $365,322 respectively) at market value                    $17,315         $43,710         $58,323
     Cash                                                                                  --              --              --
     Dividends and interest receivable                                                      1              36              51
     Receivable for capital shares sold                                                    98              42              14
     Receivable for investment securities sold                                            999           3,671           8,200
     Other assets                                                                           1              --              --
                                                                                      -------         -------         -------
         Total assets                                                                  18,414          47,459          66,588
                                                                                      -------         -------         -------
LIABILITIES:
     Payable for investment securities purchased                                        1,656           2,420           9,455
     Payable for income distribution                                                      --               --              --
     Payable for capital shares redeemed                                                   --              60             120
     Line of credit borrowing                                                              --              --              --
     Accrued expenses                                                                      16              57              32
                                                                                      -------         -------         -------
         Total liabilities                                                              1,672           2,537           9,607
                                                                                      -------         -------         -------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG New
       Opportunities, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap
       Value, PBHG Focused Value, PBHG International, PBHG Cash Reserves and
       PBHG Technology and Communications Funds -- $0.001 par value) based on
       1,016,765, 3,243,949, 3,776,618, 6,132,424, 349,610, 1,053,621,
       144,229,072 and 19,441,571
       outstanding shares of common stock                                              14,192          34,714          43,999
     Undistributed net investment income/distributions in excess of
       net investment income                                                               --              72               6
     Accumulated net realized gain (loss) on investments                                  489           7,923          11,822
     Net unrealized appreciation (depreciation) on investments and
       foreign currency translation                                                     2,061           2,213           1,154
                                                                                      -------         -------         -------
NET ASSETS                                                                            $16,742         $44,922         $56,981
                                                                                      -------         -------         -------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                         $16.47          $13.85          $15.09
                                                                                      -------         -------         -------

                                                                                ----------- -------------- -------------
                                                                                   PBHG          PBHG
                                                                                 SMALL CAP      FOCUSED       PBHG
                                                                                   VALUE         VALUE     INTERNATIONAL
                                                                                   FUND          FUND         FUND
                                                                                ----------- -------------- -------------
ASSETS:
     Investment securities (Cost $13,978, $41,497, $57,169, $75,757, $3,873,
       $9,466, $135,189 and $365,322 respectively) at market value                $68,068     $   3,857    $  13,129
     Cash                                                                              --            --          723
     Dividends and interest receivable                                                 45           --            32
     Receivable for capital shares sold                                             2,478            15            2
     Receivable for investment securities sold                                      3,944           229           25
     Other assets                                                                      --             3           --
                                                                                  -------        ------      -------
         Total assets                                                              74,535         4,104       13,911
                                                                                  -------        ------      -------
LIABILITIES:
     Payable for investment securities purchased                                    3,800           441           --
     Payable for income distribution                                                   --            --           --
     Payable for capital shares redeemed                                              185            --        1,640
     Line of credit borrowing                                                         700            --           --
     Accrued expenses                                                                  63             5           51
                                                                                  -------        ------      -------
         Total liabilities                                                          4,748           446        1,691
                                                                                  -------        ------      -------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG New
       Opportunities, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap
       Value, PBHG Focused Value, PBHG International, PBHG Cash Reserves and
       PBHG Technology and Communications Funds -- $0.001 par value) based on
       1,016,765, 3,243,949, 3,776,618, 6,132,424, 349,610, 1,053,621,
       144,229,072 and 19,441,571
       outstanding shares of common stock                                          85,999         3,626        8,563
     Undistributed net investment income/distributions in excess of
       net investment income                                                           40            --          (33)
     Accumulated net realized gain (loss) on investments                           (8,563)           87           22
     Net unrealized appreciation (depreciation) on investments and
       foreign currency translation                                                (7,689)          (55)       3,668
                                                                                  -------        ------      -------
NET ASSETS                                                                        $69,787        $3,658      $12,220
                                                                                  -------        ------      -------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                     $11.38        $10.46       $11.60
                                                                                  -------        ------      -------

                                                                                      ------------    ----------------
                                                                                         PBHG               PBHG
                                                                                         CASH           TECHNOLOGY &
                                                                                       RESERVES        COMMUNICATIONS
                                                                                         FUND               FUND
                                                                                      ------------    ----------------
ASSETS:
     Investment securities (Cost $13,978, $41,497, $57,169, $75,757, $3,873,
       $9,466, $135,189 and $365,322 respectively) at market value                     $135,189           $527,277
     Cash                                                                                    --                 --
     Dividends and interest receivable                                                      512                  2
     Receivable for capital shares sold                                                  27,619             19,934
     Receivable for investment securities sold                                               --             10,343
     Other assets                                                                             1                  3
                                                                                       --------           --------
         Total assets                                                                   163,321            557,559
                                                                                       --------           --------
LIABILITIES:
     Payable for investment securities purchased                                             --             19,462
     Payable for income distribution                                                        443                 --
     Payable for capital shares redeemed                                                 18,598              1,019
     Line of credit borrowing                                                                --                 --
     Accrued expenses                                                                        41                673
                                                                                       --------           --------
         Total liabilities                                                               19,082             21,154
                                                                                       --------           --------
NET ASSETS:
     Portfolio shares (authorized 200 million shares for each of the PBHG New
       Opportunities, PBHG Large Cap Value, PBHG Mid-Cap Value, PBHG Small Cap
       Value, PBHG Focused Value, PBHG International, PBHG Cash Reserves and
       PBHG Technology and Communications Funds -- $0.001 par value) based on
       1,016,765, 3,243,949, 3,776,618, 6,132,424, 349,610, 1,053,621,
       144,229,072 and 19,441,571
       outstanding shares of common stock                                               144,230            284,532
     Undistributed net investment income/distributions in excess of
       net investment income                                                                  3                 --
     Accumulated net realized gain (loss) on investments                                      6             89,918
     Net unrealized appreciation (depreciation) on investments and
       foreign currency translation                                                          --            161,955
                                                                                       --------           --------
NET ASSETS                                                                             $144,239           $536,405
                                                                                       --------           --------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                            $1.00             $27.59
                                                                                       --------           --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82 & 83 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENTS OF OPERATIONS (000)
------------------------------
For the Period Ended March 31, 1999

                                      ---------     ---------    ---------    ---------     ---------     ---------    ---------
                                                      PBHG         PBHG                                                  PBHG
                                        PBHG        EMERGING     LARGE CAP      PBHG          PBHG          PBHG       LARGE CAP
                                       GROWTH        GROWTH       GROWTH    SELECT EQUITY  CORE GROWTH     LIMITED        20
                                        FUND          FUND         FUND         FUND          FUND          FUND         FUND
                                      ---------     ---------    ---------    ---------     ---------     ---------    ---------
                                       4/1/98        4/1/98       4/1/98       4/1/98        4/1/98        4/1/98       4/1/98
                                         to            to           to           to            to            to           to
                                       3/31/99       3/31/99      3/31/99      3/31/99       3/31/99       3/31/99      3/31/99
                                      ---------     ---------    ---------    ---------     ---------     ---------    ---------
INVESTMENT INCOME:
     Dividends                       $    516      $    526       $   221     $    49         $  57      $     10     $    432
     Interest                          12,843         5,024           535       1,195           275           823        2,011
     Less: Foreign Taxes Withheld          --            --            --          --            --            --           --
                                    ---------     ---------       -------     -------         -----      --------     --------
     Total Investment Income           13,359         5,550           756       1,244           332           833        2,443
                                    ---------     ---------       -------     -------         -----      --------     --------
EXPENSES:
     Investment Advisory Fees          34,307         8,747         1,056       2,394           972         1,399        3,318
     Administrative Fees                6,054         1,544           211         423           172           210          585
     Transfer Agent Fees                9,943         2,593           377         720           395           229          736
     Registration and Filing Fees         316           107            14          39            35            18           26
     Printing Fees                      1,310           353            52          95            41            46          144
     Professional Fees                    628           168            18          46            19            20           58
     Custodian Fees                       246            69            11          17            13            13           20
     Insurance and Other Fees             254            68             9          28             6            13           29
     Directors' Fees                       87            36             2           5             2             2            5
     Amortization of Deferred
        Organizational Costs              --             --             2           2             1             7            6
     Line of Credit Expenses              185            58             8          15             6             7           17
     Interest Expense                       3            --            --          --             1            --           --
     Distribution Fees 1                  193            --            --          --            --            --           --
                                    ---------     ---------       -------     -------         -----      --------     --------
         TOTAL EXPENSES                53,526        13,743         1,760       3,784         1,663         1,964        4,944
                                    ---------     ---------       -------     -------         -----      --------     --------
     Waiver and Reimbursement              --           --             --          --           --             --           --
     Advisory Fee Recaptured               --           --             --          --           --             --           --
                                    ---------     ---------       -------     -------         -----      --------     --------
         Net Expenses                  53,526        13,743         1,760       3,784         1,663         1,964        4,944
                                    ---------     ---------       -------     -------         -----      --------     --------
NET INVESTMENT INCOME (LOSS)          (40,167)       (8,193)       (1,004)     (2,540)       (1,331)       (1,131)      (2,501)
                                    ---------     ---------       -------     -------         -----      --------     --------
Net Realized Gain (Loss) from
   Security Transactions3            (123,200)      (34,951)       11,109      45,647        16,034         9,385       32,587
Net Realized Loss on Foreign
   Currency Transactions                   --           --            --         --              --           --           --
Net Change in Unrealized Appreciation
   (Depreciation) on Investments     (524,058)     (189,387)        9,077     (31,961)      (15,463)      (27,057)     149,316
                                    ---------     ---------       -------     -------         -----      --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS             (647,258)     (224,338)       20,186      13,686           571       (17,672)     181,903
                                    ---------     ---------       -------     -------         -----      --------     --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS        $(687,425)    $(232,531)      $19,182     $11,146         $(760)     $(18,803)    $179,402
                                    ---------     ---------       -------     -------         -----      --------     --------

                                        -----------     ---------      ---------    ---------     ---------     ---------
                                           PBHG           PBHG           PBHG         PBHG          PBHG
                                            NEW         LARGE CAP       MID-CAP     SMALL CAP      FOCUSED        PBHG
                                       OPPORTUNITIES      VALUE          VALUE        VALUE         VALUE     INTERNATIONAL
                                           FUND           FUND           FUND         FUND          FUND          FUND
                                        -----------     ---------      ---------    ---------     ---------     ---------
                                         2/12/99 2       4/1/98         4/1/98       4/1/98       2/12/99 2      4/1/98
                                            to             to             to           to            to            to
                                          3/31/99        3/31/99        3/31/99      3/31/99       3/31/99       3/31/99
                                        -----------     ---------      ---------    ---------     ---------     ---------
INVESTMENT INCOME:
     Dividends                             $   --       $ 1,008         $  737      $    681          $  3         $316
     Interest                                  11            99            128           106             2           28
     Less: Foreign Taxes Withheld              --            --             --            --            --          (24)
                                           ------       -------         ------      --------          ----         ----
     Total Investment Income                   11         1,107            865           787             5          320
                                           ------       -------         ------      --------          ----         ----
EXPENSES:
     Investment Advisory Fees                  16           450            551         1,024             3          160
     Administrative Fees                        2           104             97           154             1           24
     Transfer Agent Fees                        2            75            132           239             3           70
     Registration and Filing Fees               3             8              7             9             1           16
     Printing Fees                            --             16             14            30            --            5
     Professional Fees                          1             9              6            14            --            3
     Custodian Fees                           --             18             17            18             1           24
     Insurance and Other Fees                 --              7              5             4            --           12
     Directors' Fees                          --              1              1             2            --            1
     Amortization of Deferred
        Organizational Costs                  --             --              4             4            --           --
     Line of Credit Expenses                  --              3              3             4            --           --
     Interest Expense                         --              2             24            12            --           --
     Distribution Fees 1                      --             --             --            --            --           --
                                           ------       -------         ------      --------          ----         ----
         TOTAL EXPENSES                        24           693            861         1,514             9          315
                                           ------       -------         ------      --------          ----         ----
     Waiver and Reimbursement                  (1)           --            --            --             (4)          --
     Advisory Fee Recaptured                   --             9            --            --            --            --
                                           ------       -------         ------      --------          ----         ----
         Net Expenses                          23           702            861         1,514             5          315
                                           ------       -------         ------      --------          ----         ----
NET INVESTMENT INCOME (LOSS)                  (12)          405              4          (727)          --             5
                                           ------       -------         ------      --------          ----         ----
Net Realized Gain (Loss) from
   Security Transactions3                     566        17,489         11,898        (8,356)           93          624
Net Realized Loss on Foreign
   Currency Transactions                      --             --           --              --           --           (61)
Net Change in Unrealized Appreciation
   (Depreciation) on Investments            2,061        (2,893)        (2,155)      (14,071)          (55)         (15)
                                           ------       -------         ------      --------          ----         ----
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS                    2,627        14,596          9,743       (22,427)           38          548
                                           ------       -------         ------      --------          ----         ----
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               $2,615       $15,001         $9,747      $(23,154)          $38         $553
                                           ------       -------         ------      --------          ----         ----


                                          ---------      ---------     ---------
                                            PBHG           PBHG          PBHG
                                            CASH       TECHNOLOGY &   STRATEGIC
                                          RESERVES    COMMUNICATIONS    SMALL
                                            FUND           FUND      COMPANY FUND
                                          ---------      ---------     ---------
                                           4/1/98         4/1/98        4/1/98
                                             to             to            to
                                           3/31/99        3/31/99       3/31/99
                                          ---------      ---------     ---------
INVESTMENT INCOME:
     Dividends                              $   --      $    123      $    285
     Interest                                7,108         1,402           106
     Less: Foreign Taxes Withheld               --            --            --
                                            ------      --------      --------
     Total Investment Income                 7,108         1,525           391
                                            ------      --------      --------
EXPENSES:
     Investment Advisory Fees                  393         3,440           730
     Administrative Fees                       197           607           110
     Transfer Agent Fees                       217         1,026           206
     Registration and Filing Fees               14            63            15
     Printing Fees                              42           124            22
     Professional Fees                          18            60             9
     Custodian Fees                             26            29            18
     Insurance and Other Fees                    7            23             1
     Directors' Fees                             2             7             2
     Amortization of Deferred
        Organizational Costs                     1             2             5
     Line of Credit Expenses                    --            21             4
     Interest Expense                           --             9             2
     Distribution Fees 1                        --            --            --
                                            ------      --------      --------
         TOTAL EXPENSES                        917         5,411         1,124
                                            ------      --------      --------
     Waiver and Reimbursement                  --           --             (28)
     Advisory Fee Recaptured                   --           --             --
                                            ------      --------      --------
         Net Expenses                          917         5,411         1,096
                                            ------      --------      --------
NET INVESTMENT INCOME (LOSS)                 6,191        (3,886)         (705)
                                            ------      --------      --------
Net Realized Gain (Loss) from
   Security Transactions3                        6       119,887         2,035
Net Realized Loss on Foreign
   Currency Transactions                        --          --              --
Net Change in Unrealized Appreciation
   (Depreciation) on Investments              --          34,248       (14,689)
                                            ------      --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS                         6       154,135       (12,654)
                                            ------      --------      --------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $6,197      $150,249      $(13,359)
                                            ------      --------      --------

1. All distribution fees are incurred in the Advisor Class.
2. The PBHG New Opportunities and PBHG Focused Value Funds commenced operations on February 12, 1999.
3. Included in net realized gain from security transactions for the PBHG Large Cap Value Fund were gains of $7,589,804 from an in-kind redemption.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 84 & 85 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------

                                               --------------------------  --------------------------    --------------------------
                                                         PBHG                        PBHG                          PBHG
                                                        GROWTH                  EMERGING GROWTH              LARGE CAP GROWTH
                                                         FUND                        FUND                          FUND
                                               --------------------------  --------------------------    --------------------------
                                                 4/1/98         4/1/97       4/1/98         4/1/97         4/1/98          4/1/97
                                                   to             to           to             to             to              to
                                                 3/31/99        3/31/98      3/31/99        3/31/98        3/31/99         3/31/98
                                               -----------    -----------  ----------     -----------    -----------     ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                $  (40,167)    $  (41,659) $   (8,193)     $  (12,141)     $  (1,004)     $  (1,073)
   Net Realized Gain (Loss) from Security
     Transactions                                (123,200)       140,179     (34,951)         52,716         11,109         14,465
   Net Realized (Loss) on Foreign Currency
     Transactions                                      --             --          --              --             --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                       (524,058)     1,461,423    (189,387)        384,540          9,077         49,242
                                               ----------     ----------  ----------      ----------       --------       --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                   (687,425)     1,559,943    (232,531)        425,115         19,182         62,634
                                               ----------     ----------  ----------      ----------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                               --             --          --              --             --             --
   Net Realized Gains from Security Transactions       --             --      (3,473)             --         (9,078)        (1,402)
                                               ----------     ----------  ----------      ----------       --------       --------
   Total Distributions                                 --             --      (3,473)             --         (9,078)        (1,402)
                                               ----------     ----------  ----------      ----------       --------       --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                2,989,888      2,552,092   2,067,441       1,875,607        130,237        174,995
   Shares Issued upon Reinvestment
     of Distributions                                  --             --       3,287              --          8,663          1,233
   Shares Redeemed                             (4,423,533)    (3,392,800) (2,502,873)     (2,092,185)      (150,577)      (211,769)
                                               ----------     ----------  ----------      ----------       --------       --------
   Total PBHG Class Transactions               (1,433,645)      (840,708)   (432,145)       (216,578)       (11,677)       (35,541)
                                               ----------     ----------  ----------      ----------       --------       --------
   Advisor Class
   Shares Issued                                   21,461         72,982          --              --             --             --
   Shares Issued upon Reinvestment
     of Distributions                                  --             --          --              --             --             --
   Shares Redeemed                                (33,023)       (11,739)         --              --             --             --
                                               ----------     ----------  ----------      ----------       --------       --------
   Total Advisor Class Transactions               (11,562)        61,243          --              --             --             --
                                               ----------     ----------  ----------      ----------       --------       --------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions           (1,445,207)      (779,465)   (432,145)       (216,578)       (11,677)       (35,541)
                                               ----------     ----------  ----------      ----------       --------       --------
   Total Increase (Decrease) in Net Assets     (2,132,632)       780,478    (668,149)        208,537         (1,573)        25,691
                                               ----------     ----------  ----------      ----------       --------       --------
NET ASSETS:
   Beginning of Period                          5,427,607      4,647,129   1,404,157       1,195,620        145,662        119,971
                                               ----------     ----------  ----------      ----------       --------       --------
   End of Period                               $3,294,975     $5,427,607  $  736,008      $1,404,157       $144,089       $145,662
                                               ----------     ----------  ----------      ----------       --------       --------
                                               ----------     ----------  ----------      ----------       --------       --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                  126,179        102,864      93,873          80,964          5,693          9,034
   Shares Issued upon Reinvestment
     of Distributions                                  --             --         155              --            409             66
   Shares Redeemed                               (183,539)      (133,809)   (112,679)        (88,673)        (6,659)       (11,093)
                                               ----------     ----------  ----------      ----------       --------       --------
   Total PBHG Class Share Transactions            (57,360)       (30,945)    (18,651)         (7,709)          (557)        (1,993)
                                               ----------     ----------  ----------      ----------       --------       --------
   Advisor Class
   Shares Issued                                      902          3,017          --              --             --             --
   Shares Issued upon Reinvestment
     of Distributions                                  --             --          --             --             --              --
   Shares Redeemed                                 (1,354)          (462)         --              --             --             --
                                               ----------     ----------  ----------      ----------       --------       --------
   Total Advisor Class Share Transactions            (452)         2,555          --              --             --             --
                                               ----------     ----------  ----------      ----------       --------       --------
   Net Increase (Decrease) in Shares Outstanding  (57,812)       (28,390)    (18,651)         (7,709)          (557)        (1,993)
                                               ----------     ----------  ----------      ----------       --------       --------
                                               ----------     ----------  ----------      ----------       --------       --------

                                                 ------------------------  -------------------------     -------------------------
                                                          PBHG                      PBHG                           PBHG
                                                      SELECT EQUITY              CORE GROWTH                      LIMITED
                                                          FUND                      FUND                           FUND
                                                 ------------------------  -------------------------     -------------------------
                                                  4/1/98         4/1/97     4/1/98         4/1/97         4/1/98          4/1/97
                                                    to             to         to             to             to              to
                                                  3/31/99        3/31/98    3/31/99        3/31/98        3/31/99         3/31/98
                                                 ----------     ---------  ---------     -----------     ---------      ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                   $  (2,540)    $  (4,351) $  (1,331)     $  (2,644)      $  (1,131)     $  (1,200)
   Net Realized Gain (Loss) from Security
     Transactions                                    45,647        21,675     16,034         (5,477)          9,385         11,738
   Net Realized (Loss) on Foreign Currency
     Transactions                                        --            --         --             --              --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                          (31,961)      140,704    (15,463)        79,526         (27,057)        64,636
                                                   --------      --------   --------       --------        --------       --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                       11,146       158,028       (760)        71,405         (18,803)        75,174
                                                   --------      --------   --------       --------        --------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                 --            --         --             --              --             --
   Net Realized Gains from Security Transactions         --            --         --             --          (5,915)        (5,376)
                                                   --------      --------   --------       --------        --------       --------
   Total Distributions                                   --            --         --             --          (5,915)        (5,376)
                                                   --------      --------   --------       --------        --------       --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    193,042       122,632    203,788        110,417           9,499         19,454
   Shares Issued upon Reinvestment of Distributions      --            --         --             --           5,730          5,219
   Shares Redeemed                                 (304,360)     (317,070)  (282,053)      (300,307)        (60,668)       (53,823)
                                                   --------      --------   --------       --------        --------       --------
   Total PBHG Class Transactions                   (111,318)     (194,438)   (78,265)      (189,890)        (45,439)       (29,150)
                                                   --------      --------   --------       --------        --------       --------
   Advisor Class
   Shares Issued                                         --            --         --             --              --             --
   Shares Issued upon Reinvestment of Distributions      --            --         --             --              --             --
   Shares Redeemed                                       --            --         --             --              --             --
                                                   --------      --------   --------       --------        --------       --------
   Total Advisor Class Transactions                      --            --         --             --              --             --
                                                   --------      --------   --------       --------        --------       --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                    (111,318)     (194,438)   (78,265)      (189,890)        (45,439)       (29,150)
                                                   --------      --------   --------       --------        --------       --------
   Total Increase (Decrease) in Net Assets         (100,172)      (36,410)   (79,025)      (118,485)        (70,157)        40,648
                                                   --------      --------   --------       --------        --------       --------
NET ASSETS:
   Beginning of Period                              336,076       372,486    165,510        283,995         178,168        137,520
                                                   --------      --------   --------       --------        --------       --------
   End of Period                                   $235,904      $336,076   $ 86,485       $165,510        $108,011       $178,168
                                                   --------      --------   --------       --------        --------       --------
                                                   --------      --------   --------       --------        --------       --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                      8,480         6,144     16,673          9,459             777          1,549
   Shares Issued upon Reinvestment of Distributions      --            --        --              --             484            442
   Shares Redeemed                                  (13,299)      (15,642)   (22,754)       (24,681)         (4,876)        (4,532)
                                                   --------      --------   --------       --------        --------       --------
   Total PBHG Class Share Transactions               (4,819)       (9,498)    (6,081)       (15,222)         (3,615)        (2,541)
                                                   --------      --------   --------       --------        --------       --------
   Advisor Class
   Shares Issued                                         --            --         --             --              --             --
   Shares Issued upon Reinvestment of Distributions      --            --         --             --              --             --
   Shares Redeemed                                       --            --         --             --              --             --
                                                   --------      --------   --------       --------        --------       --------
   Total Advisor Class Share Transactions                --            --         --             --              --             --
                                                   --------      --------   --------       --------        --------       --------
   Net Increase (Decrease) in Shares Outstanding     (4,819)       (9,498)    (6,081)       (15,222)         (3,615)        (2,541)
                                                   --------      --------   --------       --------        --------       --------
                                                   --------      --------   --------       --------        --------       --------

                                                 ------------------------
                                                           PBHG
                                                       LARGE CAP 20
                                                           FUND
                                                 ------------------------
                                                  4/1/98         4/1/97
                                                    to             to
                                                  3/31/99        3/31/98
                                                 ---------     ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                  $   (2,501)    $    (857)
   Net Realized Gain (Loss) from Security
     Transactions                                    32,587         8,307
   Net Realized (Loss) on Foreign Currency
     Transactions                                        --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                          149,316        52,271
                                                   --------      --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      179,402        59,721
                                                   --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                 --            --
   Net Realized Gains from Security Transactions     (5,087)           --
                                                   --------      --------
   Total Distributions                               (5,087)           --
                                                   --------      --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    747,561       228,573
   Shares Issued upon Reinvestment of Distributions   4,843           --
   Shares Redeemed                                 (516,273)     (165,482)
                                                   --------      --------
   Total PBHG Class Transactions                    236,131        63,091
                                                   --------      --------
   Advisor Class
   Shares Issued                                         --            --
   Shares Issued upon Reinvestment of Distributions      --            --
   Shares Redeemed                                       --            --
                                                   --------      --------
   Total Advisor Class Transactions                      --            --
                                                   --------      --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                     236,131        63,091
                                                   --------      --------
   Total Increase (Decrease) in Net Assets          410,446       122,812
                                                   --------      --------
NET ASSETS:
   Beginning of Period                              192,631        69,819
                                                   --------      --------
   End of Period                                   $603,077      $192,631
                                                   --------      --------
                                                   --------      --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                     40,903        17,218
   Shares Issued upon Reinvestment of Distributions     254            --
   Shares Redeemed                                  (28,184)      (12,712)
                                                   --------      --------
   Total PBHG Class Share Transactions               12,973         4,506
                                                   --------      --------
   Advisor Class
   Shares Issued                                         --            --
   Shares Issued upon Reinvestment of Distributions      --            --
   Shares Redeemed                                       --            --
                                                   --------      --------
   Total Advisor Class Share Transactions                --            --
                                                   --------      --------
   Net Increase (Decrease) in Shares Outstanding     12,973         4,506
                                                   --------      --------
                                                   --------      --------

    Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

86 & 87 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

------------------------------------------------------

                                                  -----------------     --------------------------    ---------------------------
                                                        PBHG                      PBHG                          PBHG
                                                  NEW OPPORTUNITIES          LARGE CAP VALUE                MID-CAP VALUE
                                                        FUND                      FUND                          FUND
                                                  -----------------     --------------------------    ---------------------------
                                                      2/12/994            4/1/98         4/1/97         4/1/98          5/1/971
                                                         to                 to             to             to              to
                                                       3/31/99            3/31/99        3/31/98        3/31/99         3/31/98
                                                     -----------        ----------     -----------    -----------     -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                      $   (12)             $  405          $  555       $      4         $  (41)
   Net Realized Gain (Loss) from Security
     Transactions                                        566              17,489          12,603         11,898          5,307
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                         --                  --              --             --             --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                             2,061              (2,893)          5,906         (2,155)         3,309
                                                     -------             -------         -------        -------        -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                   2,615              15,001          19,064          9,747          8,575
                                                     -------             -------         -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  --                (579)           (343)            --             --
   Distributions in excess of net investment income       --                  --              --             --             --
   Net Realized Gains from Security Transactions          --              (9,589)         (5,030)        (3,487)        (1,853)
                                                     -------             -------         -------        -------        -------
   Total Distributions                                    --             (10,168)         (5,373)        (3,487)        (1,853)
                                                     -------             -------         -------        -------        -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                       4,982              38,949          60,032        130,518         95,035
   Shares Transfered 2                                 9,767                  --          10,076             --             --
   Shares Issued upon Reinvestment of Distributions       --               9,896           5,275          3,287          1,731
   Shares Redeemed 3                                    (622)            (85,232)        (38,860)      (137,257)       (49,315)
                                                     -------             -------         -------        -------        -------
   Total PBHG Class Transactions                      14,127             (36,387)         36,523         (3,452)        47,451
                                                     -------             -------         -------        -------        -------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                       14,127             (36,387)         36,523         (3,452)        47,451
                                                     -------             -------         -------        -------        -------
   Total Increase (Decrease) in Net Assets            16,742             (31,554)         50,214          2,808         54,173

                                                     -------             -------         -------        -------        -------
NET ASSETS:
   Beginning of Period                                    --              76,476          26,262         54,173             --
                                                     -------             -------         -------        -------        -------
   End of Period                                     $16,742             $44,922         $76,476        $56,981        $54,173
                                                     -------             -------         -------        -------        -------
                                                     -------             -------         -------        -------        -------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                         336               2,866           5,169          9,105          7,022
   Shares Transfered 2                                   723                  --             989             --             --
   Shares Issued upon Reinvestment of Distributions       --                 762             460            286            132
   Shares Redeemed 3                                     (42)             (6,262)         (3,337)        (9,156)        (3,612)
                                                     -------             -------         -------        -------        -------
   Total PBHG Class Share Transactions                 1,017              (2,634)          3,281            235          3,542
                                                     -------             -------         -------        -------        -------
   Net Increase (Decrease) in Shares Outstanding       1,017              (2,634)          3,281            235          3,542
                                                     -------             -------         -------        -------        -------
                                                     -------             -------         -------        -------        -------


                                                       --------------------------  ------------         -------------------------
                                                                 PBHG                 PBHG                         PBHG
                                                            SMALL CAP VALUE       FOCUSED VALUE                INTERNATIONAL
                                                                 FUND                 FUND                         FUND
                                                       --------------------------  ------------         -------------------------
                                                         4/1/98         5/1/971    2/12/994               4/1/98         4/1/97
                                                           to             to          to                    to             to
                                                         3/31/99        3/31/98     3/31/99               3/31/99        3/31/98
                                                       -----------     ----------  ----------           -----------     ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                          $   (727)      $  (264)   $     --                  $  5          $  (26)
   Net Realized Gain (Loss) from Security
     Transactions                                          (8,356)       10,557          93                   624           1,631
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                              --            --          --                   (61)            (22)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                                (14,071)        6,382         (55)                  (15)          2,014
                                                        ---------      --------      ------               -------         -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                      (23,154)       16,675          38                   553           3,597
                                                        ---------      --------      ------               -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                       --            --          --                    (5)             --
   Distributions in excess of net investment income            --            --          --                  (201)             --
   Net Realized Gains from Security Transactions           (6,608)       (3,873)         --                  (498)         (1,541)
                                                        ---------      --------      ------               -------         -------
   Total Distributions                                     (6,608)       (3,873)         --                  (704)         (1,541)
                                                        ---------      --------      ------               -------         -------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                          122,004       209,518       3,079                54,185          49,801
   Shares Transfered 2                                         --            --       1,294                    --              --
   Shares Issued upon Reinvestment of Distributions         5,980         3,541          --                   687           1,478
   Shares Redeemed 3                                     (154,269)     (100,027)       (753)              (63,406)        (53,695)
                                                        ---------      --------      ------               -------         -------
   Total PBHG Class Transactions                          (26,285)      113,032       3,620                (8,534)         (2,416)
                                                        ---------      --------      ------               -------         -------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (26,285)      113,032       3,620                (8,534)         (2,416)
                                                        ---------      --------      ------               -------         -------
   Total Increase (Decrease) in Net Assets                (56,047)      125,834       3,658                (8,685)           (360)

                                                        ---------      --------      ------               -------         -------
NET ASSETS:
   Beginning of Period                                    125,834            --          --                20,905          21,265
                                                        ---------      --------      ------               -------         -------
   End of Period                                        $  69,787      $125,834      $3,658               $12,220         $20,905
                                                        ---------      --------      ------               -------         -------
                                                        ---------      --------      ------               -------         -------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                            9,257        15,018         297                 4,707           4,207
   Shares Transfered 2                                         --            --         126                    --              --
   Shares Issued upon Reinvestment of Distributions           486           264          --                    61             143
   Shares Redeemed 3                                      (11,790)       (7,103)        (73)               (5,450)         (4,503)
                                                        ---------      --------      ------               -------         -------
   Total PBHG Class Share Transactions                     (2,047)        8,179         350                  (682)           (153)
                                                        ---------      --------      ------               -------         -------
   Net Increase (Decrease) in Shares Outstanding           (2,047)        8,179         350                  (682)           (153)
                                                        ---------      --------      ------               -------         -------
                                                        ---------      --------      ------               -------         -------


                                                   -------------------------
                                                              PBHG
                                                          CASH RESERVES
                                                              FUND
                                                   -------------------------
                                                     4/1/98         4/1/97
                                                       to             to
                                                     3/31/99        3/31/98
                                                   -----------    ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                      $  6,191      $  9,338
   Net Realized Gain (Loss) from Security
     Transactions                                           6             5
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                          --            --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions                                 --            --
                                                     --------      --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                    6,197         9,343
                                                     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                               (6,192)       (9,338)
   Distributions in excess of net investment income        --            --
   Net Realized Gains from Security Transactions           --            --
                                                     --------      --------
   Total Distributions                                 (6,192)       (9,338)
                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                    3,499,237     1,974,482
   Shares Transfered 2                                     --            --
   Shares Issued upon Reinvestment of Distributions     4,628         9,128
   Shares Redeemed 3                               (3,477,205)   (2,207,617)
                                                     --------      --------
   Total PBHG Class Transactions                       26,660      (224,007)
                                                     --------      --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                        26,660      (224,007)
                                                     --------      --------
   Total Increase (Decrease) in Net Assets             26,665      (224,002)

                                                     --------      --------
NET ASSETS:
   Beginning of Period                                117,574       341,576
                                                     --------      --------
   End of Period                                     $144,239      $117,574
                                                     --------      --------
                                                     --------      --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                    3,499,237     1,974,482
   Shares Transfered 2                                     --            --
   Shares Issued upon Reinvestment of Distributions     4,628         9,128
   Shares Redeemed 3                               (3,477,205)   (2,207,617)
                                                     --------      --------
   Total PBHG Class Share Transactions                 26,660      (224,007)
                                                     --------      --------
   Net Increase (Decrease) in Shares Outstanding       26,660      (224,007)
                                                     --------      --------
                                                     --------      --------

1. The PBHG Mid-Cap Value and PBHG Small Cap Value Funds commenced operations on May 1, 1997.
2. Net asset value of shares issued in connection with the transfer of the Newbold's
   Equity Fund and PBHG Advisor Funds, Inc. Reference note 6 of the Notes to Financial Statements.
3. Included in capital shares redeemed for the PBHG Large Cap Value Fund was an in-kind redemption on January 4, 1999 of 3,232,902 shares and $44,452,402.
4. The PBHG New Opportunities and PBHG Focused Value Funds commenced operations on February 12, 1999.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements. 88 & 89 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (000) -- Concluded
------------------------------------------------------

                                                                         -------------------------    ---------------------------
                                                                            PBHG TECHNOLOGY &              PBHG STRATEGIC
                                                                             COMMUNICATIONS                 SMALL COMPANY
                                                                                  FUND                          FUND
                                                                         -------------------------    ---------------------------
                                                                          4/1/98         4/1/97         4/1/98          4/1/97
                                                                            to             to             to              to
                                                                          3/31/99        3/31/98        3/31/99         3/31/98
                                                                         ---------     -----------    -----------     -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                      $    (3,886)    $    (5,482)       $  (705)     $    (945)
   Net Realized Gain (Loss) from Security Transactions                   119,887           4,812          2,035         13,618
   Net Realized (Loss) on Foreign Currency Transactions                       --             --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on
     Investments and Foreign Currency Transactions                        34,248         179,889        (14,689)        25,036
                                                                      ----------      ----------        -------       --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                     150,249         179,219        (13,359)        37,709
                                                                      ----------      ----------        -------       --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                      --              --             --             --
   Net Realized Gains from Security Transactions                          (5,296)        (26,386)        (2,717)        (8,154)
                                                                      ----------      ----------        -------       --------
   Total Distributions                                                    (5,296)        (26,386)        (2,717)        (8,154)
                                                                      ----------      ----------        -------       --------
CAPITAL SHARE TRANSACTIONS:
   PBHG Class
   Shares Issued                                                       1,546,866         910,539         43,247        127,228
   Shares Issued upon Reinvestment of  Distributions                       4,857          25,100          2,579          7,759
   Shares Redeemed                                                    (1,655,968)     (1,085,931)       (93,704)      (113,941)
                                                                      ----------      ----------        -------       --------
   Total PBHG Class Transactions                                        (104,245)       (150,292)       (47,878)        21,046
                                                                      ----------      ----------        -------       --------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                                         (104,245)       (150,292)       (47,878)        21,046
                                                                      ----------      ----------        -------       --------
   Total Increase (Decrease) in Net Assets                                40,708           2,541        (63,954)        50,601
                                                                      ----------      ----------        -------       --------
NET ASSETS:
   Beginning of Period                                                   495,697         493,156        111,983         61,382
                                                                      ----------      ----------        -------       --------
   End of Period                                                        $536,405        $495,697        $48,029       $111,983
                                                                      ----------      ----------        -------       --------
                                                                      ----------      ----------        -------       --------
SHARES ISSUED AND REDEEMED:
   PBHG Class
   Shares Issued                                                          75,144          49,980          3,991         10,645
   Shares Issued upon Reinvestment of  Distributions                         249           1,474            249            684
   Shares Redeemed                                                       (81,676)        (59,449)        (8,374)        (9,564)
                                                                      ----------      ----------        -------       --------
   Total PBHG Class Share Transactions                                    (6,283)         (7,995)        (4,134)         1,765
                                                                      ----------      ----------        -------       --------
   Net Increase (Decrease) in Shares Outstanding                          (6,283)         (7,995)        (4,134)         1,765
                                                                      ----------      ----------        -------       --------
                                                                      ----------      ----------        -------       --------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[PILLAR LOGO OMITTED]  90

THE PBHG FUNDS, INC.

                      [This page intentionally left blank]

91 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

FINANCIAL HIGHLIGHTS
--------------------
For a Share Outstanding Throughout Each Period
For the Period Ended March 31, 1999

                                                                                                                        Ratio
                                                                                                                        of Net
              Net                                                              Net               Net                  Investment
             Asset       Net       Realized and  Distributions Distributions  Asset            Assets      Ratio        Income
             Value   Investment    Unrealized       from Net       from       Value              End    of Expenses     (Loss)
           Beginning   Income   Gains or (Losses)  Investment     Capital      End     Total  of Period  to Average   to Average
           of Period   (Loss)     on Securities      Income        Gains    of Period Return    (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  1999 4    $28.23  $(0.24)        $ (3.48)            --            --      $24.51 (13.18)% $3,228,740    1.32%        (0.99)%
  1998       21.06   (0.26)           7.43             --            --       28.23  34.05 %  5,338,380    1.26%        (0.74)%
  1997       25.30   (0.10)          (4.14)            --            --       21.06 (16.76)%  4,634,138    1.25%        (0.69)%
  1996       16.70   (0.06)           8.66             --            --       25.30  51.50%   3,298,666    1.48%        (0.79)%
  1995 1     14.67   (0.05)           2.09             --          $(0.01)    16.70  13.92%   1,014,832    1.50%        (0.69)%

  PBHG ADVISOR CLASS
  1999 4    $28.12  $(0.30)        $ (3.47)            --            --      $24.35 (13.41)%    $66,235    1.57%        (1.24)%
  1998       21.03   (0.15)           7.24             --            --       28.12  33.71%      89,227    1.51%        (1.02)%
  1997 2     25.42   (0.06)          (4.33)            --            --       21.03 (17.27)%+    12,991    1.53%*       (1.11)%*

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  1999 4    $25.83  $(0.18)        $ (4.96)            --          $(0.08)   $20.61 (19.91)% $  736,008    1.34%        (0.80)%
  1998       19.26   (0.24)           6.81             --            --       25.83  34.11 %  1,404,157    1.27%        (0.80)%
  1997       23.07   (0.11)          (2.87)            --           (0.83)    19.26 (13.71)%  1,195,620    1.28%        (0.36)%
  1996       16.10   (0.07)           8.03             --           (0.99)    23.07  50.16%     689,705    1.47%        (0.42)%
  1995 3,4   14.59   (0.01)           1.56             --           (0.04)    16.10  10.64%+    411,866    1.50%*       (0.08)%*

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------
  PBHG CLASS
  1999 4    $22.69  $(0.16)         $ 3.53             --          $(1.49)   $24.57  15.90%    $144,089    1.25%        (0.71)%
  1998       14.26   (0.19)           8.82             --           (0.20)    22.69  60.80%     145,662    1.22%        (0.79)%
  1997       14.53   (0.05)          (0.21)            --           (0.01)    14.26  (1.77)%    119,971    1.23%        (0.47)%
  1996 6     10.00   (0.03)           4.97             --           (0.41)    14.53  50.47%*     53,759    1.50%*       (0.66)%*

-----------------------
PBHG SELECT EQUITY FUND
-----------------------
  PBHG CLASS
  1999 4    $24.15  $(0.21)         $ 1.99             --            --      $25.93   7.37%    $235,904    1.34%        (0.90)%
  1998       15.91   (0.44)           8.68             --            --       24.15  51.79%     336,076    1.35%        (1.15)%
  1997       17.27   (0.13)          (1.03)            --          $(0.20)    15.91  (6.94)%    372,486    1.26%        (0.76)%
  1996 6     10.00   (0.05)           7.68             --           (0.36)    17.27  77.75%*    202,796    1.50%*       (0.74)%*

---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  1999 4    $13.53  $(0.14)          $0.67             --            --      $14.06   3.92%   $  86,485    1.45%        (1.16)%
  1998       10.34   (0.33)           3.52             --            --       13.53  30.85%     165,510    1.35%        (1.07)%
  1997       11.82   (0.09)          (1.39)            --            --       10.34 (12.52)%    283,995    1.36%        (0.77)%
  1996 5     10.00    --              1.82             --            --       11.82  18.20%+     31,092    1.50%*       (0.18)%*

-----------------
PBHG LIMITED FUND
-----------------
  PBHG CLASS
  1999 4    $14.08  $(0.10)         $(1.45)            --          $(0.58)   $11.95 (11.01)%   $108,011    1.40%        (0.81)%
  1998        9.05   (0.10)           5.53             --           (0.40)    14.08  60.78%     178,168    1.40%        (0.72)%
  1997 8     10.00    0.02           (0.93)         $(0.03)         (0.01)     9.05  (9.15)%+   137,520    1.42%*        0.33%*

----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  1999 4    $15.98  $(0.12)          $8.46             --          $(0.22)   $24.10  52.52%    $603,077    1.27%        (0.64)%
  1998        9.25   (0.07)           6.80             --            --       15.98  72.76%     192,631    1.41%        (0.79)%
  1997 9     10.00   (0.01)          (0.73)         $(0.01)          --        9.25  (7.40)%+    69,819    1.50%*        0.17%*

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  1999 4,13 $13.52  $(0.01)          $2.96             --            --      $16.47  21.82%+    $16,742    1.50%*       (0.80)%*

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  1999      $13.01   $0.08           $2.45          $(0.10)        $(1.59)   $13.85  20.29%     $44,922    1.01%         0.59%
  1998       10.11    0.02            3.84           (0.06)         (0.90)    13.01  39.47%      76,476    1.17%         0.98%
  1997 10    10.00    0.02            0.09             --            --       10.11   1.10%+     26,262    1.50%*        1.61%*

                            Ratio
                            of Net
                Ratio     Investment
             of Expenses Income (Loss)
             to Average  to Average
             Net Assets  Net Assets     Portfolio
             (Excluding  (Excluding     Turnover
              Waivers)   Waivers)         Rate
--------------------------------------------------
----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  1999 4    1.32%        (0.99)%      80.51%
  1998      1.26%        (0.74)%      94.21%
  1997      1.25%        (0.69)%      64.89%
  1996      1.48%        (0.79)%      44.64%
  1995 1    1.50%        (0.69)%     118.75%

  PBHG ADVISOR CLASS
  1999 4    1.57%        (1.24)%      80.51%
  1998      1.51%        (1.02)%      94.21%
  1997 2    1.53%*       (1.11)%*     64.89%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  1999 4    1.34%        (0.80)%     101.53%
  1998      1.27%        (0.80)%      95.21%
  1997      1.28%        (0.36)%      47.75%
  1996      1.47%        (0.42)%      97.05%
  1995 3,4  1.50%*       (0.08)%*     27.50%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------
  PBHG CLASS
  1999 4    1.25%        (0.71)%      46.16%
  1998      1.22%        (0.79)%      46.56%
  1997      1.23%        (0.47)%      51.70%
  1996 6    2.07%*       (1.23)%*    116.75%

-----------------------
PBHG SELECT EQUITY FUND
-----------------------
  PBHG CLASS
  1999 4    1.34%        (0.90)%      56.59%
  1998      1.35%        (1.15)%      72.16%
  1997      1.26%        (0.76)%      71.70%
  1996 6    1.73%*       (0.97)%*    206.22%

---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  1999 4    1.45%        (1.16)%     120.93%
  1998      1.35%        (1.07)%      72.78%
  1997      1.36%        (0.77)%      46.75%
  1996 5    2.92%*       (1.60)%*     17.00%

-----------------
PBHG LIMITED FUND
-----------------
  PBHG CLASS
  1999 4    1.40%        (0.81)%     111.07%
  1998      1.40%        (0.72)%      81.36%
  1997 8    1.42%*        0.33%*      75.46%

----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  1999 4    1.27%        (0.64)%      76.41%
  1998      1.41%        (0.79)%      98.27%
  1997 9    1.50%*        0.17%*      43.98%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------
  PBHG CLASS
  1999 4,13 1.59%*       (0.89)%*    109.43%

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------
  PBHG CLASS
  1999      1.01%         0.59%      568.20%
  1998      1.17%         0.98%      403.59%
  1997 10   1.74%*        1.37%*       0.00%

[PILLAR LOGO OMITTED]  92

THE PBHG FUNDS, INC.

                                                                                                                     Ratio
                                                                                                                     of Net
           Net                                                              Net               Net                  Investment
          Asset       Net       Realized and  Distributions Distributions  Asset            Assets      Ratio        Income
          Value   Investment    Unrealized       from Net       from       Value              End    of Expenses     (Loss)
        Beginning   Income   Gains or (Losses)  Investment     Capital      End     Total  of Period  to Average   to Average
        of Period   (Loss)     on Securities      Income        Gains    of Period Return    (000)    Net Assets   Net Assets
------------------------------------------------------------------------------------------------------------------------------
-----------------------
PBHG MID-CAP VALUE FUND
-----------------------
  PBHG CLASS
  1999    $15.30    --             $0.92             --        $(1.13)     $15.09   8.35%   $56,981    1.33%      0.01%
  1998 12  10.00  $(0.01)           6.00             --         (0.69)      15.30  61.06%+   54,173    1.47%*    (0.17)%*

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  1999 4  $15.38  $(0.09)         $(3.06)            --        $(0.85)     $11.38 (20.93)% $ 69,787    1.48%     (0.71)%
  1998 12  10.00   (0.03)           6.15             --         (0.74)      15.38  62.27%+  125,834    1.49%*    (0.52)%*

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  1999 13 $10.32   --              $0.14             --         --         $10.46   1.36%+   $3,658    1.50%*     0.09%*

-----------------------
PBHG INTERNATIONAL FUND
-----------------------
  PBHG CLASS
  1999 14 $12.04  $(0.14)          $0.29           $(0.17)    $(0.42)      $11.60   1.42%   $12,220    1.97%     (0.35)%
  1998     11.26   (0.03)           1.83             --        (1.02)       12.04  17.46%    20,905    2.00%     (0.13)%
  1997     10.55    --              0.71             --         --          11.26   6.73%    21,265    2.22%     (0.32)%
  1996      9.13   (0.04)           1.46             --         --          10.55  15.55%    11,243    2.25%     (0.22)%
  1995 11  10.00   (0.03)          (0.80)            --        (0.04)        9.13  (8.33)%+  15,236    2.25%*    (0.43)%*

-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  1999     $1.00   $0.05            --             $(0.05)       --         $1.00   4.84%  $144,239    0.70%      4.72%
  1998      1.00    0.05            --              (0.05)       --          1.00   5.13%   117,574    0.68%      5.00%
  1997      1.00    0.05            --              (0.05)       --          1.00   4.89%   341,576    0.68%      4.79%
  1996 6    1.00    0.05            --              (0.05)       --          1.00   5.24%*   99,001    0.70%*     5.05%*

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  1999 4  $19.27  $(0.19)          $8.80             --       $(0.29)      $27.59  45.33%  $536,405    1.34%     (0.96)%
  1998     14.63   (0.23)           5.72             --        (0.85)       19.27  38.29%   495,697    1.30%     (0.91)%
  1997     12.48   (0.05)           2.55             --        (0.35)       14.63  19.59%   493,156    1.33%     (0.59)%
  1996 7   10.00   (0.02)           2.50             --         --          12.48  24.82%+   61,772    1.50%*    (0.50)%*

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
  PBHG CLASS
  1999 4  $12.89  $(0.11)         $(1.78)            --       $(0.46)      $10.54 (14.52)% $ 48,029    1.50%     (0.97)%
  1998      8.86   (0.11)           5.01             --        (0.87)       12.89  56.54%   111,983    1.45%     (0.92)%
  1997 10  10.00    --             (1.14)            --         --           8.86 (11.40)%+  61,382    1.50%*     0.18%*

                        Ratio
                        of Net
            Ratio     Investment
         of Expenses Income (Loss)
         to Average  to Average
         Net Assets  Net Assets     Portfolio
         (Excluding  (Excluding     Turnover
          Waivers)   Waivers)         Rate
----------------------------------------------
-----------------------
PBHG MID-CAP VALUE FUND
-----------------------
  PBHG CLASS
  1999    1.33%         0.01%     732.73%
  1998 12 1.47%*       (0.17)%*   399.96%

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------
  PBHG CLASS
  1999 4  1.48%        (0.71)%    273.87%
  1998 12 1.49%*       (0.52)%*   263.04%

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------
  PBHG CLASS
  1999 13 2.67%*       (1.08)%*   173.09%

-----------------------
PBHG INTERNATIONAL FUND
-----------------------
  PBHG CLASS
  1999 14 1.97%        (0.35)%     59.74%
  1998    2.00%        (0.13)%     85.94%
  1997    2.22%        (0.32)%     74.82%
  1996    3.03%        (1.00)%    140.26%
  1995 11 2.36%*       (0.54)%*    81.72%

-----------------------
PBHG CASH RESERVES FUND
-----------------------
  PBHG CLASS
  1999     0.70%         4.72%        n/a
  1998     0.68%         5.00%        n/a
  1997     0.68%         4.79%        n/a
  1996 6   0.88%*        4.87%*       n/a

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------
  PBHG CLASS
  1999 4  1.34%        (0.96)%    276.07%
  1998    1.30%        (0.91)%    259.89%
  1997    1.33%        (0.59)%    289.91%
  1996 7  2.00%*       (1.00)%*   125.99%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------
  PBHG CLASS
  1999 4  1.54%        (1.01)%    140.89%
  1998    1.45%        (0.92)%    215.46%
  1997 10 1.50%*        0.18%*     88.88%

  * Annualized
  + Total returns have not been annualized.
 1 The information set forth in this table for the period prior to June 2, 1994 is the financial data of the Pilgrim Baxter Growth Fund, a series of the Advisor's Inner Circle II Fund. PBHG Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Growth Fund on June 2, 1994.
 2 The PBHG Growth Fund Advisor Class commenced operations on August 16, 1996. 3 The information set forth in this table for the periods prior to June 2,
    1994 is the financial data of the Pilgrim Baxter Emerging Growth Fund, a series of the Advisor's Inner Circle Fund. PBHG Emerging Growth Fund acquired the assets and assumed the liabilities of the Pilgrim Baxter Emerging Growth Fund on June 2, 1994. The PBHG Emerging Growth Fund retained the October 31 fiscal year end of its predecessor only for fiscal year 1994. PBHG Emerging Growth changed its fiscal year end to March 31 in 1995 and reported financial information for the fiscal period from November 1, 1994 to March 31, 1995.
 4  Per share calculations were performed using average shares for the period.
 5  The PBHG Core Growth Fund commenced operations on December 29, 1995.
 6 The PBHG Large Cap Growth Fund, the PBHG Select Equity Fund, and the PBHG Cash Reserves Fund commenced operations on April 5, 1995.
 7 The PBHG Technology & Communications Fund commenced operations on September 29, 1995.
 8  The PBHG Limited Fund commenced operations on June 28, 1996.
 9  The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.
 10 The PBHG Large Cap Value Fund and the PBHG Strategic Small Company Fund
    commenced operations on December 31, 1996.
 11 The PBHG International Fund commenced operations on June 15, 1994.
 12 The PBHG Mid-Cap Value and the PBHG Small Cap Value Funds commenced operations April 30, 1997.
 13 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 14 Distributions from net investment income include $0.1659 of distribution in excess of net investment income.

 Amounts designated as "-" are either $0 or have been rounded to $0.

93  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------
As of March 31, 1999



1.  ORGANIZATION

The PBHG Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen series: the PBHG Growth Fund (the "Growth Fund"), the PBHG Emerging Growth Fund (the "Emerging Growth Fund"), the PBHG Large Cap Growth Fund (the "Large Cap Growth Fund"), the PBHG Select Equity Fund (the "Select Equity Fund"), the PBHG Core Growth Fund (the "Core Growth Fund"), the PBHG Limited Fund (the "Limited Fund"), the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), the PBHG New Opportunities Fund (the "New Opportunities Fund"), the PBHG Large Cap Value Fund (the "Large Cap Value Fund"), the PBHG Mid-Cap Value Fund (the "Mid-Cap Value Fund"), the PBHG Small Cap Value Fund (the "Small Cap Value Fund"), the PBHG Focused Value Fund (the "Focused Value Fund"), the PBHG International Fund (the "International Fund"), the PBHG Technology & Communications Fund (the "Technology & Communications Fund"), and the PBHG Strategic Small Company Fund (the "Strategic Small Company Fund"), (collectively referred to as the "Equity Portfolios"), and the PBHG Cash Reserves Fund (the "Cash Reserves Fund") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Large Cap 20 and the Focused Value Funds which are classified as non-diversified management investment companies. Each Portfolio's prospectus provides a description of it's investment objectives, policies and investment strategies. The Fund is registered to offer two classes of shares, PBHG Class and Advisor Class, formerly known as the "Trust Class." Currently, the Advisor Class of shares is only offered by the Growth Fund. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.



2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Equity Portfolios that are listed on a securities exchange and for which market quotations are available are valued at the last quoted sales price on each business day (normally 4:00 pm Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the last bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income for the Equity Portfolios are declared annually, if available. Dividends from net investment income for the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for all portfolios, are generally made to shareholders annually.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 1999, primarily attributable to certain net operating losses and with respect to the Large Cap Value Fund an in-kind redemption, which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following accounts:

                                              ACCUMULATED NET
                             PAID-IN-CAPITAL   REALIZED GAIN
                                  (000)            (000)
                             ---------------  ---------------
Growth Fund                    $(40,167)         $    --
Emerging Growth Fund             (8,190)               4
Large Cap Growth Fund              (227)            (777)
Select Equity Fund                    1           (2,541)
Core Growth Fund                 (2,624)              --
Limited Fund                        (98)          (1,032)
Large Cap 20 Fund                    --           (2,499)
New Opportunities Fund               65              (77)
Large Cap Value Fund              7,576           (7,550)
Mid-Cap Value Fund                   --               11
Small Cap Value Fund               (748)               5
Focused Value                         6               (6)
International Fund                   --             (223)
Cash Reserves Fund                   --               (4)
Technology & Communications Fund     --           (3,886)
Strategic Small Company Fund       (714)               3


These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of each Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.



[PILLAR LOGO OMITTED]  94

THE PBHG FUNDS, INC.


FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Fund reports gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. At March 31, 1999 the International Fund did not hold any foreign currency contracts.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as 12b-1 service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

All organizational costs incurred with the start up of the Core Growth Fund, the Select Equity Fund, the Large Cap Growth Fund, the Technology & Communications Fund, the Limited Fund, the Large Cap 20 Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Strategic Small Company Fund and the Cash Reserves Fund are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.



3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value, Focused Value and Technology and Communications Funds, 0.75% of the average daily net assets of the Large Cap Growth Fund, 0.65% of the Large Cap Value Fund, 1.00% of the average daily net assets of the Limited, New Opportunities, Small Cap Value, International and Strategic Small Company Funds, and 0.30% of the average daily net assets of the Cash Reserves Fund.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into expense limitation agreements with the Fund ("Expense Limitation Agreements"), with respect to the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual expenses (expressed as a percentage of the Portfolios' average daily net assets) to 1.50% and to not more than 2.25% of the average daily net assets of the International Fund. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements during any of the previous two fiscal years may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio to exceed 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds and 2.25% for the International Fund. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50% for the Core Growth, Limited, Large Cap 20, New Opportunities, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds and 2.25% for the International Fund, and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. At March 31, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:
   Strategic Small Company Fund             $27,500
   Focused Value Fund                        $3,862
   New Opportunities Fund                    $1,340

Pilgrim Baxter Value Investors, Inc. (formerly Newbold's Asset Management, Inc.), a wholly-owned subsidiary of the Adviser serves as the sub-adviser to the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Pilgrim Baxter Value Investors receives a fee from the Adviser at an annual rate of 0.40%, 0.50%, 0.65%, 0.40% and 0.30%, respectively, of the average daily net assets of the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund and the Strategic Small Company Fund. Pilgrim Baxter Value Investors receives no fees directly from the Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Focused Value Fund or the Strategic Small Company Fund.

Murray Johnstone International, Ltd. ("Murray Johnstone") serves as the sub-adviser to the International Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Murray Johnstone receives a fee from the Adviser at an annual rate of 0.50% of the International Fund's average daily net assets. Murray Johnstone receives no fees directly from the International Fund, and may periodically reduce its sub-advisory fee.

Wellington Management Company, LLP ("WMC") serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to the Investment Sub-Advisory Agreement with the Adviser and the Fund, WMC is entitled to receive a fee from the Adviser, computed daily and paid monthly, at an annual rate equal to 0.075% of the Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Cash Reserves Fund's average daily net assets over $500 million, but subject to a minimum

95  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS -- Concluded
------------------------------------------
As of March 31, 1999

annual fee of $50,000. WMC may, from time to time, waive all or a portion of its fee from the Adviser. WMC receives no fees directly from the Cash Reserves Fund.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Mutual Fund Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.04% of the average daily assets of each portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) The PBHG Insurance Series Fund, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily assets of each portfolio in the PBHG Fund Family, and 0.02% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services the Liquidity Desk received $238,141 for the year ended March 31, 1999.

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services. The Fund has adopted a Service Plan (the "Plan") on behalf of the Advisor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Fund of up to 0.25% of the average daily net assets of the Advisor Class shares for certain distribution and shareholder services. Currently only the Growth Fund has Advisor Class shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. First Union Bank, N.A. serves as the custodian for each of the Portfolios except the International Fund. The Northern Trust Company serves as the custodian for the International Fund.

The Fund has entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of those services. UAMSSC receives no fees directly from the Portfolios.

SHAREHOLDER SERVICE FEES (INCLUDING OUT OF POCKET EXPENSES) PAID TO PBHG FUND SERVICES FOR THE FISCAL YEAR ENDED MARCH 31, 1999 WERE (000):

Growth Fund                                         $2,216
Emerging Growth Fund                                   766
Large Cap Growth Fund                                  129
Select Equity Fund                                     260
Core Growth Fund                                       184
Limited Fund                                           103
Large Cap 20 Fund                                      234
New Opportunities Fund                                  --
Large Cap Value Fund                                    41
Mid-Cap Value Fund                                      50
Small Cap Value Fund                                    63
Focused Value Fund                                      --
International Fund                                      36
Cash Reserve Fund                                      105
Technology & Communications Fund                       362
Strategic Small Company Fund                            78


Officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.



4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Equity Portfolios for the period ended March 31, 1999 were as follows:

                                   PURCHASES          SALES
                                     (000)            (000)
                                --------------    -------------
Growth Fund                      $3,070,591         $4,329,422
Emerging Growth Fund                953,112          1,388,899
Large Cap Growth Fund                60,130             79,433
Select Equity Fund                  145,984            272,046
Core Growth Fund                    133,231            209,610
Limited Fund                        138,717            192,989
Large Cap 20 Fund                   489,817            271,992
New Opportunities Fund               28,119             18,678
Large Cap Value Fund                380,104            425,619
Mid-Cap Value Fund                  448,756            460,197
Small Cap Value Fund                272,587            297,574
Focused Value Fund                    8,213              5,980
International Fund                    1,266              1,726
Technology & Communications Fund  1,068,397          1,184,590
Strategic Small Company Fund        100,360            150,083


Sales of the PBHG Large Cap Value Fund included an in-kind redemption of $44,051,945 of investment securities in exchange for 3,232,902 shares of the Fund on January 4, 1999.

  [PILLAR LOGO OMITTED]  96

THE PBHG FUNDS, INC.

The book aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios at March 31, 1999 are as follows:


                                                          NET
                                                       UNREALIZED
                            UNREALIZED   UNREALIZED  APPRECIATION/
                           APPRECIATION DEPRECIATION (DEPRECIATION)
                               (000)        (000)        (000)
                           ------------ ------------ -------------
Growth Fund               $1,205,313     $178,837  $1,026,476
Emerging Growth Fund         202,741       47,424     155,317
Large Cap Growth Fund         62,887        2,451      60,436
Select Equity Fund            99,308        2,130      97,178
Core Growth Fund              26,404        2,069      24,335
Limited Fund                  29,284        4,732      24,552
Large Cap 20 Fund            208,444       11,693     196,751
New Opportunities Fund         3,668          331       3,337
Large Cap Value Fund           3,306        1,093       2,213
Mid-Cap Value Fund             3,126        1,972       1,154
Small Cap Value Fund           3,279       10,968      (7,689)
Focused Value Fund               114          130         (16)
International Fund             3,717           54       3,663
Technology &
  Communications Fund        166,081        4,126     161,955
Strategic Small
  Company Fund                 9,927        5,850       4,077

The difference between book and tax cost basis at March 31, 1999 was immaterial. The Portfolios had the following capital loss carryforwards at March 31, 1999, that can be used to offset future capital gains.

                          Capital Loss  Capital Loss  Capital Loss
                           Carryovers     Carryovers   Carryovers
                          Expiring 2005 Expiring 2006 Expiring 2007
                          ------------- ------------- -------------
Growth Fund                 8,022,850            --   271,063,916
Emerging Growth Fund               --            --    31,196,165
Core Growth Fund           10,246,114    28,445,344            --
Small Cap Value Fund               --            --     8,064,419



5.  CONCENTRATIONS

The Cash Reserves Fund invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry, state or region.

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.



6.  ACQUISITION

On September 29, 1997 the net assets of the Newbold Equity Portfolio of the UAM Funds Trust were acquired by the PBHG Large Cap Value Fund pursuant to an agreement and plan of re-organization dated June 26, 1997. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Newbold Equity Portfolio had net assets of $12,288,371 and 1,206,437 shares outstanding. After the reorganization, PBHG Large Cap Value Fund issued 988,606 shares at an NAV of $12.43. The combined assets after the reorganization were $70,925,600. The acquired unrealized appreciation at September 29, 1997 of the Newbold Equity Fund was $2,212,713.

On February 12, 1999 the net assets of the PBHG Advisor Core Value Fund and the PBHG Advisor New Opportunities Fund, both series of the PBHG Advisor Funds, Inc. were acquired by the PBHG Focused Value Fund and the PBHG New Opportunities Fund respectively, pursuant to an agreement and plan of reorganization dated February 12, 1999. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization the PBHG Advisor Core Value and PBHG Advisor New Opportunities had net assets of $1,294,123 and $9,766,893, respectively, shares outstanding of 125,435 and 722,618 respectively, and NAV's of $10.32 and $13.52, respectively. The PBHG Focused Value and the PBHG New Opportunities Funds were deemed to be the accounting survivors of the tax-free reorganizations, accordingly each Portfolio's performance history for financial reporting and advertising purposes began on February 12, 1999.



7.  LINE OF CREDIT

Each Portfolio may borrow, an amount up to its prospectus defined limitations, from a $500 million committed line of credit available to (i) the Funds and (ii) The PBHG Insurance Series Fund, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.40%. As of March 31, 1999, the Small Cap Value Fund had an outstanding borrowing of $700,000. Listed below are the Funds which had outstanding balances during the fiscal year ended March 31, 1999.



                        MAXIMUM        AVERAGE   DAILY WEIGHTED
                        AMOUNT       OUTSTANDING     AVERAGE
                       BORROWED        BALANCE    INTEREST RATE
                      ---------      ----------- --------------
Growth Fund           $12,500,000    $  42,740         5.93%
Technology &
   Communications Fund 19,200,000      128,767         5.49%
Core Growth Fund        2,100,000       18,082         5.59%
Strategic Small
   Company Fund         1,700,000       31,507         5.23%
Large Cap Value Fund    1,700,000       27,123         5.16%
Mid-Cap Value Fund     22,100,000      475,890         5.09%
Small Cap Value Fund    3,100,000      228,493         5.65%





97  [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.

NOTICE TO SHAREHOLDERS (unaudited)
----------------------------------

For shareholders that do not have a March 31, 1999 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended March 31, 1999, the Funds are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                         (A)           (B)
                                         Net        Ordinary            (C)                        (E)
                                    Capital Gains    Income           Total          (D)        Foreign
                                    Distributions Distributions    Distributions  Qualifying       Tax
Fund                                 (Tax Basis)   (Tax Basis)      (Tax Basis)  Dividends (1) Credit (2)
----------------------------------------------------------------------------------------------------------------
Growth ...........................        0.0%          0.0%            0.0%          0.0%         0.0%
Emerging Growth ..................      100.0%          0.0%          100.0%          0.0%         0.0%
Core Growth ......................        0.0%          0.0%            0.0%          0.0%         0.0%
Select Equity ....................        0.0%          0.0%            0.0%          0.0%         0.0%
Large Cap Growth .................      100.0%          0.0%          100.0%          0.0%         0.0%
Technology & Communications ......      100.0%          0.0%          100.0%          0.0%         0.0%
Limited ..........................      57.03%        42.97%          100.0%          1.0%         0.0%
Large Cap 20 .....................      14.69%        85.31%          100.0%          0.0%         0.0%
Large Cap Value ..................      15.73%        84.27%          100.0%         6.33%         0.0%
Strategic Small Company ..........       7.37%        92.63%          100.0%          2.0%         0.0%
International ....................      55.02%        44.98%          100.0%          0.0%       10.14%
Cash Reserves ....................        0.0%        100.0%          100.0%          0.0%         0.0%
Mid-Cap Value ....................        0.0%        100.0%          100.0%          0.0%         0.0%
Small Cap Value ..................        .22%        99.78%          100.0%         4.10%         0.0%
Focused Value ....................        0.0%          0.0%            0.0%          0.0%         0.0%
New Opportunities ................        0.0%          0.0%            0.0%          0.0%         0.0%

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) The foreign tax credit represents dividends which qualify for the foreign tax credit and is a percentage of "Ordinary Income Distributors".
 *  Items (A) and (B) are based on a percentage of each portfolio's distributions.
 ** Item (D) is based on a percentage of ordinary income distributions of each portfolio.


    None of the Portfolios qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

  [PILLAR LOGO OMITTED]  98

THE PBHG FUNDS, INC.

NOTICE TO SHAREHOLDERS (unaudited)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IF FOR INFORMATIONAL PURPOSES ONLY.

The PBHG Funds, Inc. - International Fund has made an election under ss.853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended March 31, 1999. The information provided is pertinent to taxpayers who meet the following two criteria:
     1.) they file a U.S. Federal Income Tax Return and
     2.) held shares of the fund on the December 10, 1998 dividend record date and satisfy the applicable requirements of the Code.

The amount per share of income from, and foreign taxes paid to, each country is listed in the following schedules.

                                                      Gross            Foreign
                                                     Dividends        Tax Paid
    Country                                          Per Share        Per Share
    ---------------------------------------------------------------------------------------------------------------
    Australia ....................................    0.00443          0.00017
    Brazil .......................................    0.00403          0.00007
    Canada .......................................    0.00281          0.00022
    Switzerland ..................................    0.00569          0.00072
    Chile ........................................    0.00010          0.00002
    Germany ......................................    0.01177          0.00090
    Denmark ......................................    0.00604          0.00077
    Spain ........................................    0.00901          0.00111
    Finland ......................................    0.00676          0.00084
    United Kingdom ...............................    0.06198          0.00619
    Hong Kong ....................................    0.00089          0.00000
    Ireland ......................................    0.00240          0.00050
    India ........................................    0.00025          0.00000
    Italy ........................................    0.00258          0.00032
    Japan ........................................    0.01159          0.00140
    Mexico .......................................    0.00129          0.00000
    Malaysia .....................................    0.00023          0.00005
    Netherlands ..................................    0.01058          0.00124
    Norway .......................................    0.00162          0.00020
    New Zealand ..................................    0.00170          0.00021
    Philippines ..................................    0.00022          0.00005
    Sweden .......................................    0.01052          0.00007
    Singapore ....................................    0.00130          0.00032
    Thailand .....................................    0.00023          0.00002
                                                      -------          -------
                                                      0.15803          0.01539
                                                      -------          -------
                                                      -------          -------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

 Please consult your tax advisor for proper treatment of this information.

99 [PILLAR LOGO OMITTED]

THE PBHG FUNDS, INC.


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[PILLAR LOGO OMITTED]  100

THE PBHG FUNDS, INC.

[PILLAR LOGO OMITTED]


P.O. Box 419534
Kansas City, MO 64141-6534

Investment Adviser:
Pilgrim Baxter & Associates, Ltd.

Distributor:
SEI Investments Distribution Co.

To open an account, receive account information or request literature, visit our web site at www.pbhgfunds.com or call 1-800-433-0051